As filed with the Securities and Exchange Commission on April 27, 2016

Registration Statement File No. 033-19605

Registration Statement File No. 811-03542

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.
☒ Post-Effective Amendment No. 33

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940

☒    Amendment No. 30

(Check appropriate box or boxes.)

MML Bay State Variable Life Separate Account I

(Exact Name of Registrant)

MML Bay State Life Insurance Company

(Name of Depositor)

100 Bright Meadow Boulevard Enfield, CT 06082-1981

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

(Depositor’s Telephone Number, Including Area Code)

John E. Deitelbaum

Senior Vice President

MML Bay State Life Insurance Company

100 Bright Meadow Boulevard Enfield, CT 06082-1981

(Name and Address of Agent for Service)

Approximate date of proposed public offering:    Continuous

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.

☒	on May 1, 2016, pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐	on pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	this post effective amendment designates a new effective date for a previously filed post effective amendment.

Variable Life Plus (VLP), a Flexible Premium Variable Whole Life Insurance Policy*

Issued by MML Bay State Life Insurance Company

MML Bay State Variable Life Separate Account I

This prospectus describes an individual, flexible premium, variable, whole life insurance policy (policy) issued by MML Bay State Life Insurance Company. While this policy is in force, it provides lifetime insurance protection on the insured.

The owner (you or your) has a number of investment choices in this policy. They include a guaranteed principal account (GPA) and the funds offered through our separate account, MML Bay State Variable Life Separate Account I (Separate Account). These funds are listed on the following page.

You bear the investment risk of any premium allocated to these investment funds. The death benefit may vary and the cash surrender value will vary, depending on the investment performance of the funds.

The prospectus and Statement of Additional Information (SAI) describe all material terms and features of the policy. Certain non-material provisions of your policy may be different than the general description in the prospectus and the SAI, and certain riders may not be available because of legal requirements in your state. See your policy for specific variations since any such state variation will be included in your policy or in riders or endorsements attached to your policy.

The policy provides life insurance protection. It is not a way to invest in mutual funds. Replacing an existing life insurance policy with this policy or financing the purchase of the policy through a loan or through withdrawals from another policy may not be to your advantage. Before purchasing, you should consider the policy in conjunction with other insurance you own.

The policy:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.
•	provides guarantees that are subject to our financial strength and claims-paying ability.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy nor is it an offer to sell the policy to anyone to whom it is illegal to offer the policy. The policy is no longer offered for sale. Owners may, however, continue to make premium payments under existing policies.

To learn more about the policy, you can obtain a copy of the SAI. The SAI is incorporated into this prospectus by reference and is legally part of this prospectus. We filed the SAI with the Securities and Exchange Commission (SEC). The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. For a free copy of the SAI, other information about this policy, or general inquiries, contact our Administrative Office at the address and phone number below:

MassMutual Customer Service Center

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

(FAX) 1-866-329-4527

www.massmutual.com

You may request a free personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling our Administrative Office.

The SEC has not approved or disapproved this policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Please read this prospectus carefully before investing. You should keep it for future reference.

Effective May 1, 2016

*	Title may vary in some jurisdictions.

MML Bay State Variable Life Separate Account I

The Separate Account invests in the following funds. You may allocate premium to any of the divisions in the Separate Account, and the Separate Account will purchase equivalent shares in the corresponding funds listed below. You may also allocate premium to the GPA.

We will deliver to you copies of the current fund prospectuses and/or summary prospectuses, which contain detailed information about the funds and their investment objectives, strategies, policies, risks and expenses. You may also visit our website (www.massmutual.com) to access this prospectus, as well as the current fund prospectuses and summary prospectuses, or contact our Administrative Office to request copies.

MML Series Investment Fund

MML Equity Index Fund (Class II)

MML Series Investment Fund II

MML Blend Fund (Initial Class)

MML Equity Fund (Initial Class)

MML Managed Bond Fund (Initial Class)

MML U.S. Government Money Market Fund (Initial Class)1

Oppenheimer Variable Account Funds

Oppenheimer Global Fund/VA (Non-Service)

T. Rowe Price Equity Series, Inc.

T. Rowe Price Mid-Cap Growth Portfolio

1	Formerly known as MML Money Market Fund.

Summary of Benefits and Risks

The following is a summary of the principal benefits and risks of the policy. It is only a summary. Additional information on the policy’s benefits and risks can be found in the later sections of this prospectus.

Benefits of the Policy

Death Benefit	The primary benefit of your policy is life insurance coverage. While the policy is “in force,” which means the policy has not terminated, the current selected face amount typically will be paid as a death benefit to the beneficiary when the insured dies.
Right to Return the Policy	You had a limited period of time after the policy was delivered during which you could cancel the policy and receive a refund (free look). You also have a limited period of time after any selected face amount increase during which you can cancel the increase and receive a refund of premium paid on or after the date of application for that increase.
Variable Investment Choices	The policy offers a choice of seven Separate Account divisions within its Separate Account. Each Separate Account division invests in shares of a designated investment fund.
Guaranteed Principal Account	In addition to the above mentioned variable investment choices, you may also allocate net premiums to the GPA. Amounts allocated to the GPA are guaranteed and earn interest daily. Certain restrictions apply to transfers to and from the GPA.
Flexibility

The policy is designed to be flexible to help meet your specific life insurance needs. Within limitations, you can:

• choose the timing, amount and frequency of premium payments;

• increase or decrease the policy’s selected face amount (higher selected face amount can result in higher charges);

• change the owner or beneficiary;

• change your investment selections.

Transfers	Generally, you may transfer funds among the Separate Account divisions and the GPA. Limitations on transfers are described in the “Risks of the Policy” table and the “Policy Transactions” section.
Surrenders and Withdrawals	You may surrender your policy, and we will pay you its cash surrender value (account value less any surrender charges and policy debt). You may also withdraw a part of the account value. A withdrawal reduces the policy values, may reduce the face amount of the policy, and may increase the risk that the policy will terminate. Surrenders and withdrawals may have adverse tax consequences.
Loans	You may take a loan on the policy. The policy secures the loan. Taking a loan may have adverse tax consequences and will increase the risk that your policy may terminate.
Assignability	You may generally assign the policy as collateral for a loan or other obligation.
Tax Benefits	You are not generally taxed on the policy’s earnings until you withdraw account value from your policy. This is known as tax deferral.
Additional Benefits	There are additional benefits you may add to your policy by way of riders. The riders available with this policy are listed in the “Other Benefits Available Under the Policy” section. If you elect a rider, an additional charge will apply.

Risks of the Policy

Investment Risks	The value of your policy will fluctuate with the performance of the Separate Account divisions you select. Your Separate Account divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any account value invested in the Separate Account divisions. It is possible you could lose your entire investment.
Suitability	Variable life insurance is designed to help meet long-term financial goals. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the premium payment in a short period of time. Short-term investment strategies may be restricted by MML Bay State Life Insurance Company.
Early Surrender	If you surrender your policy, you will be subject to surrender charges during the first 15 policy years and during the first 15 years after an increase in the policy’s selected face amount. Surrender charges are also known as “deferred sales loads.” The surrender charge will reduce the proceeds payable to you. In some situations, it is possible that there will be little or no value in the policy after the surrender charges are deducted. An early surrender can also result in adverse tax consequences.
Withdrawals	A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction, your policy may terminate. A withdrawal may also reduce your policy’s face amount and may have adverse tax consequences.
Policy Termination	Your policy could terminate if the account value of the policy becomes too low to support the policy’s monthly charges or if total policy debt exceeds the account value. Factors that may cause your policy to terminate include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. Before the policy terminates, however, you will receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay additional premium.
Limitations on Access to Cash Value

• Withdrawals were not available during the first six months of the first policy year.

• A withdrawal reduces the policy values and may reduce the face amount of the policy.

• A withdrawal may have adverse tax consequences.

• We may not allow a withdrawal if it would reduce the selected face amount to less than the policy’s minimum face amount.

• The minimum withdrawal is $100, including the withdrawal fee, which is the lesser of $25 or 2% of the amount withdrawn.

• The account value remaining after a withdrawal is processed must be at least equal to the sum of the planned minimum annual premiums to date.

• The maximum loan and withdrawal amounts are generally lower in the policy’s early years. Therefore, there may be little to no cash value available for loans and withdrawals in the policy’s early years.

Limitations on Transfers

• Transfers from the GPA are generally limited to one per policy year and may not exceed 25% of your account value in the GPA (less any policy debt).

• We reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market-timing strategy, or we are required to reject or restrict by the applicable fund.

Impact of Loans	Taking a loan from your policy may increase the risk that your policy will terminate. It will have a permanent effect on the policy’s cash surrender value and will reduce the death benefit paid. Also, policy termination with an outstanding loan can result in adverse tax consequences.
Adverse Tax Consequences

Certain transactions (including, but not limited to, withdrawals, surrenders and loans) may lead to a taxable event. Under certain circumstances (usually if your premium payments in the first seven years exceed specified limits), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, collateral assignments, withdrawals, and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 59 1⁄2 are subject to a 10% penalty tax.

Existing tax laws that benefit this policy may change at any time.

Additional Risks	The type of investments that a fund company makes will also create risk. A comprehensive discussion of the risks of each of the funds underlying the divisions of the Separate Account may be found in that fund’s prospectus. You should read the fund’s prospectus carefully before investing.
Policy Charge Increase	We have the right to increase certain policy and rider charges; however, the charges will not exceed the maximum charges identified in the fee tables. If we increase a policy or rider charge, you may need to increase the amount and/or frequency of your premiums to keep your policy in force.

Fee Tables

The following tables describe the fees and expenses that you will pay during the time you own the policy, and if you surrender the policy. A more detailed description of these fees can be found in the “Charges and Deductions” section.

Transaction Fees

This table describes fees and expenses that you will pay at the time you pay premium or take account value out of the policy.

Charge	When Charge is Deducted	Amount Deducted
Premium Expense Charge	When you pay premium.	Maximum: 7.5% of premium (5.0% Sales Charge plus 2.5% Premium Tax Charge)	Current: 5.0% of premium (2.5% Sales Charge plus 2.5% Premium Tax Charge)
Surrender Charges [1,2,3]	When you surrender the policy for its net surrender value.

Maximum:

Coverage Years 1-15

Administrative Surrender Charge

• Year 1: $5 per $1000 of selected face amount

• Year 2-10: grades to $0 per $1000 of selected face amount

• Year 11+: $0.00

Plus

Sales Load Surrender Charge

• Years 1-10: 25% of premium paid for the coverage up to the Surrender Charge Band, 5% of premium paid for the coverage in excess of the Band up to twice the Band, and 4% of premium paid for the coverage in excess of twice the Band up to three times the Band

• Years 11-15: these percentages are reduced, by factors set forth in the policy, to zero by the end of the 15th Year

Coverage Years 16+

• $0.00

Current:

Coverage Years 1-15

Administrative Surrender Charge

• Year 1: $5 per $1000 of selected face amount

• Year 2-10: grades to $0 per $1000 of selected face amount

• Year 11+: $0.00

Plus

Sales Load Surrender Charge

• Years 1-10: 25% of premium paid for the coverage up to the Surrender Charge Band, 5% of premium paid for the coverage in excess of the Band up to twice the Band, and 4% of premium paid for the coverage in excess of twice the Band up to three times the Band

• Years 11-15: these percentages are reduced, by factors set forth in the policy, to zero by the end of the 15th Year

Coverage Years 16+

• $0.00

Surrender charge for a 35-year-old male, non-smoker and a policy face amount of $500,000. [1,2,3,4]	When you surrender the policy for its net surrender value.	First Coverage Year Administrative Surrender Charge • $5.00 per $1000 of selected face amount Plus Sales Load Surrender Charge • 25% of premium paid

Processing Fees	When Fee is Deducted	Amount Deducted
Withdrawal Fee	When you withdraw a portion of your account value from the policy.	Maximum: The lesser of: $25 per withdrawal or 2% of the amount withdrawn	Current: The lesser of: $25 per withdrawal or 2% of the amount withdrawn

1	For the initial face amount, the rates vary by the insured’s gender, issue age, and year of coverage. For each increase in the face amount, the rates are based on the attained age and gender of the insured on the effective date of the increase and the year of coverage. The surrender charge is shown in the policy’s specifications pages. The rates in this table may not be representative of the charge that a particular policy owner will pay. If you would like information on the surrender charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at 1-800-272-2216.

2	Under certain circumstances, the surrender charge may not apply when exchanging this policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. Please see “Surrender Charges” in the “Transaction Charges” sub-section under the “Charges and Deductions” section for more information.

3	Surrender charges generally apply for the first 15 years of a segment’s coverage. The administrative surrender charge remains level for the first year and then decreases by 0.833% each month during years two through ten. The Administrative Surrender Charge is zero in years eleven and beyond.

The sales load surrender charge is a percentage of premiums paid. The percentages remain level for the first ten years, then decrease starting in year eleven, reaching zero by the end of the fifteenth year. The Surrender Charge Band is set forth in the policy and is a series of premium thresholds (that vary by issue age and gender) that are used when calculating the sales load component of the surrender charge.

4	The rates shown for the “representative insured” are first year rates only. The “representative insured” is based on the expected policy owner characteristics as the policy was initially marketed.

Periodic Charges Other than Fund Operating Expenses

This table describes the fees and expenses that you will pay periodically, other than fund operating expenses, during the time that you own the policy.

Charge	When Charge is Deducted	Amount Deducted
Mortality charge [1]	Monthly, on the policy’s monthly charge date.	Maximum Rate per $1000 per $1000 of Insurance Risk • $83.33	Current Range of Rates per $1000 of Insurance Risk • $0.05669 – $26.19054
Mortality charge for a 35-year-old male, non-smoker. [1,2]	Monthly, on the policy’s monthly charge date.	Maximum: • $0.14096 per $1000 of Insurance Risk	Current: • $0.13178 per $1000 of Insurance Risk
Administrative Charge	Monthly, on the policy’s monthly charge date.	Maximum: All Policy Years • $8 per policy	Current: All Policy Years • Tax Qualified policies and policies issued under our simplified underwriting: $5.25 per policy • All other policies: $4 per policy
Mortality & Expense Risk Charge	Daily	Maximum: Annual Rate • 0.40% of the policy’s daily net assets in the Separate Account	Current: Annual Rate • 0.40% of the policy’s daily net assets in the Separate Account
Additional mortality fees may be assessed for risks associated with certain health conditions, occupations or avocations (“substandard risks”). [3]	Monthly, on the policy’s monthly charge date.	Maximum Rate per $1000 of Insurance Risk • $83.33	Current Range of Rates per $1000 of Insurance Risk • $0.014 – $83.33
Loan Interest Rate Expense Charge [4]	Reduces the interest we credit on the loaned value. We credit loan interest daily.	Maximum: All Policy Years • 2.00% of loaned amount	Current: All Policy Years • 0.90% of loaned amount

All of the monthly charges listed in the table above are deducted proportionately from the then current account values in the Separate Account and the GPA. The mortality and expense charge is deducted from the assets of the Separate Account only.

1	The rates vary by a number of factors including, but not limited to, the insured’s gender, attained age and risk classification. The rates may not be representative of the charge that a particular policy owner will pay. If you would like information on the rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at 1-800-272-2216.

The mortality charge rates reflected in this table are for standard risks; the maximum insurance charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO) Tables. Insurance risk is a liability of the insurance company and is equal to the difference between the death benefit and the account value.

2	The rates shown for the “representative insured” are first year rates only.

3	The rates vary in amount and duration by the insured’s gender, attained age and risk classification. The combined monthly mortality charges will not exceed $83.33 per $1,000 of insurance risk.

4	We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts.

Rider Charges

This table describes the charges you will pay at the time you exercise certain riders.

Riders	When Rider Charge is Deducted	Amount Deducted
Accelerated Death Benefit Rider [1]	When you elect an accelerated death benefit.	Maximum: $250	Current: $150 – $250
Accidental Death Benefit Rider [3] This Rider is no longer issued.	Monthly, on the policy’s monthly charge date.	Maximum Range of Rates per $1000 of rider face amount • $0.06591 – $0.12929	Current Range of Rates per $1000 of rider face amount • $0.06591 – $0.12929
Rider charge for a 35-year-old male, non-smoker, and a policy face amount of $500,000. [2,3]	Monthly, on the policy’s monthly charge date.	• $0.06591 per $1000 of rider face amount
Insurability Protection Rider [4] This Rider is no longer issued.	Monthly, on the policy’s monthly charge date.	Maximum Range of Rates per $1000 of rider face amount • $0.043 – $0.179	Current Range of Rates per $1000 of rider face amount • $0.043 – $0.179
Rider charge for a 35-year-old male, non-smoker and a policy face amount of $500,000. [2,4]	Monthly, on the policy’s monthly charge date.	• $0.154 per $1000 of rider face amount
Waiver of Monthly Charges Rider [5]	Monthly, on the policy’s monthly charge date.	Maximum Range of Rates per $1 of Monthly Deduction • $0.036 – $0.349	Current Range of Rates per $1 of Monthly Deduction • $0.036 – $0.349
Rider charge for a 35-year-old male, non-smoker, and a policy face amount of $500,000. [2,5]	Monthly, on the policy’s monthly charge date.	• $0.058 per $1 of Monthly Deduction

1	The fee we deduct may vary by state, but will not exceed $250.

2	The rates shown for the “representative insured” are first year rates only.

3	The rates for the Accidental Death Benefit Rider vary by the insured’s attained age.

4	The rates for the Insurability Protection Rider vary by the insured’s issue age.

5	The rates for the Waiver of Monthly Charges Rider vary by the insured’s gender and attained age.

The policy’s “monthly deduction” is the sum of the following current monthly charges: (a) administrative charge, (b) mortality charge, and (c) any applicable rider charges.

Annual Fund Operating Expenses

While you own the policy, if your assets are invested in any of the divisions of the Separate Account, you will be subject to the fees and expenses charged by the fund in which that Separate Account division invests. The table below shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2015 (before any waivers or reimbursements).1 More detail concerning each fund’s fees and expenses that you may periodically be charged during the time that you own the policy is contained in each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.28%	0.85%
1	The fund expenses used to prepare this table were provided to us by the funds. We have not independently verified such information.

The information above describes the fees and expenses you pay related to the policy. For information on compensation we may receive from the funds and their advisers and sub-advisers, see “Investment Choices – Compensation We Receive from Funds, Advisers and Sub-Advisers.” For information on compensation we pay to broker-dealers selling the policy, see “Other Information – Distribution.”

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the policy, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page
account value	20
Administrative Office	1
attained age	28
cash surrender value	26
free look	4, 12
general investment account	19
good order	10
grace period	21
in force	4, 10
initial selected face amount	11
insurance risk	8
issue date	15
modified endowment contract (MEC)	5, 38
monthly calculation date	33
net investment experience	20
net premium	15
planned premium	13
policy date	15
policy debt	21
policy debt limit	27
policy termination	21
register date	15
selected face amount	12
Separate Account division	4, 17
valuation date	10
7-pay test	38

The Company

In this prospectus, “the Company,” “we,” “us,” and “our” refer to MML Bay State Life Insurance Company (MML Bay State). MML Bay State is a wholly owned stock life insurance subsidiary of C.M. Life Insurance Company (C.M. Life) and an indirect subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). MML Bay State provides life insurance and annuities to individuals and group life insurance to institutions. MassMutual and its subsidiaries provide life insurance, disability income insurance, long-term care insurance, annuities, retirement products, investment management, mutual funds and trust services to individual and institutional customers in all 50 states of the U.S. and the District of Columbia and Puerto Rico. Products and services are offered primarily through its career agency system, broker-dealers, insurance brokers, wire houses, consultants and other third-party distributors. MassMutual is a mutual life insurance company domiciled in the Commonwealth of Massachusetts. MassMutual is organized as a mutual life insurance company. MML Bay State’s home office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

General Overview

The policy is a life insurance contract between you (the owner) and MML Bay State. In exchange for your premium payments, we agree to pay a death benefit to the beneficiary when the insured dies while the policy is in force.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the policy’s selected face amount. This flexibility allows you to meet changing insurance needs under a single life insurance policy. The policy also provides additional amounts payable upon death of the insured through certain riders that may be added to your policy with additional charges.

Generally, you are not taxed on policy earnings until you take money out of the policy. This is known as tax deferral.

The policy is called variable life insurance because you can choose to allocate your net premium payments among various investment choices. Your choices include the funds listed in this prospectus and the GPA. Your policy value and the amount of the death benefit we pay may vary due to a number of factors including, but not limited to, the investment performance of the funds you select and the interest we credit on the GPA.

From time to time you may want to submit a written request for a change of beneficiary, a transfer, or some other action. We can only act upon your request if we receive it in “good order.” “Good order” means that all the documents and forms necessary to process a request are complete and received by us at the location designated by us for the particular transaction (e.g., our Administrative Office; bank lockboxes; our secure website). Contact our Administrative Office to learn what information we require for your request to be in good order. Generally, your request must include the information, documentation, instructions, and/or authorization we need to complete the action without using our own discretion to carry it out. Additionally, some actions may require that you submit your request on our form. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

In addition to written requests, we may allow requests by fax, telephone or website. Telephone, fax, or website transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We may make these additional methods available at our discretion. They may be suspended or discontinued at any time without notice. Not all transaction types can be requested by fax, telephone or website.

All financial transactions (including premium payments, surrenders, withdrawals, loan related transactions, and transfers) received in good order will be effective on a valuation date. A “valuation date” is any day on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (NYSE), or its successor, is open for trading. Our valuation date ends when the NYSE closes. This is usually at 4:00 p.m. Eastern Time. Any financial transaction request (including telephone, fax, and website requests) received after the NYSE closes is processed as of the next valuation date. Under certain circumstances we may defer payment of certain financial transactions. See “When We Pay Death Benefit Proceeds” in the “Death Benefit section and “Other Policy Rights and Limitations” in the “Other Information” section. Valuation dates do not include days when the NYSE is not open for trading, which generally includes weekends and major U.S. holidays.

When the insured dies, if the policy is in force, we will pay the beneficiary a death benefit. The policy offers a number of death benefit payment options.

Your life insurance policy provides coverage for as long as the policy has sufficient account value. It does not “mature” or provide an endowment in a specific policy year as some traditional life insurance policies do.

Owner, Insured, Beneficiary

Owner

The owner is the person who will generally make the choices that determine how the policy operates while it is in force. You name the owner in the application. However, the owner may be changed while the policy is in force; therefore, the owner is the person we have listed as such in our records. Generally, the change of owner will take effect as of the date the owner designation form is signed. Each change will be subject to any payment we made or other action we took before receiving the owner designation form, in good order. When we use the terms “you” or “your,” in this prospectus, we are referring to the owner.

The sale of your policy to an unrelated investor, sometimes called a viatical or life settlement, typically has transaction costs that may reduce the value of your estate. Discuss the benefits and risks of selling your life insurance policy with your registered representative and estate planner before you enter into a life settlement. Such a sale may also have adverse tax consequences. Refer to “Sales to Third Parties” in the “Federal Income Tax Considerations” section for more information.

Insured

The insured is the person on whose life the policy is issued. The policy owner must have an insurable interest in the life of the insured in order for the policy to be valid under state law and for the policy to be considered life insurance for income tax purposes. If the policy does not comply with the insurable interest requirements of the issue state at the time of issue, the policy may be deemed void from the beginning. As a result, the policy would not provide the intended benefits. It is the responsibility of the policy owner to determine whether proper insurable interest exists at the time of policy issuance.

You named the insured in the application for the policy. We did not issue a policy for an insured who was more than 82 years old. Before issuing a policy, we required evidence to determine the insurability of the insured. This usually required a medical examination.

Beneficiary

You named a beneficiary in the application to receive any death benefit. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a beneficiary designation form in good order to our Administrative Office. The owner must have the consent of an irrevocable beneficiary to change the beneficiary. Generally, the change will take effect as of the date your request is signed. Each change will be subject to any payment we made or other action we took before receiving the beneficiary designation form in good order.

You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. There may be more than one beneficiary in a class.

If no beneficiary is living or in existence when the insured dies, we will pay you the death benefit unless the policy states otherwise. If you are deceased, the death benefit will be paid to your estate.

Purchasing a Policy

Purchasing a Policy

The policy is no longer offered for sale. Owners may, however, continue to make premium payments under existing policies. To purchase a policy you had to send us a completed application. The minimum “initial selected face amount” of a policy depends on the market in which it was sold, the underwriting process used, and the issue age of the insured:

•	Tax-qualified Market (used in a retirement plan qualifying for tax benefits under the Internal Revenue Code), Any Underwriting Process: $15,000 for Ages 0-55; $14,000 for Age 56; $13,000 for Age 57; $12,000 for Age 58, $11,000 for Age 59; and $10,000 for ages 60 and higher.

•	Non-qualified Markets, Simplified Underwriting: Same as tax-qualified market.
•	Non-qualified Markets, Any Other Underwriting Process: $50,000 for Ages 0-35; $40,000 for Ages 36-40; $30,000 for Ages 41-45; $20,000 for ages 46-50; and $15,000 for Ages 51 and higher.

The owner selected, within our limits, the policy’s “selected face amount.” The selected face amount is used to determine the amount of insurance coverage the policy provides while it is in force. The initial selected face amount is the selected face amount that was in effect on the policy date. It is listed on the first page of your policy.

We determined whether to accept or reject the application for the policy and the insured’s risk classification. Coverage under the policy generally became effective on the policy’s issue date. However, if we did not receive the first premium and all documents necessary to process the premium by the issue date, then coverage began on the date those items were received in good order at our Administrative Office.

Policies generally were issued with rates that vary based on a number of factors including, but not limited to, the gender of the insured. In some situations, however, we may have issued unisex policies, that is policies whose rates do not vary by the gender of the insured. Policies issued in Massachusetts and Montana are unisex, and policies issued as part of an employee benefit plan may be unisex. References in this prospectus to sex-distinct policy values are not applicable to unisex policies.

Your Right to Return the Policy

You had the right to examine your policy. If you changed your mind about owning it, generally, you could have cancelled it (free look) within ten calendar days after you received it, or ten calendar days after you received a written notice of withdrawal right, or 45 days after you signed Part 1 of your Application, whichever was latest. You may also have cancelled increases in selected face amount under the same time limitations. (This period of time may vary by state.)

If you cancelled the policy, we issued you a refund. The free look period and the amount refunded vary. You should refer to your policy for the refund that applies in your state of issue; however, the following information will give you a general understanding of our refund procedures if you cancelled your policy.

In most states we refunded the sum of:

1.	any premium paid for the policy; plus
2.	any interest credited to the policy under the GPA; plus or minus
3.	an amount reflecting the investment experience of the Separate Account divisions under this policy to the date we received the policy.

In other states, the refund was equal to any premium paid for the policy.

To cancel the policy, you had to return it to us at our Administrative Office, to the registered representative who sold the policy, or to one of our agency offices.

Replacement of Life Insurance or Annuities

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender, or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest. You should be aware that the person selling you the new policy or contract will generally earn a commission if you buy the new policy or contract through a replacement. Remember that if you replace a policy or contract with another policy or contract, you might have to pay a surrender charge on the policy or contract surrendered, and there may be a new surrender charge for the new policy or contract. In addition, other charges may be higher (or lower) and the benefits may be different. A new policy will also have a new contestability period which generally provides that the insurance company has the right, for a limited time period, to void the policy after it has been in force due to misrepresentation or concealment by the insured in obtaining the policy.

You should also note that once you have replaced your life insurance policy or annuity contract, you generally cannot reinstate it even if you choose not to accept your new life insurance policy or annuity contract during your free look period. The only exception to this rule would be if you live in a state that requires the insurer to reinstate the previously surrendered policy or contract if the owner chooses to reject their new life insurance policy or annuity contract during the free look period.

If you purchase the policy described in this prospectus in exchange for an existing policy or contract from another company, we may not receive your initial premium payment from the other company for a substantial period of time after we receive your signed application.

Premiums

The planned premium amount you pay is based on a number of factors including, but not limited to:

•	the selected face amount;
•	the insured’s gender;
•	the insured’s issue age;
•	the insured’s risk classification;
•	premium frequency;
•	policy charges; and
•	whether or not any riders apply to the policy.

First Premium

Generally, you determined the first premium you wanted to pay for the policy, but it must have been at least equal to the minimum initial premium. The minimum initial premium depended on:

•	your chosen premium frequency;
•	the policy’s initial selected face amount;
•	the issue age, gender, and risk classification of the insured; and
•	any riders on the policy.

Planned Premiums

When applying for the policy, you selected (within the policy limitations) the planned premium and payment frequency (annual, semiannual, quarterly, or monthly).

We will send premium notices for the planned premium based on the payment frequency in effect. If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned premium payments does not necessarily guarantee the policy will remain in force. To keep policy in force, it must have sufficient account value. See “Grace Period and Policy Termination.” We will send a notice of any premium needed to prevent termination of this policy; however, regular billing notices for planned premiums will be sent only while the policy is in full force.

To change the amount and frequency of planned premiums, you may contact our Administrative Office.

If you change the frequency of your planned premiums, your policy may be at risk of lapsing because we do not bill for fractional payment periods.

Example:

Your policy anniversary is on January 2 and the planned quarterly premium payments are made. We have been sending a bill each quarter for the applicable premium. In June, we receive notification to change the planned premium from quarterly payments to annual payments. In this situation, we would have sent bills for the first and second quarterly payments of that year. After receiving notification, however, we would not send a bill for the last two quarterly payments of that year. We will send the next bill on the following policy anniversary date (January 2). If a premium payment is not made between July and January 2, your policy may lapse before the next bill is received. For more information on what happens if your policy lapses, please read “Policy Termination and Reinstatement” in the “Policy Value” section.

Subsequent Premium Payments

If mailing a subsequent premium payment, it must be sent to the appropriate lockbox (premium payment processing service). Premium payments sent to an incorrect lockbox will be considered not in good order. We will reroute the payment and apply it on the valuation date when it is determined to be in good order. See below for lockbox address details.

Premium payments for VLP policies issued in all jurisdictions, except New York, must be sent to the appropriate address:

Regular Mail:

MML Bay State VL Plus

PO Box 75302

Chicago, IL 60675-5302

Overnight Mail:

MML Bay State VL Plus

350 North Orleans Street

Receipt & Dispatch 8th Floor

Lockbox 75302

Chicago, IL 60654

Premium payments may also be made by wire transfer. For instructions on how to make a premium payment by wire transfer, please call our Administrative Office at 1-800-272-2216.

Premium Payment Plan

For recurring withdrawals from a bank account, you may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a designated bank account. We will not send a bill for these automatic payments. The pre-authorized check service may commence at any time, unless your policy has entered its grace period (see the “Policy Termination and Reinstatement” section for more information). This service can be discontinued by contacting our Administrative Office.

We must receive notification of account changes at our Administrative Office at least 10 business days before the next draft. Withdrawals from the designated bank account may be selected for any date between the 1st and the 28th of the month. If a date is not specified, we will select a date and provide notice 10 days in advance of the first draft. We may discontinue the pre-authorized check service for your policy and automatically switch to quarterly payments if:

1.	your policy has insufficient value to cover the monthly charges due and the elected premium is below the current monthly deductions; or
2.	we are unable to obtain the premium payment from the bank account.

Premium Flexibility

After the first premium has been paid, within limits, any amount of premium may be paid at any time while the insured is living. Although you must maintain sufficient account value to keep the policy in force, there is no required schedule of premium payments.

We reserve the right to return any premium payment under $10.

If, on the monthly calculation date following the date we apply a subsequent premium payment, we determine that your policy has become a “modified endowment contract” (MEC), we will refund that portion of the premium payment that causes the policy to become a MEC. No interest or investment performance will be earned under the contract on the portion of the payment that is refunded to you.

When we mail the refund, we will give you the option to accept your policy as a MEC. If you want to accept the policy as a MEC, you must complete and sign a MEC Acknowledgment Notice and return it, along with the refunded premium payment, to our Administrative Office. The payment will be applied on the valuation date that is on or next follows the date we receive it, in good order, at our Administrative Office.

It is possible that a policy that was going to become a MEC will not become a MEC, if you return the refunded premium payment and we receive it, in good order, after the next policy anniversary has occurred or after a material change to the policy has taken place. In those cases you will not be notified of this change in the policy’s status. You can, however, contact our Administrative Office to request the MEC status of your policy.

For more information on MEC policies, material changes, 7-pay limit, and 7-pay test, you should consult your tax adviser. These terms are also discussed under “Modified Endowment Contracts” in the “Federal Income Tax Considerations” section.

If your policy terminated and it was reinstated, the above procedures will not apply. If you would like information on how reinstated policies are tested for their MEC status, please contact our Administrative Office.

Premium Limitations

The Internal Revenue Code (IRC) has limits on the amount of money you may put into a life insurance contract and still meet the definition of life insurance for tax purposes. The maximum premium you can pay each policy year is the greater of:

a.	an amount equal to $100 plus double the annual minimum annual premium for the policy; or
b.	the highest premium payment amount that would not increase the insurance risk.

The maximum premium you may pay in any policy year is shown on the Schedule for your policy. You may also contact our Administrative Office to obtain the amount of the maximum premium you can apply to your policy.

We will credit that portion of the payment that will not exceed the maximum limit. We will return the remaining payment to the premium payer. No premium notices will be generated until the next policy anniversary. If we did not refund the excess premium, the policy may no longer qualify as life insurance under federal tax law.

For more information on the test, please read the “Minimum Face Amount” section.

How and When Your Premium is Allocated

Net Premium.  Net premium is a premium payment received in good order minus the premium expense charge.

Premiums that would cause the policy to be a MEC may not be considered to be in good order, depending on when they are received.

The net premium is allocated among the Separate Account divisions and the GPA according to your current instructions on our Net Premium Allocation Request form.

Net Premium Allocation.  When applying for the policy, you indicated how you wanted net premiums allocated among the Separate Account divisions and the GPA. Net premium allocations must be whole-number percentages that add up to 100%.

You may change your net premium allocation at any time by sending a Net Premium Allocation Request form to us at our Administrative Office. You may also change your net premium allocation by telephone or fax transmission, subject to certain restrictions. Please note that telephone or fax transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. To help protect against unauthorized or fraudulent instructions, we will take reasonable steps to confirm that instructions given to us are genuine. We may record all telephone conversations.

A request to change your net premium allocation will become effective on the valuation date we receive your request, in good order, at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, the change will become effective on the next valuation date.

When Net Premium is Allocated.  The policy date, issue date, and register date of your policy may affect the allocation of your net premiums. This, in turn, can affect the investment earnings and interest credited on your policy account value.

The “issue date” is the date we actually issued the policy. The “policy date” normally is the same date as the issue date. However, you may have requested in your application that we set the policy date to be a specific date earlier than the issue date. In this case, monthly charges were deducted as of the requested policy date. These deductions covered a period of time during which the policy was not in effect.

The “register date” is the first date premiums were allocated. It is the valuation date that was on the latest of:

a.	the policy date;
b.	the day we received your completed Part 1 of the application for the policy; or
c.	the day we received the first premium payment in good order.

We apply subsequent premium payments that are received on or after the register date, on the valuation date we receive them in good order. Subsequent premium payments will be applied in accordance with your premium allocation instructions. If we receive a subsequent premium payment in good order on a non-valuation date or after the end of a valuation date, we will apply the premium payment on the next valuation date. If a payment is dishonored by your bank after we have applied the premium payment to your policy, the transaction will be deemed void and your payment will be reversed.

Cashflow Diagram

The following diagram provides an overview of how premium payments flow through your policy and where deductions for fees and expenses are taken. The shaded boxes indicate fees and expenses you pay directly or indirectly under your policy. Refer to the “Charges and Deductions” section for more information.

1	We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts.

Investment Choices

The Separate Account

The part of your premium that you invest in your policy’s Separate Account divisions is held in an account that is separate from the general assets of the Company. This account is called the MML Bay State Variable Life Separate Account I. In this prospectus we will refer to it simply as the “Separate Account.” The Company owns the assets in the Separate Account.

We established the Separate Account on June 9, 1982, according to the laws of the State of Connecticut. We registered it with the SEC as a unit investment trust under the Investment Company Act of 1940 (1940 Act).

The Separate Account exists to keep your life insurance assets separate from our other Company assets. As such, any income, gains, or losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.

We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the VLP policies. We may, however, transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the VLP policies.

We have established a segment within the Separate Account to receive and invest premium payments for the VLP policies. Currently, the VLP segment is divided into seven Separate Account divisions, subject to state availability. Each Separate Account division purchases shares in a corresponding fund. The underlying funds are listed in the next section.

Some of the underlying funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The funds offered in the VLP policy, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public, and their performance results will differ from the performance of the retail funds.

Policy owners do not invest directly into the underlying funds. Instead, as shown in the example below, they invest in the Separate Account divisions which then purchase shares of the corresponding underlying fund. The Separate Account owns the fund shares; the Company owns the Separate Account.

Underlying Funds

We do not recommend or endorse any particular fund and we do not provide investment advice. You are responsible for choosing the funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including each fund’s prospectus, statement of additional information, and annual and semiannual reports. After you select funds for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in your policy account value resulting from the performance of the funds you have chosen.

Following is a table listing the investment funds in which the divisions of the Separate Account invest, information on each fund’s adviser and sub-adviser, if applicable, as well as the type of fund being offered. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in each fund’s prospectuses. You should read the information contained in the fund prospectuses carefully. Each year while you own the policy, we will send you the current fund prospectuses and/or summary prospectuses. You may also visit our website (www.massmutual.com) to access this prospectus, the current fund prospectuses and summary prospectuses, or contact our Administrative Office to request copies. There can be no assurance that any of the funds will achieve its stated objective(s). For example, during extended periods of low interest rates, and partly as a result of insurance charges, the yield on the money market investment fund may become extremely low and possibly negative.

Fund Type	Investment Funds in Which the Separate Account Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Money Market
	MML U.S. Government Money Market Fund (Initial Class) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: Babson Capital Management LLC
Fixed Income
	MML Managed Bond Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Babson Capital Management LLC
Balanced
	MML Blend Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Babson Capital Management LLC
Large Cap Value
	MML Equity Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Advisers: Loomis, Sayles & Company, L.P. and OppenheimerFunds, Inc.
Large Cap Blend
	MML Equity Index Fund (Class II)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Northern Trust Investments, Inc.
Small/Mid Cap Growth
	T. Rowe Price Mid-Cap Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A
International/Global
	Oppenheimer Global Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.

1	An investment in the MML U.S. Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to maintain a stable net asset value per share, it is possible to lose money by investing in the fund. The yield of this fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the division that invests in this fund could be negative.

Addition, Removal, Closure, or Substitution of Funds.  We do not guarantee that each fund will always be available for investment through the policy. We have the right to change the funds offered through the policy, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Changes may only impact certain policy owners. Examples of possible changes include: adding new funds or fund classes, removing existing funds or fund classes, closing existing funds or fund classes, or substituting a fund with a different fund. New or substitute funds may have different fees and expenses. We will not add, remove, close, or substitute any shares attributable to your interest in a division of the Separate Account without notice to you and prior approval of the SEC, to the extent required by applicable law. We may also decide to purchase for the Separate Account securities from other funds. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of policies to which your policy belongs.

Conflicts of Interest.  The funds available with this policy may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Separate Account and other separate accounts of MassMutual. Although we do not anticipate any disadvantages to these arrangements, it is possible that a material conflict may arise between the interests of the Separate Account and one or more of the other separate accounts participating in the funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the owners and payees and those of other insurance companies, or some other reason. In the event of a conflict of interest, we will take steps necessary to protect owners and payees, including withdrawing the Separate Account from participation in the funds involved in the conflict or substituting shares of other funds.

Compensation We Receive from Funds, Advisers and Sub-Advisers

Compensation We Receive from Funds.  We and certain of our affiliates receive compensation from certain funds pursuant to Rule 12b-1 under the 1940 Act. This compensation is paid out of a fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular fund (“MassMutual’s variable contracts”). An investment in a fund with a 12b-1 fee will increase the cost of your investment in this policy.

Compensation We Receive from Advisers and Sub-Advisers.  We and certain of our insurance affiliates also receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation to pay expenses that we incur in promoting, issuing, distributing and administering the policy, and providing services on behalf of the funds in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to MassMutual’s variable contracts. These percentage rates differ, but currently do not exceed 0.25%. Some advisers and sub-advisers pay us more than others; some advisers and sub-advisers do not pay us any such compensation.

The compensation may not be reflected in a fund’s expenses because this compensation may not be paid directly out of a fund’s assets. These payments also may be derived, in whole or in part, from the advisory fee deducted from fund assets. Policy owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information).

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds.

For a list of the funds whose advisers currently pay such compensation, visit www.massmutual.com/legal/compagreements or call our Administrative Office at the number shown on page 1 of this prospectus.

Compensation and Fund Selection.  When selecting the funds that will be available with MassMutual’s variable contracts, we consider each fund’s investment strategy, asset class, manager’s reputation, and performance. We also consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors. The compensation that we receive may be significant and we may profit from this compensation. Additionally, we offer certain funds through the policy at least in part because they are managed by an affiliate.

The Guaranteed Principal Account

Net premium and account value allocated to the guaranteed principal account (GPA) become part of the general investment account of the Company, which supports life insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the assets in its general investment account.

The general investment account has not been registered under the Securities Act of 1933 (1933 Act) or the 1940 Act because of exemptive and exclusionary provisions. Accordingly, neither the general investment account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the GPA or the general investment account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus. For more information about our general investment account, see the “Our Ability to Make Payments Under the Policy” section.

You do not participate in the investment performance of the assets in our general investment account. Instead, we guarantee that amounts allocated to the GPA, in excess of policy debt, will earn interest at a minimum rate of 4% per year. We may credit a higher rate of interest at our discretion. The interest rate is declared monthly and becomes effective on your policy’s monthly charge date. You bear the risk that no higher rates of interest will be credited.

For amounts in the GPA equal to any policy debt, the guaranteed minimum interest rate per year is the greater of:

a.	4%; or
b.	The policy loan rate less the maximum loan interest rate expense charge.

For more information about our general investment account, refer to the “Our Ability to Make Payments Under the Policy” section.

Policy Value

How the Value of Your Policy is Calculated

The value of your policy is called its “account value.” The account value has two components:

1.	the variable account value; and
2.	the fixed account value.

We will calculate your policy value on each valuation date.

Variable Account Value.  Transactions in your Separate Account divisions are all reflected through the purchase and sale of “accumulation units.” For instance, before we invest your net premium payment in a Separate Account division, we convert your net premium payment into accumulation units and then purchase an appropriate number of shares in the designated fund.

The variable account value is the sum of your values in each of the Separate Account divisions. It reflects:

•	net premiums allocated to the Separate Account;
•	transfers to the Separate Account from the GPA;
•	transfers and withdrawals from the Separate Account;
•	loans deducted from the Separate Account;
•	fees and charges deducted from the Separate Account; and
•	the net investment experience of the Separate Account.

Net Investment Experience

The net investment experience of the variable account value is reflected in the value of the accumulation units.

Every valuation date we determine the value of an accumulation unit for each of the Separate Account divisions. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for the mortality and expense risk charge, and fund expenses.

The value of an accumulation unit may go up or down from valuation date to valuation date.

When you make a premium payment, we credit your policy with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the net premium payment allocated to a Separate Account division by the unit value for that Separate Account division. When you make a withdrawal, we deduct accumulation units representing the withdrawal amount from your policy. We deduct accumulation units for insurance and other policy charges.

We calculate the value of an accumulation unit for each Separate Account division at the end of each valuation date. Any change in the accumulation unit value will be reflected in your policy’s account value.

Fixed Account Value.  The fixed account value is the accumulation of:

•	net premiums allocated to the GPA; plus
•	amounts transferred into the GPA; minus
•	amounts transferred or withdrawn from the GPA; minus
•	fees and charges deducted from the GPA; plus
•	interest credited to the GPA.

Interest on the Fixed Account Value

The fixed account value earns interest at an effective annual rate, credited daily.

For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	the annual loan interest rate minus the current loan interest rate expense charge; or
•	4%, if greater.

On each monthly calculation date, the interest earned on any outstanding loan is credited to the GPA.

For the part of the fixed account value in excess of any policy loan, the daily rate we use is the daily equivalent of:

•	the current interest rate we declare; or
•	the guaranteed interest rate of 4%, if greater.

The current interest rate may change as often as monthly and becomes effective on your policy’s monthly charge date.

Policy Termination and Reinstatement

The policy will not terminate simply because you do not make planned premium payments. In addition, making planned premium payments will not guarantee that the policy will remain in force (for example, if the investment experience of the underlying funds has been unfavorable, your cash surrender value may decrease even if you make periodic premium payments). If the policy does terminate, you may be permitted to reinstate it.

Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. For more information on the effect of policy termination, refer to the “Federal Income Tax Considerations” section.

Grace Period and Policy Termination.  The policy may terminate without value if its account value (less policy debt which includes accrued interest) on a monthly calculation date cannot cover the monthly charges due. We refer to all outstanding loans plus accrued interest as “policy debt.” Before your policy terminates, we allow a “grace period” during which you can pay the amount of premium needed to increase the account value so that the monthly charges can be paid. We will mail you a notice stating this amount.

The grace period begins on the date the monthly charges are due. It ends 61 days after the date we mail you the notice.

During the grace period, the policy will stay in force; however, policy transactions (as described below) cannot be processed. If the insured dies during this period and the necessary premium has not been paid, we will pay the death benefit proceeds, reduced by the amount of the unpaid monthly charges and any policy debt.

If we do not receive the required payment by the end of the grace period, the policy will terminate without value at the end of the grace period.

The Company’s mailing of a policy termination or a lapse notice to you constitutes sufficient notice of cancellation of coverage.

Reinstating Your Policy.  If your policy terminates, you may be able to reinstate it. You may not, however, reinstate your policy if:

•	you surrendered it (unless required by law); or
•	five years have passed since it terminated.

To reinstate your policy, we will need:

1.	a written application to reinstate;
2.	evidence, satisfactory to us, that the insured is still insurable;
3.	a premium payment sufficient to keep the policy in force for three months after reinstatement. The minimum amount of this premium payment will be quoted on request; and
4.	a MEC Notice and Acknowledgement form, if the reinstated policy would be a MEC (see “Policy After You Reinstate” below, and the “Federal Income Tax Considerations” section).

We will not apply the required premium for reinstatement to an investment option until we have approved your reinstatement application.

The policy will be reinstated after your application has been approved by us and the required premium is received in good order at our Administrative Office. The reinstatement date will be the valuation date on or immediately following the date we determine the application and payment to be in good order. We will assess monthly charges due to us upon reinstatement of your policy as of the reinstatement date.

Policy After You Reinstate.  If you reinstate your policy, the selected face amount will be the same as it was when the policy terminated. Your account value at reinstatement will be:

•	the premium paid to reinstate your policy, minus
•	the premium expense charge, minus
•	applicable monthly charges due.

Additionally, if the policy lapsed during a period when a surrender charge applied, surrender charges equal to the amount and period applicable when the policy lapsed will apply to the reinstated policy.

We do not reinstate policy debt.

If you reinstate your policy, it may become a modified endowment contract under current federal tax law. Please consult your tax adviser. More information on modified endowment contracts is included in the “Federal Income Tax Considerations” section.

Reinstatement will not reverse any adverse tax consequences caused by policy termination unless it occurs within 90 days of the end of the grace period. In no situation, however, can adverse tax consequences that are a result of policy debt be reversed.

Policy Transactions

While your policy is in force, you may generally transfer funds among the Separate Account divisions and to or from the GPA. You may also borrow against, make withdrawals from, or surrender the policy. However, these transactions, which are discussed more fully below, cannot be processed during a grace period. You must pay any premium due before subsequent financial transaction requests can be processed.

All transaction requests must be submitted in good order to our Administrative Office. In addition to written requests, we may allow requests by telephone, fax, or website. Telephone, fax, or website transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We may make these additional methods available at our discretion. They may be suspended or discontinued at any time without notice. Not all transaction types can be requested by telephone, fax, or website.

Transfers

You may generally transfer all or part of a Separate Account division’s account value to any other Separate Account division or the GPA by indicating the dollar amount or the percentage (in whole numbers) you wish to transfer. Transfers are effective as of the valuation date we receive your request in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your transfer request will be effective as of the next valuation date.

We do not charge for transfers.

You can submit transfer requests by sending us a written request on our transfer request form. You may also submit transfer requests by telephone, or by other means we authorize, subject to certain restrictions. To help protect against unauthorized or fraudulent instructions, we will take reasonable steps to confirm that instructions given to us are genuine. We may record all telephone conversations.

Generally, there is no limit on the number of transfers you may make among the Separate Account divisions. However, as discussed more fully in the section below, we may terminate, limit, or modify your ability to make such transfers due to frequent trading or market timing activity.

We limit transfers from the GPA to the Separate Account divisions to one each policy year. You may not transfer more than 25% of the fixed account value (less any policy debt) at the time of transfer. There is one exception to this rule. If:

•	you have transferred 25% of the fixed account value (less any policy debt) each year for three consecutive policy years; and
•	you have not added any net premiums or transferred amounts to the GPA during these three years,

then you may transfer the remainder of the fixed account value (less any policy debt) out of the GPA in the succeeding policy year.

Limits on Frequent Trading and Market Timing Activity

This policy and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and
•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all owners and beneficiaries under the policy, including long-term owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this policy. We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the divisions of the Separate Account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy (or any intermediaries acting on behalf of such persons), and curtail their trading in every instance. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict. In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all policies as a result of undetected abusive trading practices. If we, or the investment adviser to any of the funds available with this contract, determine that an owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will allow the owner to submit transfer requests by regular mail only. We will not accept the owner’s transfer request if submitted by overnight mail, fax, the telephone, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund.

Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason. In addition, funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds describe the funds’ frequent trading or market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual policy owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific policy owners who violate the frequent trading or market timing policies established by the fund. Policy owners and other persons with interests in the policies should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require us to restrict or prohibit further purchases or transfers as requested by a fund on all policies owned by a policy owner whose trading activity under one variable contract has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from policy owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only. Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from an owner or other person authorized to conduct a transfer;
•	limit the number of transfer requests that can be made during a policy year; and
•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity. We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all owners.

Withdrawals

On any valuation date at least six months after the Policy Date, you may withdraw an amount, not less than $100, including the withdrawal fee. The withdrawal fee will be 2% of the requested withdrawal amount or $25.00, whichever is less. We do not charge a surrender charge for a withdrawal.

The account value remaining after a withdrawal is processed must be at least equal to the sum of the planned minimum annual premiums to date (the policy’s minimum annual premium for each policy anniversary which falls on or before the date of the withdrawal). You can make a withdrawal by sending us a written request in good order on our partial withdrawal request form.

You must state in your request form the dollar amount and corresponding Separate Account division(s) from which you want the withdrawal made. If you choose to withdraw an amount from the GPA, it may not exceed the non-loaned account value of the GPA. If you request a maximum partial withdrawal, the amount of the withdrawal will be deducted proportionately from the available Separate Account divisions and the non-loaned account value in the GPA.

A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction, your policy may terminate. A withdrawal may also reduce your policy’s face amount and may have adverse tax consequences. These tax consequences are discussed in the “Federal Income Tax Considerations” section.

Example:

Assume prior to the withdrawal the policy has a face amount of $50,000 and an account value of $20,000. If you make a withdrawal of $5,000, the account value will be reduced to $15,000 and the face amount will be reduced to $45,000. The withdrawal payment will be $4,975 ($5,000 minus a $25 withdrawal fee).

If a policy’s selected face amount is decreased because of a withdrawal, surrender charges will not apply. You may request that the selected face amount not be reduced in conjunction with your withdrawal. We may require evidence of insurability, satisfactory to us, according to our underwriting procedures. The amount of the reduction will be the amount of the withdrawal, including the withdrawal fee.

There is one exception:

If the death benefit immediately before the withdrawal is equal to the minimum face amount, either the face amount reduction will be limited or we will not reduce the face amount.

We will not reduce the selected face amount if the death benefit immediately after the withdrawal would be the new minimum face amount (based on the reduced account value). Otherwise, the selected face amount reduction will be based on a formula.

The formula considers the smallest withdrawal amount that would bring the minimum face amount below the death benefit. The formula reduces the selected face amount by the excess of the requested withdrawal amount over this smallest withdrawal amount. (Minimum face amount and death benefit are explained in the “Death Benefit” section.) See “Appendix A” for examples of the impact of withdrawals on the selected face amount.

We will not allow a withdrawal if it would result in a reduction of the selected face amount to less than the minimum selected face amount. In addition, we will not allow a withdrawal if it would reduce the account value to an amount less than the sum of the minimum Planned Annual Premiums to date.

Withdrawal requests where evidence of insurability is not required will be effective on the valuation date we receive the written request or fax in good order at our Administrative Office. Withdrawal requests where evidence of insurability is required will be effective on the valuation date we approve the evidence of insurability application provided that the remainder of the withdrawal request is in good order on that date. Withdrawal requests determined to be in good order on a non-valuation date or after the end of a valuation date, will be effective as of the next valuation date.

If a withdrawal would cause the policy to become a modified endowment contract, a MEC Notice and Acknowledgement Form will be required before the withdrawal will be processed. For more information on MECs, see the “Federal Income Tax Considerations” section.

We will pay any withdrawal amounts within seven calendar days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. Please refer to “Other Policy Rights and Limitations” in the “Other Information” section for more information.

Surrenders

You may surrender your policy to us at any time while the policy is in force. We will pay you its cash surrender value. To surrender your policy you must send us a completed surrender form and any other forms we may require.

The surrender will be effective on the valuation date we receive all required, fully completed forms in good order at our Administrative Office. If the surrender involves an exchange or transfer of assets to a policy issued by another financial institution or insurance company (not MassMutual or any of its subsidiaries), we also will require a completed absolute assignment form and any state mandated replacement paperwork. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your surrender request will be effective as of the next valuation date.

We will pay any surrender amounts within 7 calendar days of the surrender effective date, unless we are required to suspend or postpone surrender payments. Please refer to “Other Policy Rights and Limitations” in the “Other Information” section for more information.

The policy terminates as of the effective date of the surrender and cannot be reinstated, unless required by law. Surrendering the policy may result in adverse tax consequences. These tax consequences are discussed in the “Federal Income Tax Considerations” section.

Subject to product and state availability, an endorsement to your variable life insurance policy may have been available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange their policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

It may not be in your best interest to surrender an existing life insurance policy in connection with the purchase of a new life insurance policy.

For more information, please contact your registered representative or call our Administrative Office.

Cash Surrender Value.  The cash surrender value of the policy is equal to:

•	the account value; minus
•	any surrender charges that apply; and minus
•	any policy debt.

Loans

We allowed loans after the first policy year. You may take a loan from the policy once the account value exceeds the total of any surrender charges. You must assign the policy to us as collateral for the loan.

We charge interest on policy loans that is added to the policy debt. We refer to all outstanding loans plus accrued interest as “policy debt.” You may repay all or part of your policy debt but you are not required to do so.

The maximum loan amount allowed at any time is calculated as follows:

(1)	we subtract from the account value any surrender charges that would apply if the policy were surrendered on that date;
(2)	we calculate 90% of the amount determined in (1) above; and
(3)	we subtract any policy debt from the amount determined in (2) above. The result is the maximum amount that can be borrowed.

Taking a loan from your policy has several risks:

•	it may increase the risk that your policy will terminate;
•	it will have a permanent effect on your policy’s cash surrender value;
•	it may increase the amount of premium needed to keep the policy in force;
•	it will reduce the death proceeds; and
•	it has potential adverse tax consequences.

The risks that can result from taking a loan may be reduced if you repay the policy debt. The tax consequences of loans are discussed in the “Federal Income Tax Considerations” section.

Requesting a Loan.  You may take a loan by completing a loan request form and sending it to our Administrative Office. You must assign the policy to us as collateral for the loan.

Once we have processed the loan request and deducted the proportionate amounts from the Separate Account divisions and/or the GPA, we consider the loan effective and outstanding. If, after we process the loan request, you decide not to cash the check, you may submit a written request to our Administrative Office to repay the loan amount. The loan repayment will be effective on the valuation date the written request is received in good order at our Administrative Office. Loan interest begins to accrue as soon as the loan is effective. Therefore, loan interest will accrue even if the loan check is not cashed. Please refer to the “Loan Interest Charged” section below for more information.

Payment of Proceeds.  Loans will be effective on the valuation date we receive your loan request form and all other required documents in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your loan request will be effective as of the next valuation date.

On the effective date of the loan, we deduct proportionate amounts from the Separate Account divisions and/or the GPA (excluding any outstanding loans) and transfer the resulting dollar amounts to the loan section of the GPA. We will pay any loan amounts within 7 calendar days of the loan effective date, unless we are required to suspend or postpone the payment of loan amounts. Please refer to the “Other Policy Rights and Limitations” section for more information.

Interest Credited on the Loaned Value.  When you take a loan, we transfer an amount equal to the loan to the loan section of the GPA. This amount earns interest at a rate equal to the greater of:

a.	4%; or
b.	The policy loan rate less the current loan interest rate expense charge.

On each monthly calculation date, the interest earned on any outstanding loan is credited to the fixed account value of your policy.

Loan Interest Charged.  At the time you applied for the policy, you selected either a fixed loan interest rate of 6% or (in all jurisdictions except Arkansas) an adjustable loan rate.

On each policy anniversary, we will set the adjustable rate that will apply for the next policy year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this Average is no longer published, we will use a similar average as approved by the insurance department of the state in which your contract was issued.

The maximum rate is the greater of:

a.	the published monthly average for the calendar month ending two months before the policy year begins; or
b.	5%.

If the maximum rate is less than 0.5% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least 0.5% lower than the rate in effect for the previous year, we will decrease the rate.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. As part of the loan, it will bear interest at the loan rate. Therefore, loan interest will accrue even if the loan check is not cashed. Loan interest is due on each policy anniversary. The interest is deducted proportionately from the Separate Account divisions and the GPA according to the then current value in those Separate Account divisions and the GPA and added to the loan. If the policy’s account value cannot cover the loan interest due, the policy may lapse according to “Grace Period and Policy Termination” in the “Policy Termination and Reinstatement” section.

Effect of a Loan on the Values of the Policy.  A policy loan negatively affects policy values because we reduce the death benefit and cash surrender value by the amount of the policy debt.

Also, a policy loan, whether or not repaid, has a permanent effect on your policy’s cash surrender value because, as long as a loan is outstanding, a portion of the account value equal to the loan is invested in the GPA. This amount does not participate in the investment performance of the Separate Account or receive the current interest rates credited to the non-loaned portion of the GPA. The longer a loan is outstanding, the greater the effect on your cash surrender value will be. In addition, if you do not repay a loan, your outstanding policy debt will reduce the death benefit and cash surrender value that might otherwise be payable.

Whenever you reach your “policy debt limit,” your policy is at risk of terminating. Your policy debt limit is reached when total policy debt exceeds the account value. If this happens, we will notify you in writing. “Grace Period and Policy Termination” in the “Policy Termination and Reinstatement” sub-section of the “Policy Value” section explains more completely what will happen if your policy is at risk of terminating. Please note that policy termination with an outstanding loan also can result in adverse tax consequences. Please refer to the “Federal Income Tax Considerations” section for more information.

Additionally, your ability to transfer funds out of the GPA following a loan repayment will be limited due to certain transfer restrictions. (Refer to “Transfers” in the “Policy Transactions” section for more information.) As you repay a loan, the amount in the non-loaned section of the GPA will increase because we allocate loan repayments first to the GPA until you have repaid all loan amounts originally deducted from that account.

Repayment of Loans.  All or part of your policy debt may be repaid at any time while the insured is living and while the policy is in force. We will increase the death benefit and cash surrender value under the policy by the amount of the repayment. We do not offer an automatic loan repayment plan.

A loan repayment must be identified as such or we will consider it a premium payment. We will apply the loan repayment on the valuation date it is received in good order. If we receive the loan repayment in good order on a non-valuation date or after the end of a valuation date, the loan repayment is effective as of the next valuation date.

Loan repayments should be mailed to the same address used for premium payments. Refer to “Subsequent Premium Payments” in the “Premiums” section for mailing address information.

For any loan repayment, we will first transfer values equal to the repayment amount from the loaned portion of the GPA to the non-loaned portion of the GPA until all loan amounts originally deducted from that account have been repaid. We will allocate any additional loan repayments by transferring values equal to the repayment amount from the loaned portion of the GPA to the non-loaned portion of the GPA and/or the applicable Separate Account divisions, based on your premium allocation instructions in effect at that time. When we receive a loan repayment and only a portion is needed to fully repay the loan, we will apply any excess as premium and allocate it according to the current premium allocation instructions after deduction of the premium expense charge. Any subsequent loan repayments received after the loan is fully repaid will be refunded to the premium payer.

We will deduct any outstanding policy debt from:

•	the proceeds payable on the death of the insured;
•	the proceeds payable when you surrender the policy; or
•	the account value if the policy lapses.

In these situations, we will then consider the policy debt paid.

Death Benefit

If the insured dies while the policy is in force and we determine that the claim is valid, we will pay the death benefit to the named beneficiary.

The Death Benefit is the greater of:

•	the Selected Face Amount on the date of death; or
•	the Minimum Face Amount on the date of death.

The death benefit will be reduced by any outstanding policy debt and any unpaid monthly charges needed to avoid termination. The policy also provides additional amounts payable upon death of the insured through certain riders that may have been added to your policy with additional charges.

You should note that the death benefit amount is not affected by your policy’s investment experience unless the death benefit is based on the minimum face amount. The minimum face amount for your policy is based on your policy’s account value as described below.

While the policy is in force, you may make changes to the selected face amount. However, these transactions, which are discussed more fully below, cannot be processed during a grace period. You must pay any premium due before such transaction requests can be processed.

Minimum Face Amount

In order to qualify as life insurance under IRC Section 7702, the policy must have a minimum face amount that is determined by the Cash Value Accumulation Test. Under this test the minimum face amount on any date is equal to a percentage of the account value on that date. The minimum face amount percentage depends on the insured’s:

•	gender;
•	attained age (An insured’s “attained age” is equal to their issue age plus the number of completed policy years.); and
•	risk classification.

See “Appendix B” for examples of the minimum face amount and how changes in account value may affect the death benefit of a policy.

Right to Change the Selected Face Amount

You may request an increase or decrease in the selected face amount. If you change your selected face amount, your policy charges, including surrender charges, will change accordingly. If the policy’s account value (or cash surrender value if there is policy debt) cannot keep the policy in force with the requested change in selected face amount, a premium payment may be required.

If you increase or decrease the policy selected face amount, your policy may become a modified endowment contract (MEC) under federal tax law. MECs are discussed in the “Federal Income Tax Considerations” section; however, you should consult your tax adviser for information on how a MEC may affect your tax situation.

Increases in Selected Face Amount.  To increase the policy’s selected face amount, you must send a written application and evidence the insured is still insurable to our Administrative Office. We treat each face amount increase as a separate segment of coverage.

An increase in selected face amount may not be:

a.	less than $15,000 ($5,000 if the policy was sold in the tax-qualified market or if simplified underwriting was used);
b.	made after the anniversary of your policy’s issue date nearest the insured’s 82nd birthday;
c.	within six months of the Policy Date; or
d.	within six months of any previous increase.

Increases in the selected face amount will be effective on the monthly calculation date that is on, or next follows, the date we approve the application for the increase. Any increase elected under any insurability protection type of rider will be effective as directed in the rider.

If the policy’s account value (or cash surrender value if there is policy debt) is insufficient to continue the changed policy in force for three months at the new monthly charges and interest, we will require a premium payment sufficient to increase the account value to such an amount.

Mortality charges will apply for each face amount increase elected. Additionally, a separate surrender charge schedule will apply to the amount of the increase. Generally, these surrender charges will apply during the first 15 years of each segment of coverage.

Decreases in Selected Face Amount.  You may decrease the selected face amount any time after the first policy year. You must send a written request in good order to our Administrative Office. When we receive a written request for a decrease in face amount from the policy owner, we will provide the policy owner with a written notice if we determine that the policy will become a MEC. The decrease will not be processed until a MEC Notice and Acknowledgment form is received in good order at our Administrative Office.

A decrease will reduce the selected face amount in the following order:

(1)	the face amount of the most recent increase; then
(2)	the face amounts of the next most recent increases successively; and last
(3)	the initial selected face amount.

You may not decrease the selected face amount if the decrease would result in a selected face amount of less than the minimum selected face amount.

A decrease in the selected face amount will be effective on the monthly calculation date that is on, or next follows, the date we receive (in good order at our Administrative Office) the written request for the decrease. If the policy’s account value (or cash surrender value if there is policy debt) cannot keep the policy in force, a premium payment may be required.

Decreases in the policy’s selected face amount may have adverse tax consequences.

When We Pay Death Benefit Proceeds

If the policy is in force and it is determined that the claim is valid, we normally pay the death benefit within seven calendar days after we receive all required documents, in good order, at our Administrative Office.

Certain situations may delay payment of a death claim. These situations include, but are not limited to, our right to contest the validity of a death claim. We investigate all death claims that occur within the policy’s two-year contestable periods as described below.

We have the right to contest the validity of the policy for any material representation of a fact within two years:

1.	after the policy is issued; or
2.	after a face amount increase where evidence of insurability is required.

If the face amount increase is the result of a policy change that does not require evidence of insurability such as a conversion from another policy or the exercise of an option on this or another policy, we have the right to contest the validity of the face amount increase within two years after that other policy was issued.

We may also investigate death claims beyond the contestable periods. After any two-year contestable period, in the absence of fraud, we cannot contest the validity of a policy or a face amount increase, except for failure to pay premiums.

We generally determine whether the contested claim is valid within five days after we receive the information from a completed investigation. Since it may take some time to receive the information, payment could be delayed during this period.

We can also delay payment of the death benefit if a portion is based on the variable account value of the policy and the insured’s date of death is before or during any period when:

•	it is not reasonably practical to determine the amount because the NYSE is closed (other than customary week-end and holiday closings);
•	trading is restricted by the SEC;
•	the SEC declares an emergency exists; or
•	the SEC, by order, permits us to delay payment in order to protect our owners.

We will pay interest on the death benefit from the date of death to the date of a lump sum payment or the effective date of a payment option. The interest rate equals the rate determined under the interest payment option, but not less than that required by law. Interest paid on the death benefit is taxable as ordinary income in the year such interest is credited.

Payment Options

We will pay the death benefit in a lump sum or under one of the payment options described more fully in the table below.

If the payment option is a lump sum when the insured dies, the beneficiary may elect any payment option, with our consent. If the beneficiary does not elect a payment option and you have not elected a payment option during the insured’s lifetime, the death benefit will be paid as a single lump sum.

For lump sum payments of at least $10,000, your beneficiary may elect to receive the death benefit by establishing an interest-bearing draft account called the Benefit Management Account (BMA). We periodically set the interest rate we credit to the BMA. That rate will not be less than the minimum guaranteed interest rate provided under the account. We will send a draft book to the beneficiary who will have access to all the monies in the account, including interest, by writing a draft for all or part of the proceeds. Our drafts are similar to checks. The minimum draft amount is $250. If the account balance falls below $1,000, the BMA will be closed automatically and a check for the remaining balance, including interest, will be sent to the beneficiary. Any interest paid on amounts in the BMA is taxable as ordinary income in the year such interest is credited. The beneficiary may close the BMA at any time and place the remaining proceeds in another payment option listed below. No deposits may be paid into the BMA. The BMA is part of our general account and is subject to the claims of our creditors. The BMA is not a bank account or bank deposit and is not insured by the FDIC. We may make a profit on amounts left in the BMA. If the policy has been assigned, the BMA is not available for the assignee’s portion of the death benefit. The BMA may not be available in all states. We reserve the right to make changes in the terms and conditions of the BMA.

The table below provides information about the different death payment options. None of these benefits depends upon the performance of the Separate Account or the GPA.

Installments for a Specified Period	Fixed time payments. Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.
Installments of a Specified Amount	Fixed amount payments. Each payment may not be less than $10 for each $1,000 applied. We will credit interest each month on the unpaid balance and add this interest to the unpaid balance. This interest will be an effective annual rate determined by us, but not less than 3%. Payments continue until the balance we hold is reduced to less than the agreed fixed amount. The last payment will be for the balance only.
Life Income	Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period.
Life Income with Payments Guaranteed for Amount Applied	Equal monthly payments based on the life of a named person. We will make payments until the total amount paid equals the amount applied, whether or not the named person lives until all payments have been made. If the named person lives beyond the payments of the total amount applied, we will continue to make monthly payments as long as the named person lives.
Interest	We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 3%.
Joint Lifetime Income	Monthly payments based on the lives of two named persons. When one dies, the same payment will continue for the lifetime of the other. You can elect income with or without a minimum payment period.
Joint Lifetime Income with Reduced Payments to Survivor	Monthly payments based on the lives of two named persons. We will make payments at the initial level while both are living. When one dies we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. Payments stop when both named persons have died.

The minimum amount that can be applied under a payment option is $2,000 per beneficiary. If the periodic payment under any option is less than $20, we reserve the right to make payments at less frequent intervals. Once payments have begun, only the specified amount and interest options may be changed.

All payment option elections must be sent to our Administrative Office in writing. You may change the payment option during the insured’s lifetime.

Although the Death Benefit is generally excludible from the income of the beneficiary who receives it, interest on the Death Benefit is includible in the beneficiary’s income in the year such interest is credited.

Suicide

If the insured dies by suicide, while sane or insane, and the policy is in force, the policy will terminate.

•	If the death occurs within two years after the issue date, we will refund the sum of all premiums paid less any withdrawals and any policy debt.
•	If death occurs within two years after the effective date of an increase in selected face amount (but at least two years after the issue date), we will refund the sum of the monthly charges attributed to the increase. However, if a refund as described in the preceding paragraph is payable, there will be no additional payment for the increase.

Error of Age or Gender

If the insured’s age or gender was misstated in the policy application, or the policy has been issued incorrectly, we may adjust the death benefit. The adjustment will reflect the amount provided by the most recent monthly insurance charges using the correct age and gender. If the adjustment is made while the insured is living, monthly charges after the adjustment will be based on the correct age and gender.

Other Benefits Available Under the Policy

Additional Benefits You Can Get by Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders, which are subject to the terms of both the rider and the policy. The cost of each rider is generally deducted as part of the monthly charges. Some riders do not result in monthly charges; however, we will charge a one-time fee when you exercise the rider.

Adding or removing a rider for which there is a monthly charge may impact the premium limitations on your policy. For more information see the “Premium Limitations” section. If you choose to add a rider, you may cancel it at any time upon written request. You may not, however, add or remove a rider during a grace period. You must pay any premium due before such transaction requests can be processed. Having one or more riders that have monthly charges will increase the overall cost of your policy.

Following is a brief description of the riders that can, subject to state availability, be added to the policy; however, the Accidental Death Benefit and Insurability Protection Riders will not be issued for existing policies after December 31, 2008. For more information on these riders please refer to the SAI or talk to your registered representative. The terms and conditions of these riders may vary from state to state.

Accelerated Death Benefit Rider.  This rider advances to the owner a portion of the policy’s death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien. If a claim is made under this rider, then we will assess a fee that is deducted from the accelerated benefit payment and will reduce the amount you receive. The fee may vary by state, but will not exceed $250.

Accidental Death Benefit Rider – This Rider Is No Longer Issued.  This rider provides for an additional death benefit if the insured’s death was caused by accidental bodily injury that occurred within six months before the insured’s death. This rider provides no benefit if the insured dies after attained age 69. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Waiver of Monthly Charges Rider.  This rider provides that, in the event of the insured’s total disability that begins before Attained Age 65 and continues for at least six months, we will waive the monthly charges on each Monthly Calculation Date while the insured remains totally disabled (but not after Attained Age 70 if the disability occurred after Attained Age 60). Note that proof, satisfactory to us, of a claim for benefits under this rider must be received at our Administrative Office within one year after providing written notice of a claim. We will not return any premiums paid; however, we will adjust the account value according to the terms of the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Insurability Protection Rider – This Rider Is No Longer Issued.  This rider provides the right to increase the selected face amount of the policy by a specified amount on specified dates, without evidence of insurability. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Charges and Deductions

This section describes the charges and deductions we make under the policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses.

In addition, the funds pay operating expenses that are deducted from the assets of the funds. For more information about these expenses, see the individual fund prospectuses.

Transaction Charges

Deductions from Premiums.  We deduct a premium expense charge from each premium payment you make. The premium expense charge is generally used to cover taxes assessed by a state and/or other governmental agency as well as acquisition expenses.

The current premium expense charge we deduct is 5% of premium. It is equal to a Sales Charge of 2.5% plus a Premium Tax Charge of 2.5%. The maximum premium expense charge we can deduct is 7.5% of premium in all policy years.

Withdrawal Fee.  If you make a withdrawal from your policy, we deduct from the amount you withdraw the lesser of $25 or 2% of the amount withdrawn. (We will deduct the withdrawal fee from the amount withdrawn.) This fee is guaranteed not to increase for the duration of the policy. This fee reimburses us for processing the withdrawal.

Surrender Charges.  There is a charge if you fully surrender your policy. Generally, these charges will apply during:

•	the first 15 years of coverage; and
•	the first 15 years after each increase in selected face amount.

The surrender charge has two parts:

1.	Administrative Surrender Charge

The administrative component of the surrender charge applies during the first 10 policy years of each segment. This charge reimburses us for expenses incurred in issuing the policy and selected face amount increases.

This charge initially is $5 for each $1,000 of selected face amount; it then grades down to zero over ten years. It is zero in years eleven and beyond.

In no case, however, will the administrative surrender charge ever exceed $5 per $1000 of selected face amount.

2.	Sales Load Surrender Charge

The sales load component of the surrender charge is a percentage of the premium paid and applies during the first 15 policy years of each segment. The charge reimburses us for acquisition costs.

During the first 10 Years of Coverage for the initial Selected Face Amount and for each increase in Selected Face Amount, this charge is equal to 25% of the premiums paid for the coverage up to the surrender charge band, plus 5% of premiums paid for the coverage in excess of the surrender charge band up to twice the surrender charge band, plus 4% of premiums paid for the coverage in excess of twice the surrender charge band up to three times the surrender charge band. During the next 5 Years of Coverage, these percentages are reduced, by factors set forth in the policy, to zero by the end of the 15th Year. The sales load surrender charge is zero in years sixteen and beyond.

The sales load surrender charge will increase if the premium paid increases but, in no case, will the charge ever exceed 25% of the premiums paid for the coverage up to the surrender charge band, plus 5% of premiums paid in excess of the surrender charge band up to twice the surrender charge band, plus 4% of premiums paid for the coverage in excess of twice the surrender charge band up to three times the surrender charge band.

The surrender charge band is set forth in the policy. It is based on the selected face amount and varies by the insured’s issue age, risk classification and gender.

This surrender charge is also sometimes called a “deferred sales load.” The charge compensates us for expenses incurred in issuing the policy, and for the recovery of acquisition costs.

The surrender charge is a charge against the account value of the policy. The deduction is taken from the Separate Account divisions and the non-loaned portion of the GPA in proportion to the values in each on the effective date of the surrender.

We calculate surrender charges separately for the initial selected face amount and for each increase in the selected face amount. They are based on the policy’s selected face amount, the insured’s age, gender, risk classification, and coverage year. The surrender charge for the policy is the sum of the surrender charges for the initial selected face amount and all selected face amount increases.

Subject to product and state availability, an endorsement to your variable life insurance policy may have been available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange the policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

For more information, please contact your registered representative or call our Administrative Office.

Rider Processing Fee.  We will assess a one-time processing fee at the time you exercise the Accelerated Death Benefit Rider. The current processing fee may vary by state, but will not exceed $250 and is deducted from the accelerated benefit payment and will reduce the amount you receive.

Periodic Charges

Loan Interest Rate Expense Charge.  We assess a loan interest rate expense charge against policies with outstanding loan balances. This charge represents the difference between the interest we charge on policy loans and the interest we credit on the cash value we hold as collateral on policy loans. The current loan interest rate expense charge is 0.90% in all policy years. The maximum loan interest rate expense charge is 2%. It is deducted from the policy loan interest rate to determine the interest rate we use to credit interest to the loaned portion of the GPA. This charge reimburses us for the ongoing expense of administering the loan.

Monthly Charges Against the Account Value

The following charges are deducted from the account value on each monthly calculation date. We do not, however, deduct these monthly charges after the insured’s attained age 99.

The “monthly calculation date” is the date on which monthly charges for the policy are due. The first monthly calculation date was the policy date. Subsequent monthly calculation dates are on the same day of each succeeding calendar month.

Monthly charges are deducted from the Separate Account division(s) and the GPA in proportion to the non-loaned values in each on the date the deduction is taken.

Administrative Charge.  The current administrative charge for tax-qualified policies and policies issued under our simplified underwriting is $5.25 per policy, per month. For all other policies, the current administrative charge is $4.00 per policy, per month. The maximum administrative charge is $8 per policy, per month. This charge reimburses us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.

Mortality Charge.  The mortality charge reimburses us for providing you with life insurance protection. We deduct a mortality charge based on your policy’s insurance risk. These deductions are made by deducting accumulation units, proportionately, from each Separate Account division in which you have an account value and the GPA.

The maximum or guaranteed mortality charge rates associated with your policy are shown in the policy’s specifications pages. They are calculated using the 1980 Commissioners Standard Ordinary Mortality Tables or, for unisex rates, the 1980 Commissioners Ordinary Mortality Table B. The rates are also based on a number of factors including, but not limited to the age, gender (unless the unisex rates are used), risk classification of the person insured by the policy and any extra rating that may apply to your policy. The amount and duration of an extra rating (additional mortality charge) will vary based on the individual circumstances of the associated health, occupational or avocation risk.

We may charge less than the maximum monthly mortality charges shown in the table(s). In this case, the monthly mortality charge rates will be based on a number of factors including, but not limited to, our expectations for future mortality, investment earnings, persistency and expense results, capital and reserve requirements, taxes, future profits, and other factors unrelated to mortality experience. The expense component of these rates is used to offset sales and issue expenses, which decrease over time. Any change in these charges will apply to all individuals in the same class.

Cost of insurance charges for the policy will not be the same for all policy owners. Your policy’s actual or current mortality charge rates are based on a number of factors including, but not limited to, the insured’s issue age (and age at increase, if applicable), risk classification, and gender (unless unisex rates are used). These rates generally increase as the insured’s age increases. The rates will vary with the number of years the coverage has been in force and with the total selected face amount of the policy.

How the Mortality Charge is Calculated

A.	If the minimum face amount is not in effect:

We calculate the mortality charge on each monthly charge date by multiplying the current mortality charge rate by a discounted insurance risk.

The insurance risk is the difference between:

•	The amount of benefit available, on that date, discounted by the monthly equivalent of 4% per year; and
•	the account value at the beginning of the policy month before the monthly mortality charge is due.

The following three steps describe how we calculate the mortality charge for your policy:

Step 1:	We calculate the total insurance risk for your policy:

a.	We divide the amount of death benefit that would be available at the beginning of the policy month by 1.0032737 (which is the monthly equivalent of 4%); and
b.	We subtract your policy’s account value at the beginning of the policy month from the amount we calculated in 1(a) above.

Step 2:	We allocate the insurance risk in proportion to the selected face amount of each segment and each increase that’s in force as of your monthly calculation date.

Step 3:	We multiply the amount of each allocated insurance risk by the mortality charge rate for each coverage segment. The sum of these amounts is your mortality charge.

B.	If the minimum face amount is in effect:

We also calculate the mortality charge on each monthly charge date. However, in Step 1 we calculate the total insurance risk for your policy, as described in A:

i.	assuming the minimum face amount is in effect; and then
ii.	assuming the minimum face amount is not in effect.

Step 2:	We allocate the insurance risk:

a.	calculated for (ii) in proportion to the selected face amount of each segment and each increase that is in force as of your monthly calculation date; and
b.	we subtract the risk calculated for (ii) from the risk calculated for (i) and allocate that amount to the last underwritten segment.

Step 3:	We multiply the amount of each allocated insurance risk by the mortality charge rate for each coverage segment. The sum of these amounts is your mortality charge.

Additional Information about the Mortality Charge

We will apply any changes in the mortality charges uniformly for all insureds of the same issue ages, gender, risk classifications, and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insured’s health after we issue the policy.

Because your account value and death benefit may vary from month to month, your mortality charge may also vary on each monthly calculation date. The cost of your insurance depends on the amount of insurance risk on your policy. Factors that may affect the insurance risk include:

•	the amount and timing of premium payments;
•	investment performance;
•	fees and charges assessed;
•	the addition or deletion of certain riders;
•	rider charges;
•	withdrawals;
•	policy loans; and
•	changes to the selected face amount.

Additional Mortality Fees.  Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history (“substandard risks”). Note the combination of mortality charges and additional mortality fees, if any, will not exceed $83.33 per $1,000 of insurance risk or face amount.

Rider Charges.  The charges for the following riders are deducted from the account value on each monthly charge date: Accidental Death Benefit Rider, Insurability Protection Rider and Waiver of Monthly Charges Rider. The rates vary by the insured’s gender, issue age, risk classification and year of coverage.

The current charge for the Accidental Death Benefit Rider is $0.06591 to $0.12929 per $1,000 of rider face amount. Monthly charges will continue up to, but not including, the policy anniversary date on which the insured’s attained age becomes 70.

For the Insurability Protection Rider, the current charge is $0.043 to $0.179 per $1,000 of rider face amount. Monthly charges will continue up to, but not including, the policy anniversary date on which the insured’s attained age becomes 43.

And the current rate for the Waiver of Monthly Charges Rider is $0.036 to $0.349 per $1 of monthly deductions. Monthly charges will continue up to, but not including, the policy anniversary date on which the insured’s attained age becomes 65.

Daily Charges Against the Separate Account

The following charge is deducted from the Separate Account daily.

Mortality and Expense Risk Charge

The mortality and expense risk charge imposed is a percentage of the policy’s average daily net assets held in the Separate Account. The current annual percentage is 0.40% in all policy years. The maximum annual percentage is 0.40% in all policy years.

The charge is deducted from your account value in the Separate Account but not from the GPA.

This charge compensates us for mortality and expense risks we assume under the policies and for acquisition costs. The mortality risk assumed is that the mortality charges will be insufficient to meet actual claims. The expense risk assumed is that the expenses incurred in issuing, distributing and administering the policies will exceed the administrative charges collected.

If the mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the policy.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects expenses already deducted from the assets of the fund. Such expenses include investment management fees and other expenses and may include acquired fund fees and expenses. For some funds, expenses will also include 12b-1 fees to cover distribution and/or certain service expenses. When you elect a fund as an investment choice, that fund’s expenses will increase the cost of your investment in the policy. See each fund’s prospectus for more information regarding these expenses.

Special Circumstances

There may be special circumstances that result in sales or administrative expenses or insurance risks that are different than those normally associated with this policy. Under such circumstances, we may vary the charges and other terms of the policies; however, the charges will not exceed the maximum charges identified in the fee tables. We will make these variations only in accordance with uniform rules we establish.

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. The information is not written or intended as tax or legal advice. You are encouraged to seek legal and tax advice from a qualified tax adviser. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code of 1986, as amended (IRC), Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans

We believe the policy meets the IRC definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law. If you sell the policy or there is a transfer for value under IRC Section 101(a)(2), all or a portion of the death benefit under the policy may become taxable unless an exception applies.

As a life insurance policy under the IRC, the gain accumulated in the policy is not taxed until it is withdrawn or otherwise accessed. Any gain withdrawn from the policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract (MEC) under federal tax law. See “Modified Endowment Contracts” later in this section for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis (also referred to as investment in the contract) in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy death benefit. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued; and
•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its cash surrender value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when the policy is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your taxable income as a result of the surrender.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the policy. If, in this example, you have an outstanding policy debt of $14,000, you would receive a payment equal to the cash surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

The potential that policy debt will cause taxable income from policy termination to exceed the payment received at termination also may occur if the policy terminates without value. Factors that may contribute to these potential situations include:

1.	amount of outstanding policy debt at or near the maximum loan value;
2.	unfavorable investment results affecting your policy account value;
3.	increasing monthly policy charge rates due to increasing attained age of the insured;
4.	high or increasing amount of insurance risk, depending on death benefit option and changing account value; and
5.	increasing policy loan rates if the adjustable policy loan rate is in effect.

One example occurs when the policy debt limit is reached. If, using the previous example, the account value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventative action.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade or business” or “investment” purposes, provided that you meet certain narrow criteria.

If the owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (AMT) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s cash surrender value on the date of death.

Investor Control and Diversification

There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy owner, has control of the investments underlying the various Separate Account divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each Separate Account division makes. If the Internal Revenue Service (IRS) were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

In addition, the IRC requires that the investments of the Separate Account divisions be “adequately diversified” in order for a policy to be treated as a life insurance contract for federal income tax purposes. It is intended that the Separate Account divisions, through their underlying investment funds, will satisfy these diversification requirements.

Modified Endowment Contracts

If a policy is a modified endowment contract (MEC) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual owners. The penalty tax will not apply to distributions:

•	made on or after the date the taxpayer attains age 59 1⁄2; or
•	made because the taxpayer became disabled; or
•	made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

a.	the accumulated amount paid under the policy at any time during the first seven contract years exceeds

b.	the total premiums that would have been payable at that time for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the 7-pay test and still be taxed as a MEC if it is received in a IRC Section 1035 tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-pay testing period, we will retest the policy using the lower death benefit amount, from the start of that testing period. If the reduction in death benefit causes the policy to fail the 7-pay test for any prior policy year, the policy will be treated as a MEC beginning in the policy year in which the reduction takes place.

Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 days after the reduction in such benefits.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or cause the policy to become a MEC.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC to the extent of gain in the policy. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of gain accumulated in that particular policy. For purposes of determining the amount of taxable income received from a MEC, the law considers the total of all gain in all the MECs issued within the same calendar year to the same owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total gain.

Other Tax Considerations

A change of the owner or an insured, or an exchange or assignment of the policy, may cause the owner to recognize taxable income.

The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on MassMutual’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the

Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each owner or beneficiary.

Qualified Plans

The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or an IRC Section 403(b) custodial account.

While the policy is owned by the qualified plan, we will only pay amounts under the policy while the insured is still living (e.g., withdrawals, surrenders, and loans) to the qualified plan trustee or plan administrator. We will not make such payments directly to any other party, including the insured participant. The only exception is for a Keogh plan, where the insured participant is also the policy owner.

Employer-Owned Policies

The IRC contains certain notice and consent requirements for “employer-owned life insurance” policies. The IRC defines “employer-owned life insurance” as a life insurance contract:

a.	that is owned by a person or entity engaged in a trade or business (including policies owned by related or commonly controlled parties);
b.	insuring the life of a U.S. citizen or resident who is an employee on the date the contract is issued; and
c.	under which the policyholder is directly or indirectly a beneficiary.

The tax-free death benefit for employer-owned life insurance is limited to the amount of premiums paid unless certain notice and consent requirements are met. The notice requirements are met if, before the contract is issued, the employee is notified in writing of the following:

a.	the employer intends to insure the employee’s life;
b.	the maximum face amount for which the employee could be insured at the time the contract was issued; and
c.	the employer will be the beneficiary of any proceeds payable on the death of the employee.

Prior to issuance of the contract, the employee must provide written consent to being insured under the contract and to continuation of the coverage after employment terminates.

The law also imposes annual reporting and record keeping requirements for businesses owning employer-owned life insurance policies. The employer must maintain records of the employer’s notice and the employee’s consent, and must file certain annual reports with the IRS.

Provided that the notice and consent requirements are satisfied, the death proceeds of an employer-owned life insurance policy will generally be income tax-free in the following situations:

1.	At the time the contract is issued, the insured employee is a director, highly compensated employee, or highly compensated individual within the meaning of IRC Section 101(j)(2)(A)(ii);
2.	The insured was an employee at any time during the 12-month period before his or her death;
3.	The proceeds are paid to a member of the insured’s family, an individual who is the designated beneficiary of the insured under the contract, a trust established for the benefit of any such member of the family or designated beneficiary, or the insured’s estate; or
4.	The proceeds are used to purchase an equity interest in the employer from any of the persons described in (3).

Death proceeds that do not fall within one of the enumerated exceptions will be subject to ordinary income tax (even if the notice and consent requirements were met), and MassMutual will report payment of taxable proceeds to the IRS, where applicable.

Business Uses of Policy

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. The IRS and Treasury have issued guidance that may substantially affect these arrangements. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.

Tax Shelter Regulations

Prospective owners that are corporations should consult a tax adviser about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.

Alternative Minimum Tax

There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

Generation Skipping Transfer Tax

Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

Withholding

To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico

Income received by residents of Puerto Rico under life insurance policies issued by a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Non-Resident Aliens and Foreign Entities

Generally, a distribution from a contract to a non-resident alien or foreign entity is subject to federal income tax withholding at a rate of 30% of the amount of the income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens or foreign entities may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN (or the equivalent entity form), providing us with:

1)	proof of residency (in accordance with IRS requirements); and
2)	the applicable taxpayer identification number.

If the above conditions are not met, we will withhold 30% of the income from the distribution. Additionally, under the Foreign Account Tax Compliance Act, effective July 1, 2014, U.S. withholding may be required for certain entity owners (including foreign financial institutions and non-financial foreign entities (such as corporations, partnerships and trusts)) at a rate of 30% without regard to lower treaty rates.

Sales to Third Parties

If you sell your policy to a viatical settlement provider, and the insured is considered terminally or chronically ill within the meaning of IRC Section 101(g), the proceeds of the sale will be treated as death benefit proceeds, and will generally be received by you income tax-free.

However, the sale of your policy to an unrelated investor in a sale that does not qualify as a viatical settlement may have adverse tax consequences. IRS guidance issued in 2009 provides that the gain from such a sale is taxed as ordinary income to the extent that you would have realized ordinary income if you had instead surrendered your policy. Any amount you receive in excess of that amount is taxed as capital gain income. The IRS has also taken the position that your cost basis in the policy for computing the gain on the sale must be decreased by the cumulative cost of insurance charges incurred prior to the sale. This adjustment will result in a higher taxable gain than had the basis not been reduced.

Medicare Hospital Insurance Tax

Effective for tax years beginning after December 31, 2012, a Medicare Hospital Insurance Tax (known as the “Unearned Income Medicare Contribution”) applies to all or part of a taxpayer’s “net investment income,” at a rate of 3.8%, when certain income thresholds are met. “Net investment income” is defined to include, among other things, non-qualified annuities and net gain attributable to the disposition of property. Under final regulations issued in 2013, this definition includes the taxable portion of any annuitized payment from a life insurance contract and it may also include the gain from the sale of a life insurance contract. Under current guidance we are required to report to the IRS whether a distribution is potentially subject to the tax. You should consult a tax adviser as to the potential impact of the Medicare Hospital Insurance Tax on your policy.

Other Information

Other Policy Rights and Limitations

Right to Assign the Policy.  Generally, you may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on us, however, we must receive a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment. If you assign your policy, certain of your rights may only be exercised with the consent of the assignee of record.

Your Voting Rights.  We are the legal owner of the fund shares. However, you have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy. This right is limited to the extent you are invested in those Separate Account divisions on the record date. We vote shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions. This process may result in a small number of policy owners controlling the vote. There is no minimum number of votes required. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

Your right to instruct us is based on the number of shares of the funds attributable to your policy. The number of shares of any fund, attributable to your policy, is determined by dividing the account value held in that Separate Account division by $100. Fractional votes are counted.

We will send you or, if permitted by law, make available electronically, proxy material and a form to complete giving us voting instructions.

Understanding Your Product.  Variable life insurance policies are complex insurance products with unique benefits. Before you purchase a variable life insurance policy, you should consider whether, among other things:

•	you have a need for death benefit protection;
•	you understand the risks and benefits of the policy;
•	you can afford to pay the applicable policy charges to keep the policy in force;
•	you understand how the policy charges impact your policy’s account value;
•	you understand your account value will fluctuate when allocated to the Separate Account;
•	you understand that the Company prohibits market timing and frequent transfers;
•	you understand that you generally have no access to your account value in the first year;
•	you understand whether your registered representative will receive more compensation for selling this life insurance policy rather than another;
•	you understand that if you are older, the following features of a variable life insurance policy will more likely disadvantage you:
1.	the limitations on account value access; and
2.	the impact of account value fluctuations on variable death benefit options.

Possible Restrictions on Financial Transactions.  Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment or block a policy owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, loans, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.

Delay of Payment of Proceeds from the GPA

We may delay payment of any cash surrender values, withdrawals, and loan proceeds that are based on the GPA for up to six months from the date the request is received at our Administrative Office.

If we delay payment of a surrender or withdrawal for 30 days or more, we will add interest at an annual rate of 3%.

Delay of Payment of Proceeds from the Separate Account

We may suspend or postpone transfers from the Separate Account divisions, or delay payment of the cash surrender values, withdrawals, loan proceeds and death benefits from the Separate Account during any period when:

•	it is not reasonably practical to determine the amount because the NYSE is closed (other than customary week-end and holiday closings);
•	trading is restricted by the SEC;
•	the SEC declares an emergency exists; or
•	the SEC, by order, permits us to delay payment in order to protect our owners.

If, pursuant to SEC rules, a money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from a money market division until the fund is liquidated.

Reservation of Company Rights to Change the Policy or Separate Account

Separate Account Charges.  We reserve the right, subject to compliance with applicable federal securities laws and regulations and any other federal or state law, to create separate accounts and to make certain material changes to the structure and operation of the Separate Account, including, among other things:

•	create new divisions of the Separate Account;
•	create new segments of the Separate Account for any new variable life insurance products we create in the future;
•	eliminate divisions of the Separate Account;
•	close existing divisions of the Separate Account to allocations of new premium payments by current or new policy owners;
•	combine the Separate Account or any Separate Account divisions with one or more different separate accounts or Separate Account divisions;
•	transfer the assets of the Separate Account or any division of the Separate Account that we may determine to be associated with the class of contracts to which the policy belongs to another separate account or Separate Account division;
•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;
•	de-register the Separate Account under the 1940 Act in the event such registration is no longer required; and
•	change the name of the Separate Account.

Distribution

The policy is no longer for sale to the public. While the policy was offered for sale, registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, sold the policy. Pursuant to an underwriting agreement with the Company, on its behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the policies sold by its registered representatives.

MMLIS is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA). MMLIS receives compensation for its actions as principal underwriter of the policies.

Commissions and Allowances Paid to MMLIS.  Commissions for sales of the policies by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives.

Commissions are a percentage of the premium paid in each year of coverage and differ for premiums paid up to the Target Premium and for premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender and risk classification of the insured.

We also pay expense allowances in connection with the sales of the policies.

The SAI contains more detail on the maximum commission percentages and allowances payable under the policy.

Additional Compensation Paid to MMLIS.  Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of this policy may have helped these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also General Agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the policy by their registered representatives.

Compensation in General.  The compensation arrangements described in the paragraphs above may have provided a registered representative with an incentive to sell this policy over other available policies whose issuers did not provide such compensation or which provided lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this policy.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments (if applicable) and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer, depending on the agreement between the representative and their firm. MassMutual is not involved in determining compensation paid to a registered representative of an unaffiliated broker-dealer. You may contact, as applicable, MMLIS or your registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.

Computer System Failures and Cybersecurity

The Company relies on its ultimate parent, MassMutual, for various operating and administrative services including computer systems. The Company, MassMutual and its business partners rely on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While MassMutual and the Company’s business partners have policies, procedures, automation and backup plans designed to prevent or limit the effect of failures, computer systems may be vulnerable to disruptions or breaches as a result of natural disasters, man-made disasters, criminal activity, pandemics, or other events beyond their control. The failure of the computer systems for any reason could disrupt operations, result in the loss of customer business and adversely impact profitability.

MassMutual and the Company’s business partners retain confidential information on their respective computer systems, including customer information and proprietary business information. Any compromise of the security of the computer systems that results in the disclosure of personally identifiable customer information could damage our reputation, expose us to litigation, increase regulatory scrutiny and require us to incur significant technical, legal, and other expenses.

Legal Proceedings

The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry participants, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.

While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceedings or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect upon the Separate Account, the ability of the principal underwriter(s) to perform in accordance with its contracts with the Company on behalf of the Separate Account, or the ability of the Company to meet its obligations under the policy.

For more information regarding the Company’s litigation and other legal proceedings, see the notes to the Company’s financial statements contained within the SAI.

Our Ability to Make Payments Under the Policy

Our Claims Paying Ability.  Our “claims-paying ability” is our ability to meet any contractual obligation we have to pay amounts under the policy. These amounts include death benefits, withdrawals, surrenders, policy loans, and any amounts paid through the policy’s additional features and guarantees. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and as with any insurance product, there are risks to purchasing this policy. For this reason, when purchasing a policy and making investment decisions, you should consider our financial strength and claims-paying ability to meet our obligations under the policy.

Obligations of Our Separate Account.  Net premium and account value may be allocated to the divisions of the Separate Account. The Separate Account will purchase equivalent shares in the corresponding funds. Any death benefits, withdrawals, surrenders, policy loans, or transfers of account value from the divisions of the Separate Account will be redeemed from the corresponding funds. We cannot use the Separate Account’s assets to pay any of our liabilities other than those arising from the policies. See “The Separate Account” section.

Obligations of Our General Investment Account.  Net premium and account value you allocate to the GPA is maintained in our general investment account. The assets of our general investment account support our insurance and annuity obligations and are subject to our general liabilities from our business operations and to claims by our creditors. We use general investment account assets for many purposes including to pay death benefits, withdrawals, surrenders, policy loans, and transfers from the GPA as well as to pay amounts we provide to you through elected additional features and guarantees that are in excess of your variable account value allocated to the Separate Account.

Because of exemptive and exclusionary provisions, the general investment account, unlike the Separate Account, has not been registered under the 1933 Act or the 1940 Act. As a result, the general investment account is generally not subject to the provisions of the 1933 Act or the 1940 Act. Those disclosures, however, are subject to certain generally applicable provisions of the federal securities laws that require complete and accurate statements in prospectuses.

Unclaimed Property

Every state has some form of unclaimed property law that imposes varying legal and practical obligations on insurers and, indirectly, on policy owners, insureds, beneficiaries, and any other payees of proceeds from a policy. Unclaimed property laws generally provide for the transfer of benefits or payments under various circumstances to the abandoned property division or unclaimed property office in the state of last residence. This process is known as escheatment. To help avoid escheatment, keep your own information, as well as beneficiary and any other payee information up-to-date, including: full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. To update this information, contact our Administrative Office.

Financial Statements

We encourage both existing and prospective owners to read and understand our financial statements. Our audited statutory financial statements and those of the Separate Account are included in the SAI. You can request an SAI by contacting our Administrative Office at the number or address on page 1 of this prospectus.

Appendix A

Hypothetical Examples of the Impact of Withdrawals on the Selected Face Amount

The new selected face amount is the current selected face amount minus the maximum of:

•	the amount derived by dividing the current selected face amount by the minimum face amount percentage on the date of the withdrawal (shown on your policy’s specifications pages) minus the new account value or
•	0.

Example 1

Assume the following:

•	Selected Face Amount – $100,000
•	Account Value = $50,000
•	Minimum Face Amount Percentage = 250%
•	Minimum Face Amount = $125,000
•	Withdrawal = $5,000

($100,000 / 2.5) – ($50,000—$5,000) = $40,000 –  45,000 = -$5,000

0 > -$5,000; therefore, the new selected face amount remains at $100,000.

Example 2

Assume the following:

•	Selected Face Amount = $100,000
•	Account Value = $50,000
•	Minimum Face Amount Percentage = 250%
•	Minimum Face Amount = $125,000
•	Withdrawal = $20,000

($100,000 / 2.5) – ($50,000—$20,000) = $40,000 –  $30,000 = $10,000

$10,000 > 0; therefore, the new selected face amount is the current selected face amount minus $10,000, or $90,000.

Appendix B

Hypothetical Examples of the Impact of the Minimum Face Amount

Example 1

Assume the following:

•	Selected Face Amount is $500,000
•	Account value is $50,000
•	No policy debt
•	Insured’s attained age is 45
•	Minimum Face Amount Percentage is 2.15

The death benefit is the greater of the selected face amount or the minimum face amount. The minimum face amount is calculated by multiplying the account value times the minimum face amount percentages.

The death benefit will be $500,000 based on the greater of:

•	$500,000 or
•	$50,000 x 2.15 = $107,500

Example 2

Assume the following:

•	Selected Face Amount is $500,000
•	Account value is $250,000
•	No policy debt
•	Insured’s attained age is 45
•	Minimum Face Amount Percentage is 2.15

The death benefit is the greater of the selected face amount or the minimum face amount. The minimum face amount is calculated by multiplying the account value times the minimum face amount percentages.

The death benefit will be $537,500 based on the greater of:

•	$500,000 or
•	$250,000 x 2.15 = $537,500

Hypothetical Example of the Impact of the Account Value and Premiums on the Policy Death Benefit

Assume the following:

•	Selected face amount is $1,000,000
•	Account value is $50,000
•	Minimum face amount is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,000,000.

If the account value increases to $80,000 and the minimum face amount increases to $350,400,

•	the death benefit remains at $1,000,000.

If the account value decreases to $30,000 and the minimum face amount decreases to $131,400,

•	the death benefit still remains at $1,000,000.

The SAI contains additional information about the Separate Account and the policy. The SAI is incorporated into this prospectus by reference and it is legally part of this prospectus. We file the SAI with the SEC. The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the Public Reference Room may be obtained by calling the SEC at 202-551-8090. You may also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, D.C. 20549-4644.

For a free copy of the SAI, other information about this policy, or general inquiries, contact our Administrative Office:

MassMutual Customer Service Center

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

You can also request, free of charge, a personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling the our Administrative Office.

Investment Company Act file number: 811-03542

Securities Act file number: 033-19605

Class (Contract) Identifier: C000030141

STATEMENT OF ADDITIONAL INFORMATION

MML BAY STATE LIFE INSURANCE COMPANY

(Depositor)

MML BAY STATE VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

May 1, 2016

This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus dated May 1, 2016, for the Variable Life Plus (VLP) policy. The VLP policy and its prospectus may be referred to in this SAI.

For a copy of the VLP prospectus, contact your registered representative, our Administrative Office by mail at PO Box 1865, Springfield, Massachusetts, 01102-1865, or by phone (1-800-272-2216), or access the Internet at www.massmutual.com, or access the Securities and Exchange Commission website at www.sec.gov.

	SAI	Prospectus
General Information and History	2
Company	2	10
The Separate Account	2	17

Services	2

Additional Information About the Operation of the Policy and the Registrant	2
Purchase of Shares in Underlying Investment Funds	2
Annual Reports	2
Incidental Benefits	3
• Benefits Available by Rider	3	31

Underwriters	5	42
Commissions	6
Allowances/Overrides	6

Additional Information	6
Underwriting Procedures	6
Increases in Selected Face Amount	7	28

Performance Data	7

Experts	8

Financial Statements	8
The Registrant	8
The Depositor	8

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GENERAL INFORMATION AND HISTORY

Company

In this SAI, “The Company,” “we,” “us,” and “our” refer to MML Bay State Life Insurance Company (MML Bay State). MML Bay State, a Connecticut corporation that was originally incorporated on April 1, 1935, is a wholly owned stock life insurance subsidiary of C.M. Life Insurance Company (C.M. Life) and an indirect subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). MML Bay State provides life insurance and annuities to individuals and group life insurance to institutions.

MassMutual and its subsidiaries provide life insurance, disability income insurance, long-term care insurance, annuities, retirement products, investment management, mutual funds and trust services to individual and institutional customers in all 50 states of the U.S. and the District of Columbia and Puerto Rico. Products and services are offered primarily through its career agency system, broker-dealers, insurance brokers, wire houses, consultants and other third-party distributors. MassMutual was established on May 15, 1851 and is organized as a mutual life insurance company in the Commonwealth of Massachusetts. MML Bay State’s home office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

The Separate Account

The Company’s Board of Directors established the Separate Account (MML Bay State Variable Life Separate Account I) on June 9, 1982, as a separate investment account of MML Bay State. It was established in accordance with the provisions of Chapter 376 of the Missouri Statutes. On June 30, 1997, MML Bay State redomesticated from the state of Missouri to the state of Connecticut. The Separate Account is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the provisions of the Investment Company Act of 1940.

SERVICES

The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the guaranteed principal account, the Separate Account, including the segment within the Separate Account established to receive and invest premium payments for the policies, and divisions of that segment.

ADDITIONAL INFORMATION ABOUT THE

OPERATION
OF THE POLICY AND THE REGISTRANT

Purchase of Shares in Underlying Investment Funds

Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.

Because the underlying funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists, the fund’s board will notify the insurers and take appropriate action to eliminate the conflict. Additionally, if the insurer becomes aware of such conflicts, the insurer will work with the underlying fund’s board to resolve the conflict.

Annual Reports

Each year within the 30 days following the policy anniversary date, we will provide the policy owner a report showing:

•	the account value at the beginning of the previous policy year;

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•	all premiums paid since that time;

•	all additions to and deductions from the account value during the year; and

•	the account value, death benefit, net surrender value and policy debt as of the last policy anniversary.

This report may contain additional information if required by any applicable law or regulation.

Incidental Benefits

Benefits Available by Rider

The following additional benefits are available by rider. You must qualify for the additional benefits and, in most cases, you must request them. The additional benefits are subject to the terms of both the rider and the policy. The cost of each rider is described in the prospectus. If you choose to add a rider for which we charge, you may cancel it at any time upon written request.

The terms and conditions of the riders may vary from state to state and are subject to state availability; however, the Accidental Death Benefit and Insurability Protection Riders will not be issued for existing policies after December 31, 2008.

Accelerated Death Benefit Rider. This rider advances to the owner a portion of the policy’s death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien.

An accelerated benefit will be paid when the following requirements are met:

1.  we receive the owner’s written request for payment of an accelerated death benefit under the policy;

2.  we receive the insured’s written authorization to release medical records to us;

3.  we receive the written consent to this request of any assignee and any irrevocable beneficiary under the policy; and

4.  we receive proof, satisfactory to us, that the insured has a terminal illness as defined in the rider.

The amount of the death benefit under the policy that can be considered for acceleration is determined as of the acceleration date. The acceleration date is the first date on which all the requirements for acceleration, except any confirming examination that we may require, have been met.

The amount eligible for acceleration under the rider (Eligible Amount) is equal to the excess of:

•	the base policy death benefit over the policy value (or account value less surrender charge); and

•	the amount payable under any life insurance rider, as long as the rider provides level or increasing coverage for at least two years after the acceleration date. All other riders are excluded from the Eligible Amount.

The owner may accelerate any portion of the Eligible Amount subject to the following limitations:

•	the minimum amount that may be accelerated is $25,000; and

•	the maximum amount that may be accelerated is equal to the lesser of 75% of the Eligible Amount or $250,000 minus the total amount accelerated under all other policies issued by us or any of our affiliates.

The benefit payment under this rider will be reduced by:

•	interest at the annual interest rate we have declared for policies in this class; and

•	a fee of not more than $250.

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After the accelerated benefit payment is made, this policy will remain in force and premiums and charges will continue in accordance with the policy provisions.

Benefits under the rider may be taxable. The owner should seek tax advice prior to requesting an accelerated death benefit payment.

The rider automatically terminates on the date:

1.  an accelerated benefit payment is made; or

2.  the policy terminates for any reason; or

3.  the policy is changed to a different policy on which the rider is not available.

Accidental Death Benefit Rider — This rider is no longer issued. For policy owners who currently own this rider, it provides an additional death benefit if the insured’s death was caused by accidental bodily injury. The minimum rider coverage is $15,000.

Proof of the accidental death must be provided to us at our Administrative Office. The proof must show that the insured’s death occurred:

1.  as a direct result of an accidental bodily injury independent of all other causes; and

2.  within 180 days after the injury was received; and

3.  while the policy and rider were in force; and

4.  on or after the insured’s first birthday.

No rider benefit will be paid if the insured’s death results directly or indirectly from:

1.  suicide;

2.  war;

3.  military service;

4.  aviation travel as a pilot, crew member, or while giving or receiving training;

5.  natural causes;

6.  drugs; or

7.  any injury received while committing a felony.

These exclusions are more fully explained in the rider.

The rider terminates automatically:

1.  on the expiration date of the rider;

2.  upon termination of the policy for any reason; or

3.  at the end of the 61 day grace period provided by the policy.

Waiver of Monthly Charges Rider. This rider provides that we will waive the monthly charges on each Monthly Charge Date while the insured is totally disabled, as defined in the rider. The rider benefit includes the following charges: administrative charge, mortality charge and any rider charges. The benefits will be provided after the insured has been totally disabled for six months and all conditions of the rider have been met.

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The benefits under the rider end:

1.  once the insured is no longer totally disabled; or

2.  if satisfactory proof of continued disability is not provided to us as required; or

3.  if the insured refuses or fails to have an examination we require; or

4.  the day before the insured’s attained age 65, or attained age 70 if total disability began on or after the insured’s attained age 60.

Insurability Protection Rider — This rider is no longer issued. For policy owners who currently own this rider, it provides the right to increase the selected face amount of the policy without evidence of insurability on certain option dates as defined in the rider. A written application is required to elect an increase in the selected face amount. The completed application and any premium payment needed for the increase must be received at our Administrative Office by the end of the option period.

The minimum increase is $15,000. The maximum increase will be listed in the policy’s Schedule.

There are two types of option dates, regular and substitute. Regular option dates coincide with the policy anniversary nearest the insured’s 25th birthday and end with the policy anniversary nearest the insured’s 43rd birthday. Substitute option dates occur 60 days after the insured’s marriage, the birth of an insured’s child or adoption of a child by the insured. In the event of multiple births, the maximum increase will be the benefit amount listed in the policy’s schedule pages multiplied by the number of children born.

A substitute option date can be exercised only if there is a subsequent regular option date. When exercising a substitute option date, the subsequent regular option date cannot be exercised. Failure to exercise an option date does not impact your ability to exercise a future option.

While the rider is in force, term insurance, equal to the rider benefit listed in the policy’s Schedule, is provided during the 60-day period before each option date on which an increase may be elected. If the insured dies during this period, the term insurance is added to the policy’s death benefit.

The rider terminates: (1) after the last regular option date as shown in the policy’s Schedule, (2) if the policy terminates for any reason, or (3) election of an increase on a substitute option date if that increase is the last one that may be elected under the rider.

UNDERWRITERS

The policies were sold by registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual. Pursuant to a separate underwriting agreement with MML Bay State, on its own behalf and on behalf of the Separate Account, MMLIS, serves as principal underwriter of the policies sold by its registered representatives.

MMLIS is located at 1295 State Street, Springfield, MA 01111-0001. MMLIS is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA).

During the last three years, MMLIS was paid the compensation amounts shown below for its actions as principal underwriter for the policies described in the prospectus.

Year	MMLIS
2015	$28,848
2014	$37,732
2013	$42,286

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This number does not include allowances or bonuses.

We no longer offer this policy for sale to the public. However, policy owners may continue to make premium payments to their policies.

Commissions

Commissions are a percentage of the premium paid in each year of coverage and differ for premiums paid up to the Target Premium and for premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender, and risk classification of the insured. We also pay a renewal commission after the first policy year that is a percentage of the average monthly account value for the policies.

The maximum commission percentages MassMutual pays to MMLIS registered representatives are:

First Year Commission	Commission in Years 2-10	Commission in Years 11+
50% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium	6% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium	2% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium

Commissions for sales of the policies by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives.

During the last three years, commissions, as described in the prospectus, were paid by MassMutual through MMLIS as shown below.

Year	MMLIS
2015	$327,675
2014	$361,110
2013	$373,867

Allowances /Overrides

MassMutual, through MMLIS (a broker-dealer subsidiary of MassMutual), pays expense allowances in connection with the sale of the policies. Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency.

ADDITIONAL INFORMATION

Underwriting Procedures

Before issuing a policy we required evidence of insurability. This means that;

1.  you had to complete an application and submit it to our Administrative Office; and

2.  we usually required that the insured have a medical examination.

Acceptance was subject to completion of all underwriting requirements and our underwriting rules.

Variable Life Plus

Statement of Additional Information

6

Insurance charges will be determined on each policy anniversary based on a number of factors including, but not limited to, our expectations for future mortality, investment earnings, persistency and expense results, capital and reserve requirements, taxes, future profits, and other factors unrelated to mortality experience. The insurance charge rate will not exceed those shown on the policy’s specifications pages, which are based on the 1980 Commissioners’ Standard Ordinary Mortality Table (1980 CSO), male or female (unisex rates may be required in some states), the Nonsmoker or Smoker Table, and age of the insured on their nearest birthday.

Special risk classifications are used when mortality experience in excess of the standard risk classifications is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of the 1980 CSO, male or female (unisex rates may be required in some situations), the Nonsmoker or Smoker Table, and age of the insured on their nearest birthday plus any flat extra amount assessed. The multiple will be based on the insured’s substandard rating.

There are two non-rated classifications: non-smoker, and smoker.

Increases in Selected Face Amount

A face amount increase is accomplished by issuing an additional insurance coverage segment. Each such segment has a distinct issue age and risk classification for the insured, and a distinct target premium.

It is possible for risk classifications of prior segments to change in order to match the risk classification of a new segment. In cases where the risk classifications are different, the Company may change the risk class of prior segments if doing so will reduce the mortality charges associated with the prior segments. However, the Company will not change the risk classifications of prior segments when the face amount increase coincides with a conversion of an existing term life insurance policy, unless evidence of insurability acceptable to us is provided. In addition, the Company will not change the risk classifications of prior segments if doing so will increase the mortality charges associated with the prior segments. Changing the risk classifications of prior segments may impact the maximum premium limits, MEC premiums and minimum death benefit under the Cash Value Accumulation Test.

If you increase the selected face amount, the mortality charge will increase. In addition, a separate surrender charge schedule will apply during the first 15 years of the segment’s coverage.

Premium payments received once an increase in face amount becomes effective will be allocated to each segment of the face amount. The premium allocation will be made on a pro rata basis. If the account value (or cash surrender value if there is policy debt) is insufficient to continue the changed policy in force for three months at the new monthly charges and interest, we will require a premium payment sufficient to increase the account value to such an amount.

PERFORMANCE DATA

From time to time, we may report historical performance for the divisions of the Separate Account available under the policy. The investment performance figures are calculated using the actual historical performance of the investment options for the periods shown in the report. When applicable, the performance will include periods before the policy was available for sale.

The performance returns in these reports will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns will not reflect any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would reduce the returns.

Variable Life Plus

Statement of Additional Information

7

From time to time, we may also report actual historical performance of the investment funds underlying each division of the Separate Account. These returns will reflect the fund operating expenses but they will not reflect the Mortality and Expense Risk Charge, any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.

The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Neither are they necessarily indicative of future performance. Actual rates may be higher or lower than those reported.

We currently post investment performance reports for VLP on our website at www.massmutual.com. You can also request a copy of the most recent report from your registered representative or by calling our Administrative Office at 1-800-272-2216, Monday — Friday, 8 AM to 8 PM Eastern Time. Questions about the information in these reports should be directed to your registered representative.

We may also distribute sales literature that includes historical performance of broad market indices, such as the Standard & Poor’s 500 Stock Index® and the Dow Jones Industrial Average. These indices are provided for informational purposes only.

EXPERTS

The financial statements of MML Bay State Variable Life Separate Account I as of December 31, 2015 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended and the statutory financial statements of MML Bay State Life Insurance Company (the Company) as of December 31, 2015 and 2014, and for the three-year period ended December 31, 2015, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated February 19, 2016 states that the Company prepared the financial statements of MML Bay State Life Insurance Company using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department (statutory accounting practices), which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the financial statements are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

FINANCIAL STATEMENTS

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2015

Statements of Operations and Changes in Net Assets for the years ended December 31, 2015 and 2014

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2015 and 2014

Statutory Statements of Operations for the years ended December 31, 2015, 2014, and 2013

Statutory Statements of Changes in Shareholder’s Equity for the years ended December 31, 2015, 2014, and 2013

Statutory Statements of Cash Flows for the years ended December 31, 2015, 2014, and 2013

Notes to Statutory Financial Statements

Variable Life Plus

Statement of Additional Information

8

Report of Independent Registered Public Accounting Firm

The Board of Directors of MML Bay State Life Insurance Company and

Policy Owners of MML Bay State Variable Life Separate Account I:

We have audited the accompanying statement of assets and liabilities of MML Bay State Variable Life Separate Account I (comprised of the divisions listed in Note 2) (collectively, “the Separate Account”) as of December 31, 2015, the related statements of operations and changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MML Bay State Variable Life Separate Account I as of December 31, 2015, and the results of its operations and changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Hartford, CT

March 3, 2016

LA2048	F-1

MML Bay State Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

	American Century VP Income & Growth Division	Fidelity® VIP Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Equity Division

ASSETS
Investments
Number of shares	1,019,593	790,195	4,097,620	9,096,285	1,750,542	1,292,935	6,169,977	831,097

Identified cost	$7,058,872	$20,927,203	$71,926,867	$204,601,309	$36,335,035	$16,465,433	$6,163,777	$7,121,954

Value	$8,737,909	$26,803,423	$91,059,997	$246,335,547	$43,413,446	$15,918,756	$6,163,369	$6,869,183
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from MML Bay State Life Insurance Company	112	234	1,266	-	182	-	44	40

Total assets	8,738,021	26,803,657	91,061,263	246,335,547	43,413,628	15,918,756	6,163,413	6,869,223

LIABILITIES
Payable to MML Bay State Life Insurance Company	-	-	-	58,074	-	312	-	-

NET ASSETS	$8,738,021	$26,803,657	$91,061,263	$246,277,473	$43,413,628	$15,918,444	$6,163,413	$6,869,223

Outstanding Units
Policy owners	4,897,142	10,012,131	19,204,253	57,921,176	24,393,646	4,916,403	3,785,792	2,443,224

UNIT VALUE
Variable Life (Note 3G)	$-	$-	$-	$-	$-	$-	$-	$-
Variable Life Plus	-	-	7.22	7.46	1.67	5.05	2.13	-
Variable Life Select	1.78	2.68	3.31	3.19	1.81	2.70	1.45	2.81

See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2015

	Oppenheimer Capital Appreciation Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division	T. Rowe Price Mid-Cap Growth Division

ASSETS
Investments
Number of shares	1,077,011	782,588	2,058,197	1,638,967	1,599,117

Identified cost	$46,932,321	$38,939,507	$68,893,047	$8,729,048	$36,718,320

Value	$59,763,318	$60,141,854	$78,211,495	$7,998,158	$41,097,318
Dividends receivable	-	-	-	-	-
Receivable from MML Bay State Life Insurance Company	2,535	2,648	-	527	230

Total assets	59,765,853	60,144,502	78,211,495	7,998,685	41,097,548

LIABILITIES
Payable to MML Bay State Life Insurance Company	-	-	10,031	-	-

NET ASSETS	$59,765,853	$60,144,502	$78,201,464	$7,998,685	$41,097,548

Outstanding units
Policy owners	12,403,431	16,726,085	17,002,926	2,692,268	10,704,253

UNIT VALUE
Variable Life (Note 3G)	$-	$-	$-	$-	$-
Variable Life Plus	-	-	2.17	-	3.42
Variable Life Select	4.82	3.60	5.84	2.97	4.27

See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2015

	American Century VP Income & Growth Division	Fidelity® VIP Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Equity Division

Investment income
Dividends	$196,591	$286,576	$2,027,264	$5,479,851	$426,678	$470,360	$339	$63,939
Interest Income on Policy loans (Note 3F)	-	-	22,553	53,489	-	8,530	2,063	-

Total income	196,591	286,576	2,049,817	5,533,340	426,678	478,890	2,402	63,939

Expenses
Mortality and expense risk fees	51,623	156,819	441,932	1,267,666	144,569	82,285	32,902	41,949

Net investment income (loss)	144,968	129,757	1,607,885	4,265,674	282,109	396,605	(30,500)	21,990

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	373,123	1,044,286	3,300,831	4,585,173	1,129,932	126,459	(101)	78,839
Realized gain distribution	808,529	2,581,558	7,137,623	11,968,890	561,529	68,353	7	1,161,057

Realized gain (loss)	1,181,652	3,625,844	10,438,454	16,554,063	1,691,461	194,812	(94)	1,239,896

Change in net unrealized appreciation/depreciation of investments	(1,920,669)	(3,657,471)	(12,380,957)	(30,967,370)	(2,231,645)	(781,097)	(167)	(1,717,263)

Net gain (loss) on investments	(739,017)	(31,627)	(1,942,503)	(14,413,307)	(540,184)	(586,285)	(261)	(477,367)

Net increase (decrease) in net assets resulting from operations	(594,049)	98,130	(334,618)	(10,147,633)	(258,075)	(189,680)	(30,761)	(455,377)

Capital transactions:
Transfer of net premiums	510,081	1,375,975	4,695,642	14,632,440	1,038,816	1,071,253	497,378	309,439
Transfers due to death benefits	(51,435)	(200,181)	(884,517)	(1,190,414)	(104,220)	(132,066)	(1,835)	(44,749)
Transfers due to withdrawal of funds	(476,631)	(1,825,819)	(4,662,003)	(10,664,900)	(1,116,115)	(688,711)	(1,437,015)	(476,884)
Transfers due to policy loans, net of repayments	(119,542)	(386,425)	(472,105)	(3,134,433)	(176,107)	(24,048)	(133,549)	(10,940)
Transfers due to cost of insurance	-	-	(87,249)	(147,205)	-	(17,068)	(12,687)	-
Transfers due to changes for administrative costs	(424,608)	(1,426,828)	(5,021,399)	(14,755,728)	(1,021,357)	(1,118,813)	(553,787)	(305,063)
Transfers between divisions and to/from Guaranteed Principal Account	10,282	(534,344)	(30,322)	(1,315,856)	18,352,368	68,167	1,239,315	(37,159)

Net increase (decrease) in net assets resulting from capital transactions	(551,853)	(2,997,622)	(6,461,953)	(16,576,096)	16,973,385	(841,286)	(402,180)	(565,356)

Total increase (decrease)	(1,145,902)	(2,899,492)	(6,796,571)	(26,723,729)	16,715,310	(1,030,966)	(432,941)	(1,020,733)

NET ASSETS, at beginning of the year	9,883,923	29,703,149	97,857,834	273,001,202	26,698,318	16,949,410	6,596,354	7,889,956

NET ASSETS, at end of the year	$8,738,021	$26,803,657	$91,061,263	$246,277,473	$43,413,628	$15,918,444	$6,163,413	$6,869,223

See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2015

	Oppenheimer Capital Appreciation Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division	T. Rowe Price Mid-Cap Growth Division

Investment income
Dividends	$56,817	$-	$1,313,372	$504,292	$-
Interest Income on Policy loans (Note 3F)	-	-	-	-	-

Total income	56,817	-	1,313,372	504,292	-

Expenses
Mortality and expense risk fees	338,780	344,751	521,509	47,372	204,338

Net investment income (loss)	(281,963)	(344,751)	791,863	456,920	(204,338)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	2,538,843	3,428,766	11,744,303	121,819	816,270
Realized gain distribution	10,875,987	5,531,337	6,547,680	-	5,517,723

Realized gain (loss)	13,414,830	8,960,103	18,291,983	121,819	6,333,993

Change in net unrealized appreciation/depreciation of investments	(11,292,662)	(4,927,017)	(14,799,565)	(811,380)	(3,634,403)

Net gain (loss) on investments	2,122,168	4,033,086	3,492,418	(689,561)	2,699,590

Net increase (decrease) in net assets resulting from operations	1,840,205	3,688,335	4,284,281	(232,641)	2,495,252

Capital transactions:
Transfer of net premiums	3,161,843	3,354,092	3,873,015	569,076	1,519,266
Transfers due to death benefits	(242,735)	(187,571)	(352,583)	(30,726)	(324,798)
Transfers due to withdrawal of funds	(2,849,927)	(3,557,762)	(3,778,233)	(400,287)	(1,484,535)
Transfers due to policy loans, net of repayments	(538,777)	(721,113)	(1,012,036)	(134,984)	(703,410)
Transfers due to cost of insurance	-	-	-	-	-
Transfers due to changes for administrative costs	(2,966,968)	(3,016,347)	(4,172,546)	(535,814)	(1,773,588)
Transfers between divisions and to/from Guaranteed Principal Account	(461,383)	(568,287)	(18,844,420)	(4,508)	(297,333)

Net increase (decrease) in net assets resulting from capital transactions	(3,897,947)	(4,696,988)	(24,286,803)	(537,243)	(3,064,398)

Total increase (decrease)	(2,057,742)	(1,008,653)	(20,002,522)	(769,884)	(569,146)

NET ASSETS, at beginning of the year	61,823,595	61,153,155	98,203,986	8,768,569	41,666,694

NET ASSETS, at end of the year	$59,765,853	$60,144,502	$78,201,464	$7,998,685	$41,097,548

See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2014

	American Century VP Income & Growth Division	Fidelity® VIP Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Equity Division

Investment income
Dividends	$191,901	$276,441	$1,975,791	$4,134,444	$392,901	$554,750	$204	$73,518
Interest Income on Policy loans (Note 3F)	-	-	22,009	54,750	-	10,517	2,094	-

Total income	191,901	276,441	1,997,800	4,189,194	392,901	565,267	2,298	73,518

Expenses
Mortality and expense risk fees	51,492	160,580	444,679	1,285,719	127,571	84,947	35,184	41,394

Net investment income (loss)	140,409	115,861	1,553,121	2,903,475	265,330	480,320	(32,886)	32,124

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	338,087	516,863	3,698,312	5,538,307	1,179,481	99,316	(84)	30,470
Realized gain distribution	-	579,983	957,915	-	334,542	-	48	969,994

Realized gain (loss)	338,087	1,096,846	4,656,227	5,538,307	1,514,023	99,316	(36)	1,000,464

Change in net unrealized appreciation/depreciation of investments	579,215	1,940,809	3,312,680	19,468,323	1,337,877	427,439	(92)	(198,033)

Net gain (loss) on investments	917,302	3,037,655	7,968,907	25,006,630	2,851,900	526,755	(128)	802,431

Net increase (decrease) in net assets resulting from operations	1,057,711	3,153,516	9,522,028	27,910,105	3,117,230	1,007,075	(33,014)	834,555

Capital transactions:
Transfer of net premiums	562,421	1,420,595	5,022,062	15,408,814	983,373	1,072,669	511,925	390,188
Transfers due to death benefits	(59,104)	(273,987)	(1,257,582)	(1,203,848)	(49,623)	(210,237)	(40,858)	(24,000)
Transfers due to withdrawal of funds	(458,871)	(2,131,592)	(3,687,221)	(11,762,563)	(1,453,458)	(830,243)	(2,148,264)	(270,048)
Transfers due to policy loans, net of repayments	(101,450)	(336,007)	(1,138,773)	(2,969,232)	(195,581)	(129,812)	(6,597)	(119,292)
Transfers due to cost of insurance	-	-	(82,385)	(137,076)	-	(16,405)	(12,161)	-
Transfers due to changes for administrative costs	(445,798)	(1,523,810)	(5,365,842)	(15,342,064)	(988,502)	(1,166,306)	(624,650)	(314,752)
Transfers between divisions and to/from Guaranteed Principal Account	248,923	628,930	548,029	(1,744,063)	150,520	(329,184)	2,209,837	(3,232)

Net increase (decrease) in net assets resulting from capital transactions	(253,879)	(2,215,871)	(5,961,712)	(17,750,032)	(1,553,271)	(1,609,518)	(110,768)	(341,136)

Total increase (decrease)	803,832	937,645	3,560,316	10,160,073	1,563,959	(602,443)	(143,782)	493,419

NET ASSETS, at beginning of the year	9,080,091	28,765,504	94,297,518	262,841,129	25,134,359	17,551,853	6,740,136	7,396,537

NET ASSETS, at end of the year	$9,883,923	$29,703,149	$97,857,834	$273,001,202	$26,698,318	$16,949,410	$6,596,354	$7,889,956

See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2014

	Oppenheimer Capital Appreciation Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division	T. Rowe Price Mid-Cap Growth Division

Investment income
Dividends	$259,889	$-	$1,119,197	$388,556	$-
Interest Income on Policy loans (Note 3F)	-	-	-	-	-

Total income	259,889	-	1,119,197	388,556	-

Expenses
Mortality and expense risk fees	322,814	332,665	538,937	50,390	195,277

Net investment income (loss)	(62,925)	(332,665)	580,260	338,166	(195,277)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	2,642,640	3,201,699	1,765,886	314,336	582,451
Realized gain distribution	1,414,977	-	4,566,038	-	4,491,913

Realized gain (loss)	4,057,617	3,201,699	6,331,924	314,336	5,074,364

Change in net unrealized appreciation/depreciation of investments	4,160,599	161,474	(5,130,047)	(435,175)	(57,650)

Net gain (loss) on investments	8,218,216	3,363,173	1,201,877	(120,839)	5,016,714

Net increase (decrease) in net assets resulting from operations	8,155,291	3,030,508	1,782,137	217,327	4,821,437

Capital transactions:
Transfer of net premiums	3,316,041	3,547,240	4,146,845	579,219	1,658,483
Transfers due to death benefits	(217,419)	(313,058)	(231,938)	(112,072)	(300,699)
Transfers due to withdrawal of funds	(2,862,463)	(3,048,702)	(4,539,553)	(552,497)	(2,412,021)
Transfers due to policy loans, net of repayments	(654,579)	(780,624)	(694,352)	13,137	(499,788)
Transfers due to cost of insurance	-	-	-	-	-
Transfers due to changes for administrative costs	(3,015,069)	(3,068,243)	(4,428,677)	(548,894)	(1,804,969)
Transfers between divisions and to/from Guaranteed Principal Account	(404,203)	(538,628)	(1,523,388)	(358,662)	(343,484)

Net increase (decrease) in net assets resulting from capital transactions	(3,837,692)	(4,202,015)	(7,271,063)	(979,769)	(3,702,478)

Total increase (decrease)	4,317,599	(1,171,507)	(5,488,926)	(762,442)	1,118,959

NET ASSETS, at beginning of the year	57,505,996	62,324,662	103,692,912	9,531,011	40,547,735

NET ASSETS, at end of the year	$61,823,595	$61,153,155	$98,203,986	$8,768,569	$41,666,694

See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I

Notes To Financial Statements

1.	ORGANIZATION

MML Bay State Variable Life Separate Account I (“the Separate Account”) is a separate investment account of MML Bay State Life Insurance Company (“MML Bay State”) established on June 9, 1982. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

On June 30, 1997, MML Bay State redomesticated from the state of Missouri to the state of Connecticut. MML Bay State is an indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”).

MML Bay State maintains the following three segments within the Separate Account: Variable Life, Variable Life Plus, and Variable Life Select.

The assets and liabilities of the Separate Account are clearly identified and distinguished from MML Bay State’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising from any other MML Bay State business.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

As of December 31, 2015, the Separate Account consists of thirteen divisions that invest in the following mutual funds. All of the funds may not be available to all of the three segments of the Separate Account:

Divisions	The division listed in the first column invests in the fund in this column

American Century VP Income & Growth Division	American Century VP Income & Growth Fund [1]

Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Portfolio [2]

MML Blend Division	MML Blend Fund [3]

MML Equity Division	MML Equity Fund [3]

MML Equity Index Division	MML Equity Index Fund [4]

MML Managed Bond Division	MML Managed Bond Fund [3]

MML Money Market Division	MML Money Market Fund [3]

MML Small Cap Equity Division	MML Small Cap Equity Fund [3]

Oppenheimer Capital Appreciation Division	Oppenheimer Capital Appreciation Fund/VA 5

Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Discovery Mid Cap Growth Fund/VA 5

Oppenheimer Global Division	Oppenheimer Global Fund/VA 5

Oppenheimer Global Strategic Income Division	Oppenheimer Global Strategic Income Fund/VA 5

T. Rowe Price Mid-Cap Growth Division	T. Rowe Price Mid-Cap Growth Portfolio [6]

In addition to the thirteen divisions, some contract owners may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MML Bay State’s general investment account (“General Account”). Because of exemptive and exclusionary provisions in the securities law, interests in the GPA are not registered under the Securities Act of 1933, and the General Account and the GPA are not registered as an investment company under the 1940 Act.

[1]	American Century Investment Management, Inc. is the investment adviser to this Fund.
[2]	Fidelity® Management & Research Company is the investment adviser to this Portfolio.
[3]	MML Investment Advisers, LLC is the investment adviser to the listed MML II Trust Funds pursuant to an investment management agreement.
[4]	MML Investment Advisers, LLC is the investment adviser to this MML Trust Fund pursuant to an investment management agreement.
[5]	OFI Global Asset Management, Inc. is the investment adviser to the listed Funds.
[6]	T. Rowe Price Associates, Inc. is the investment adviser to this Portfolio.

Notes To Financial Statements (Continued)

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles.

A.	Investment Valuation

Investments in the investment divisions are valued at the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date, and are reinvested in the underlying investment divisions.

C.	Federal Income Taxes

MML Bay State is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to policies which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. MML Bay State may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.	Policy Charges

See Note 8B for charges associated with the policies.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Policy Loans

When a policy loan is made, the Separate Account transfers the amount of the loan to MML Bay State, thereby decreasing both the investments and the net assets of the Separate Account by an equal amount. The policy owner is charged interest on the outstanding policy loan amount generally equal to either a fixed interest rate of 5% to 6% per year or (in all jurisdictions except Arkansas) an adjustable loan rate. The adjustable loan rate is determined each year for the following policy year.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. The amount of the loan earns interest at a rate equal to the greater of either a fixed interest rate generally equal to 3% to 4% of the loan or the policy loan rate less the loan interest rate expense charge. The loan interest rate expense charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts. This amount does not participate in the Separate Account’s investment performance.

Interest income presented in the Statement of Operations represents interest credited by MML Bay State to policyholders of the Variable Life product on their outstanding loan balance. This amount is not included in calculation of Investment Income Ratio as it does not impact overall performance of the division.

G.	Policy Owner’s Share of Net Assets

The policy owner’s share of net assets in the Variable Life Segment is expressed in terms of dollars rather than shares or units of investments. Charges assessed by the Separate Account, for the Variable Life Segment as noted in Note 8B, shown as a reduction in units, or a redemption of units, are a reduction of assets.

H.	Life Reserves

Life reserves are developed by using accepted actuarial methods and are computed using the 1958 CSO or 1980 CSO mortality tables.

Notes To Financial Statements (Continued)

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The net assets of the Separate Account are measured at fair value. All the net assets are categorized as Level 1 as of December 31, 2015. There have been no transfers between levels for the year ended December 31, 2015.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

Pursuant to separate underwriting agreements with MML Bay State and the Separate Account, MML Investors Services, LLC (“MMLIS”) serves as principal underwriter of the policies sold by its registered representatives and MML Strategic Distributors, LLC (“MSD”) serves as principal underwriter of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

Both MMLIS and MSD are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (“FINRA”). Commissions for sales of policies by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of policies by registered representatives of other broker-dealers are paid on behalf of MSD to those broker-dealers. MMLIS and MSD also receive compensation for their actions as principal underwriters of the policies.

The policies are no longer offered for sale to the public. Policy owners may continue, however, to make premium payments under existing policies.

B.	Receivable from/Payable to MML Bay State

Certain fees such as cost of insurance fees and mortality and expense risk fees are charges paid between the General Account and the Separate Account.

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales investments for the year ended December 31, 2015 were as follows:

	American Century VP Income & Growth Division	Fidelity® VIP Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division

Cost of purchases	$1,507,931	$4,573,193	$11,255,252	$41,405,879	$20,044,338	$1,793,929	$1,520,571
Proceeds from sales	(1,119,873)	(4,872,935)	(8,980,510)	(41,708,351)	(2,206,682)	(2,170,987)	(1,953,478)

	MML Small Cap Equity Division	Oppenheimer Capital Appreciation Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division	T. Rowe Price Mid-Cap Growth Division

Cost of purchases	$1,559,337	$12,589,874	$7,166,432	$27,347,467	$974,646	$6,383,116
Proceeds from sales	(940,465)	(5,894,210)	(6,696,737)	(44,280,836)	(1,053,941)	(4,114,804)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2015 were as follows:

2015	American Century VP Income & Growth Division	Fidelity® VIP Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division

Units purchased	314,553	571,708	1,110,324	3,648,945	661,021	356,110	318,488
Units withdrawn	(635,548)	(1,580,302)	(2,455,730)	(7,135,367)	(1,326,793)	(716,348)	(1,346,470)
Units transferred between divisions and to/from GPA	18,803	(87,662)	(37,806)	(364,297)	9,777,863	163,066	785,495

Net increase (decrease)	(302,192)	(1,096,256)	(1,383,212)	(3,850,719)	9,112,091	(197,173)	(242,487)

2015 (Continued)	MML Small Cap Equity Division	Oppenheimer Capital Appreciation Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division	T. Rowe Price Mid-Cap Growth Division

Units purchased	134,828	703,286	991,755	886,011	203,423	424,214
Units withdrawn	(324,954)	(1,470,499)	(2,198,243)	(1,894,330)	(392,901)	(1,083,297)
Units transferred between divisions and to/from GPA	(320)	(41,612)	(98,048)	(3,192,082)	12,878	(140,352)

Net increase (decrease)	(190,446)	(808,825)	(1,304,536)	(4,200,401)	(176,599)	(799,436)

2014	American Century VP Income & Growth Division	Fidelity® VIP Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division

Units purchased	338,526	642,861	1,215,396	4,084,255	719,823	391,364	400,843
Units withdrawn	(668,962)	(1,830,190)	(2,572,418)	(7,773,811)	(1,638,393)	(757,385)	(1,927,778)
Units transferred between divisions and to/from GPA	185,538	319,196	28,803	(484,439)	(29,149)	(129,423)	1,479,404

Net increase (decrease)	(144,898)	(868,133)	(1,328,219)	(4,173,995)	(947,719)	(495,444)	(47,531)

2014 (Continued)	MML Small Cap Equity Division	Oppenheimer Capital Appreciation Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division	T. Rowe Price Mid-Cap Growth Division

Units purchased	164,888	862,441	1,236,452	1,068,740	235,513	526,676
Units withdrawn	(262,169)	(1,674,641)	(2,395,752)	(2,223,367)	(446,796)	(1,429,941)
Units transferred between divisions and to/from GPA	(22,943)	(80,924)	(142,419)	(425,772)	(109,101)	(176,793)

Net increase (decrease)	(120,224)	(893,124)	(1,301,719)	(1,580,399)	(320,384)	(1,080,058)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2015 follows:

	At December 31,			For the Years Ended December 31,
	Units[4]	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
American Century VP Income & Growth Division
2015	4,897,142	$1.78	$8,738,021	2.10%	0.55%	(6.14)%
2014	5,199,333	1.90	9,883,923	2.05	0.55	11.89
2013	5,344,231	1.70	9,080,091	2.22	0.55	35.08
2012	5,662,095	1.26	7,122,028	2.10	0.55	14.11
2011	6,124,601	1.10	6,750,992	1.56	0.55	2.55

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units[4]	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Fidelity® VIP Contrafund® Division
2015	10,012,131	$2.68	$26,803,657	1.01%	0.55%	0.12%
2014	11,108,388	2.67	29,703,149	0.95	0.55	11.33
2013	11,976,521	2.40	28,765,504	1.08	0.55	30.57
2012	12,964,602	1.84	23,848,889	1.34	0.55	15.78
2011	14,090,482	1.59	22,388,018	1.00	0.55	(3.06)

MML Blend Division
2015	19,204,253	3.31 to 7.22	91,061,263	2.14	0.25 to 0.55	(0.47) to (0.17)
2014	20,587,465	3.33 to 7.24	97,857,834	2.07	0.25 to 0.55	10.38 to 10.71
2013	21,915,684	3.01 to 6.55	94,297,518	2.04	0.25 to 0.55	19.65 to 20.01
2012	23,706,995	2.52 to 5.47	85,140,270	2.10	0.25 to 0.55	12.03 to 12.36
2011	25,649,699	2.25 to 4.87	82,172,368	2.07	0.25 to 0.55	4.21 to 4.52

MML Equity Division
2015	57,921,176	3.19 to 7.46	246,277,473	2.09	0.25 to 0.55	(3.96) to (3.67)
2014	61,771,895	3.32 to 7.76	273,001,202	1.56	0.25 to 0.55	10.95 to 11.29
2013	65,945,890	2.99 to 6.98	262,841,129	1.89	0.25 to 0.55	32.54 to 32.94
2012	71,363,865	2.26 to 5.26	214,724,307	1.93	0.25 to 0.55	15.41 to 15.76
2011	77,750,011	1.96 to 4.55	202,837,200	1.54	0.25 to 0.55	(4.28) to (4.00)

MML Equity Index Division
2015	24,393,646	1.67 to 1.81	43,413,628	1.48	0.40 to 0.55	0.61 to 0.76
2014	15,281,555	1.66 to 1.80	26,698,318	1.53	0.40 to 0.55	12.73 to 12.90
2013	16,229,274	1.47 to 1.60	25,134,359	1.58	0.40 to 0.55	31.30 to 31.49
2012	13,842,571	1.12 to 1.22	16,168,579	1.69	0.40 to 0.55	15.05 to 15.23
2011	15,170,528	0.97 to 1.06	15,395,665	1.72	0.40 to 0.55	1.29 to 1.44

MML Managed Bond Division
2015	4,916,403	2.70 to 5.05	15,918,444	2.83	0.25 to 0.55	(1.29) to (1.00)
2014	5,113,576	2.74 to 5.11	16,949,410	3.23	0.25 to 0.55	5.87 to 6.19
2013	5,609,020	2.58 to 4.82	17,551,853	3.10	0.25 to 0.55	(2.18) to (1.88)
2012	6,443,219	2.64 to 4.92	20,552,715	2.86	0.25 to 0.55	5.19 to 5.51
2011	6,529,296	2.51 to 4.67	20,013,447	3.68	0.25 to 0.55	6.72 to 7.04

MML Money Market Division
2015	3,785,792	1.45 to 2.13	6,163,413	0.01	0.25 to 0.55	(0.55) to (0.25)
2014	4,028,279	1.45 to 2.14	6,596,354	-	0.25 to 0.55	(0.55) to (0.25)
2013	4,075,810	1.46 to 2.15	6,740,136	-	0.25 to 0.55	(0.55) to (0.25)
2012	4,714,595	1.47 to 2.16	7,531,101	-	0.25 to 0.55	(0.55) to (0.25)
2011	4,932,153	1.48 to 2.17	8,010,383	-	0.25 to 0.55	(0.55) to (0.25)

MML Small Cap Equity Division
2015	2,443,224	2.81	6,869,223	0.84	0.55	(6.15)
2014	2,633,670	3.00	7,889,956	0.98	0.55	11.54
2013	2,753,894	2.69	7,396,537	1.01	0.55	40.25
2012	2,958,952	1.92	5,666,436	-	0.55	17.73
2011	3,360,125	1.63	5,465,430	0.96	0.55	(2.71)

Oppenheimer Capital Appreciation Division
2015	12,403,431	4.82	59,765,853	0.09	0.55	2.98
2014	13,212,256	4.68	61,823,595	0.44	0.55	14.78
2013	14,105,380	4.08	57,505,996	0.99	0.55	29.03
2012	15,257,928	3.16	48,210,325	0.66	0.55	13.49
2011	17,053,687	2.78	47,478,841	0.37	0.55	(1.69)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units[4]	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Oppenheimer Discovery Mid Cap Growth Division
2015	16,726,085	$3.60	$60,144,502	-%	0.55%	6.02%
2014	18,030,621	3.39	61,153,155	-	0.55	5.20
2013	19,332,340	3.22	62,324,662	0.01	0.55	35.24
2012	20,827,936	2.38	49,650,253	-	0.55	15.81
2011	23,112,015	2.06	47,574,966	-	0.55	0.54

Oppenheimer Global Division
2015	17,002,926	2.17 to 5.84	78,201,464	1.34	0.40 to 0.55	3.37 to 3.53
2014	21,203,327	2.10 to 5.65	98,203,986	1.10	0.40 to 0.55	1.73 to 1.88
2013	22,783,726	2.06 to 5.55	103,692,912	1.39	0.40 to 0.55	26.61 to 26.80
2012	25,637,743	1.62 to 4.38	92,563,453	2.14	0.40 to 0.55	20.60 to 20.78
2011	28,117,763	1.34 to 3.64	84,178,014	1.29	0.40 to 0.55	(8.79) to (8.66)

Oppenheimer Global Strategic Income Division
2015	2,692,268	2.97	7,998,685	5.86	0.55	(2.80)
2014	2,868,868	3.06	8,768,569	4.24	0.55	- 2.27
2013	3,189,252	2.99	9,531,011	5.02	0.55	- (0.68)
2012	3,482,257	3.01	10,477,904	5.94	0.55	- 12.91
2011	4,048,483	2.66	10,788,913	3.22	0.55	- 0.30

T. Rowe Price Mid-Cap Growth Division
2015	10,704,253	3.42 to 4.27	41,097,548	-	0.40 to 0.55	5.98 to 6.14
2014	11,503,689	3.22 to 4.03	41,666,694	-	0.40 to 0.55	12.50 to 12.66
2013	12,583,747	2.86 to 3.58	40,547,735	-	0.40 to 0.55	35.94 to 36.15
2012	13,873,200	2.10 to 2.64	32,848,383	-	0.40 to 0.55	13.27 to 13.44
2011	15,397,711	1.85 to 2.33	32,251,298	-	0.40 to 0.55	(1.81) to (1.66)

[1]

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owners accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

[2]

The expense ratios represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]

The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction in unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return table is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual policy total returns and unit values are not within the ranges presented.

[4]	See note 3G with respect to Variable Life

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

B.	The Separate Account assesses “current” charges associated with each policy. These charges are either assessed as a direct reduction in unit values or through the redemption of units for all policies contained within the Separate Account (see note 3G). Charges shown below state charges assessed at a monthly rate unless otherwise specified.

Administrative Charge	$2.50 to $6.00 per month
This charge is assessed through the redemption of units.
Mortality and Expense Risk Charge	Effective annual rate of 0.25% to 0.55% of the policy’s average daily net assets in the Separate Account.
This charge is assessed through reduction of unit values.
Mortality Charge	$0.01688 to $63.89 per $1,000 of insurance risk
This charge is assessed through the redemption of units.
Additional Mortality Fees	$0.0042 to $83.33 per $1,000 of insurance risk $0.08 to $83.33 per $1,000 of face amount
This charge is assessed through the redemption of units.
Loan Interest Rate Expense Charge	Effective annual rate of 0.90% to 1.00% of the loan mount
This charge is assessed through the redemption of units.

Rider Charges:
The rider charges do not apply to all segments within the Separate Account. These charges are assessed through the redemption of units.

A. Accidental Death Benefit	$0.06591 to $1.42 per $1,000 of coverage

B. Death Benefit Guarantee	$0.01 per $1,000 of face amount

C. Insurability Protection	$0.043 to $0.179 per $1,000 of coverage

D. Children’s Term	$5.00 per $1,000 of insurance risk

E. Disability Benefit	$0.041 to $0.266 per $1 of monthly deductions $0.009 to $0.149 per $1 of specified premium

F. Renewal Term	$1.53 to $39.37 per $1,000 of insurance risk

G. Waiver of Monthly Charges	$0.036 to $0.349 per $1 of monthly deductions

H. Additional Mortality Fees	$0.0042 to $83.33 per $1,000 of face amount

9.	SUBSEQUENT EVENTS

The Separate Account’s management has reviewed events occurring through March 3, 2016 the date the financial statements were issued and no subsequent events occurred requiring accrual or disclosure.

MML BAY STATE LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

As of December 31, 2015 and 2014 and

for the years ended December 31, 2015, 2014 and 2013

MML BAY STATE LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

Independent Auditors’ Report

The Board of Directors and Shareholder of

MML Bay State Life Insurance Company:

We have audited the accompanying financial statements of MML Bay State Life Insurance Company (the Company), which comprise the statutory statements of financial position as of December 31, 2015 and 2014, and the related statutory statements of operations, changes in shareholder’s equity, and cash flows for the three-year period ended December 31, 2015, and the related notes to the statutory financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting practices and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2015 and 2014, or the results of its operations or its cash flows for the three-year period ended December 31, 2015.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2015 and 2014, and the results of its operations and its cash flows for the three-year period ended December 31, 2015, in accordance with statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department described in Note 2.

/s/    KPMG LLP

Hartford, CT

February 19, 2016

MML BAY STATE LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2015	2014

	($ In Millions Except for Par Value)
Assets:
Bonds	$223	$144
Mortgage loans	6	4
Policy loans	96	94
Cash, cash equivalents and short-term investments	61	111

Total invested assets	386	353
Investment income due and accrued	4	4
Insurance amounts receivable	24	29
Federal income taxes	3	6
Deferred income taxes	4	4

Total assets excluding separate accounts	421	396
Separate account assets	4,279	4,275

Total assets	$4,700	$4,671

Liabilities:
Policyholders’ reserves	$137	$132
Liabilities for deposit-type contracts	10	6
Contract claims and other benefits	18	17
Transfers due to separate accounts	17	17
Payable to affiliates	2	3
Asset valuation reserve	5	4
Other liabilities	1	5

Total liabilities excluding separate accounts	190	184
Separate account liabilities	4,279	4,275

Total liabilities	4,469	4,459

Shareholder’s equity:
Common stock, $200 par value
50,000 shares authorized
12,501 shares issued and outstanding	2	2
Paid-in and contributed surplus	144	144
Surplus	85	66

Total shareholder’s equity	231	212

Total liabilities and shareholder’s equity	$4,700	$4,671

See notes to statutory financial statements

4

MML BAY STATE LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2015	2014	2013

	(In Millions)
Revenue:
Premium income	$24	$24	$29
Net investment income	13	12	12
Reserve adjustments on reinsurance ceded	(15)	(13)	(10)
Fees and other income	75	77	73

Total revenue	97	100	104

Benefits and expenses:
Policyholders’ benefits	97	96	164
Change in policyholders’ reserves	5	2	4
Net transfers from separate accounts	(45)	(39)	(105)
General insurance expenses	8	11	10
Commissions	3	3	3
State taxes, licenses and fees	1	1	1

Total benefits and expenses	69	74	77

Net gain from operations before federal income taxes	28	26	27
Federal income tax expense	7	10	5

Net income	$21	$16	$22

See notes to statutory financial statements

5

MML BAY STATE LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Years Ended December 31,
	2015	2014	2013

	(In Millions)
Shareholder’s equity, beginning of year	$212	$196	$196

Increase (decrease) due to:
Net income	21	16	22
Change in other net deferred income taxes	(1)	3	(1)
Change in nonadmitted assets	1	(3)	1
Change in reserve valuation basis	-	-	(2)
Change in asset valuation reserve	(1)	-	-
Dividend paid	-	-	(20)
Other	(1)	-	-

Net increase	19	16	-

Shareholder’s equity, end of year	$231	$212	$196

See notes to statutory financial statements

6

MML BAY STATE LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2015	2014	2013

	(In Millions)
Cash from operations:
Premium and other income collected	$80	$92	$96
Net investment income	12	11	11
Benefit payments	(92)	(101)	(161)
Net transfers from separate accounts	45	38	95
Commissions and other expenses	(13)	(15)	(14)
Federal and foreign income taxes paid	(4)	(9)	(4)

Net cash from operations	28	16	23

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	27	38	31
Mortgage loans	1	1	1

Total investment proceeds	28	39	32

Cost of investments acquired:
Bonds	(105)	(37)	(33)
Mortgage loans	(2)	-	-

Total investments acquired	(107)	(37)	(33)
Net (increase) decrease in policy loans	(2)	1	-

Net cash from investing activities	(81)	3	(1)

Cash from financing and miscellaneous sources:
Net deposits (withdrawals) on deposit-type contracts	3	(1)	-
Dividend paid	-	-	(20)
Other cash provided (used)	-	2	(1)

Net cash from financing and miscellaneous sources	3	1	(21)

Net change in cash, cash equivalents and short-term investments	(50)	20	1
Cash, cash equivalents and short-term investments, beginning of year	111	91	90

Cash, cash equivalents and short-term investments, end of year	$61	$111	$91

See notes to statutory financial statements

7

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

These statutory financial statements include the accounts of MML Bay State Life Insurance Company (the Company), a wholly owned stock life insurance subsidiary of C.M. Life Insurance Company (C.M. Life). C.M. Life is a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual is a mutual life insurance company domiciled in the Commonwealth of Massachusetts. The Company provides life insurance and annuities to individuals and group life insurance to institutions.

MassMutual and its subsidiaries provide life insurance, disability income insurance, long-term care insurance, annuities, retirement products, investment management, mutual funds and trust services to individual and institutional customers in all 50 states of the U.S. and the District of Columbia and Puerto Rico. Products and services are offered primarily through its career agency system, broker-dealers, insurance brokers, wire houses, consultants and other third-party distributors.

2.	Summary of significant accounting policies

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (NAIC) and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department (the Department).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with United States (U.S.) generally accepted accounting principles (U.S. GAAP). The more significant differences between statutory accounting principles and U.S. GAAP are as follows: (a) bonds are generally carried at amortized cost, whereas U.S. GAAP generally reports bonds at fair value; (b) changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are recorded in shareholder’s equity, whereas U.S. GAAP would generally include the change in deferred taxes in net income; (c) certain variable universal life contracts, which do not pass-through all investment gains to contract holders, are maintained in separate accounts and are presented on a single line in the statutory financial statements, whereas U.S. GAAP reports these contracts as general investments and liabilities of the Company; (d) assets are reported at admitted asset value and assets designated as nonadmitted are excluded through a charge against shareholder’s equity, whereas U.S. GAAP recognizes all assets, net of any valuation allowances; (e) statutory policy reserves are based upon prescribed methods, such as the Commissioners’ Reserve Valuation Method, Commissioners’ Annuity Reserve Valuation Method or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions at the time of issuance, whereas U.S. GAAP policy reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates, at time of issuance, of future mortality, morbidity, persistency and interest; (f) policyholder reserves are presented net of reinsurance ceded, unearned ceded premium and unpaid ceded claims, whereas U.S. GAAP would report these reinsurance balances as an asset; (g) an asset valuation reserve (AVR) is reported as a contingency reserve to stabilize shareholder’s equity against fluctuations in the statement value of real estate, partnerships and limited liability companies (LLCs) and certain common stocks, as well as credit-related changes in the value of bonds, mortgage loans and certain derivatives, whereas U.S. GAAP does not record this reserve; (h) after-tax realized capital gains (losses) that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (IMR) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue; (i) changes to the mortgage loan valuation allowance are recognized in net unrealized capital gains (losses), net of tax, in the Statutory Statements of Changes in Shareholder’s Equity, whereas U.S. GAAP reports these changes in net realized capital gains (losses); (j) payments received for variable life insurance products and variable annuity contracts are reported as premium income and corresponding change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances; (k) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, whereas U.S. GAAP would generally capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over the premium payment period; and (l) comprehensive income is not presented, whereas U.S. GAAP presents changes in unrealized capital gains (losses) and foreign currency translations as other comprehensive income.

8

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments including the amount of mortgage loan investment valuation reserves, other-than-temporary impairment(s) (OTTI), the liabilities for policyholders’ reserves, the determination of admissible deferred tax assets (DTAs), the liability for taxes and the liability for litigation or other contingencies. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency, asset valuations and defaults could cause results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.	Corrections of errors and reclassifications

For the years ended December 31, 2015 and 2014, the Company did not record any prior year error corrections. For the year ended December 31, 2013, the Company recorded a net increase to shareholder’s equity of less than $1 million related to premium income (ceded).

Certain prior year amounts within these financial statements have been reclassified to conform to the current year presentation.

c.	Bonds

Bonds are generally valued at amortized cost using the constant yield interest method with the exception of NAIC Category 6 bonds, which are in or near default, and certain residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), which are rated by outside modelers, which are carried at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bond transactions are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date.

For fixed income securities that do not have a fixed schedule of payments, such as asset-backed securities (ABS), mortgage-backed securities (MBS), including RMBS and CMBS, and structured securities, including collateralized debt obligations (CDOs), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies for each type of security.

Certain fixed income securities, with the highest ratings from a rating agency follow the retrospective method of accounting. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as the original term, age and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased.

All other fixed income securities, such as floating rate bonds and interest only securities, including those that have been impaired, follow the prospective method of accounting. Under the prospective method, the recalculated future effective yield equates the carrying value of the investment to the present value of the anticipated future cash flows.

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

9

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Refer to Note 2t. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

d.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium, discount, mortgage origination fees and valuation allowances.

e.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. At issuance, policy loans are fully secured by the cash surrender value of the policy. Unsecured amounts can occur when subsequent charges are incurred on the underlying policy without the receipt of additional premium. If the premium is not paid during the contractual grace period, the policy will lapse. As of December 31, 2015 and 2014, there were no unsecured nonadmitted amounts. Policy loans earn interest calculated based upon either a fixed or a variable interest rate. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan to the extent it does not exceed the cash surrender value of the underlying contract.

f.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash and cash equivalents and carries them at amortized cost.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months. Investments in short-term bonds are classified as short-term investments.

The carrying value reported in the Statutory Statements of Financial Position for cash, cash equivalents and short-term investment instruments approximates the fair value.

g.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date.

h.	Insurance amounts receivable

Insurance amounts receivable primarily includes reinsurance recoverables and other receivables, including deferred and uncollected premium.

i.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense (benefit) is reported in the Statutory Statements of Operations as federal income tax expense (benefit) if resulting from operations and within net realized capital gains (losses) if resulting from invested asset transactions. Changes in the balances of deferred taxes, which provide for book-to-tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of book-to-tax temporary differences, such as reserves and policy acquisition costs, and of book-to-tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the Statutory Statements of Operations that differ from the federal statutory tax rate.

10

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

j.	Nonadmitted assets

Assets designated as nonadmitted by the NAIC primarily include the amount of DTAs (subject to certain limitations) that will not be realized by the end of the third calendar year following the current year end. These assets are designated as nonadmitted and are excluded from Statutory Statements of Financial Position through a charge against surplus.

k.	Separate accounts

Separate accounts are segregated funds administered and invested by the Company. Selection from the separate accounts or its sub-accounts is directed by group and individual variable annuity, variable life and other insurance contract holders/policyholders. The returns produced by separate account assets increase or decrease separate account reserves. Separate account assets consist principally of marketable securities reported at fair value. Except for the Company’s seed money, and certain book value separate accounts, separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. Separate account administrative and investment advisory fees are included in fees and other income.

Assets may be transferred from the general investments of the Company to seed the separate accounts. When assets are transferred to separate accounts, they are transferred at fair market value on the date the transaction occurs. Gains related to the transfer are deferred to the extent that the Company maintains a proportionate interest in the separate account. The deferred gain is recognized as the Company’s ownership decreases or when the separate account sells the underlying asset during the normal course of business. Losses associated with these transfers are recognized immediately.

Separate accounts reflect two categories of risk assumption: nonguaranteed separate accounts for which the contract holder/policyholder assumes the investment risk and guaranteed separate accounts for which the Company contractually guarantees either a minimum return or a minimum account value to the contract holder/policyholder.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Operations with the offset recorded in the change in policyholders’ reserves. Investment income and realized capital gains (losses) on the assets of separate accounts, other than seed money, accrue to contract holders/policyholders and are not recorded in the Statutory Statements of Operations. Unrealized capital gains (losses) on assets of separate accounts accrue to contract holders/policyholders and, accordingly, are reflected in the separate account liability to the contract holder/policyholder.

l.	Policyholders’ reserves

Policyholders’ reserves provide for the present value of estimated future obligations in excess of estimated future premium on policies in force.

Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium or Commissioners’ Reserve Valuation Method bases using the 1958 or 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates. Reserves for disability riders associated with life contracts are calculated using morbidity rates from the 1952 Period 2 Intercompany Disability Table, modified to reflect the Company’s experience.

The Company charges a higher premium on certain contracts that cover substandard mortality risk. For these policies, the reserve calculations are based on a substandard mortality rate, which is a multiple of the standard mortality tables.

Reserves for individual payout annuities are developed using accepted actuarial methods computed principally under Commissioners’ Annuity Reserve Valuation Method using applicable interest rates and mortality tables, primarily the 1983 Individual Annuity Mortality and Annuity 2000 tables.

Certain individual variable annuity products issued by the Company offer guaranteed minimum death benefits (GMDBs). The liability for GMDBs is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves.

11

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Variable annuity GMDBs provide a death benefit in excess of the contract value if the contract value is less than the guaranteed minimum amount. Some contracts provide that guarantee upon the contract owner’s death and others provide it upon the annuitant’s death. This amount may be based on a return of premium (the premium paid generally adjusted for withdrawals), a roll-up (an accumulation of premium at a specified interest rate adjusted for withdrawals), a reset (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is allowed to decrease when reset) or a ratchet (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is never allowed to decrease when reset). For a variable annuity contract, a decline in the stock market causing the contract value to fall below the guaranteed specified amount will increase the net amount at risk, which is the amount of the GMDBs in excess of the contract value.

Reserves for individual variable deferred annuities are developed using accepted actuarial methods computed principally under Commissioners’ Annuity Reserve Valuation Method for variable annuities using applicable interest rates and mortality tables. Individual variable deferred annuities primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The liability is evaluated under both a standard scenario and stochastic scenarios. The Company holds the reserve liability valuation at the higher of the standard or stochastic scenario values.

The standard scenario is a prescriptive reserve with minimal company discretion. The primary driver of the standard scenario result is the composition of the in force policies, with the key factor being the extent to which the product guarantees are “in the money.” The value of the reserve guarantees under the standard scenario is driven primarily by equity markets.

For the stochastic scenarios, the Company uses the American Academy of Actuaries’ scenarios. Prudent estimate assumptions are used for mortality, expenses and commissions, investment management fees taxes and policyholder behavior including lapses, partial withdrawals, annuitization and additional premium. These assumptions are consistent with those used for asset adequacy testing and are based on Company experience. Stochastic reserves are driven by the degree that the variable annuity benefits are “in the money” at projected interest rates and equity market levels, expenses, discount rates, net derivative values and policyholder behavior.

Tabular interest, tabular reserves less actual reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, variable life uses a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Variable universal life, group life, annuity and supplemental contracts use a formula that applies a weighted average credited rate to the mean account value. For contracts without an account value a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

All policyholders’ reserves and accruals are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

m.	Liabilities for deposit-type contracts

Liabilities for investment-type contracts such as supplementary contracts not involving life contingencies are based on account value or accepted actuarial methods using applicable interest rates.

n.	Transfers due to separate accounts

Transfers due to separate accounts represent a net payable to the Company’s separate accounts.

o.	Asset valuation reserve

The Company maintains an AVR that is a contingency reserve to stabilize shareholder’s equity against credit-related changes in the value of bonds and mortgage loans. The AVR is reported as a liability and the change in AVR, net of tax, is reported in shareholder’s equity.

12

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

p.	Interest maintenance reserve

The Company maintains an IMR that is used to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses), which result from changes in interest rates for all types of fixed-income investments, are deferred into the IMR and amortized into revenue using the grouped amortization method. In the grouped amortization method, assets are grouped based on years of maturity. The IMR is included in other liabilities, or if negative, is recorded as a nonadmitted asset.

q.	Other liabilities

Other liabilities primarily consist of affiliated payables and accounts payable.

r.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk.

Premium income, benefits to policyholders and policyholders’ reserves are reported net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid, but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance (Modco) reserve adjustments on reinsurance ceded are recorded as revenue.

s.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy. However, premium for flexible products, primarily variable universal life contracts, is recognized as revenue when received. Annuity premium is recognized as revenue when received.

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments. Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

t.	Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)

Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

13

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of bonds. The impairment review process provides a framework for deriving OTTI in a manner consistent with market participant assumptions. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost; and (j) other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

For corporate securities, if it is determined that a decline in the fair value of a bond is other than temporary, OTTI is recognized in earnings as a realized loss equal to the difference between the investment’s amortized cost basis and, generally, its fair value at the balance sheet date. For loan-backed and structured securities, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized in earnings as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected. The expected cash flows are discounted at the security’s effective interest rate. Internal inputs used in determining the amount of the OTTI on structured securities include collateral performance, prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority. In addition, if the Company has the intent to sell, or the inability, or lack of intent to retain the investment for a period sufficient to recover the amortized cost basis, an OTTI is recognized in earnings as a realized loss equal to the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date.

When a bond is other-than-temporarily impaired, a new cost basis is established. For loan-backed and structured securities, any difference between the new amortized cost basis and any increased present value of future cash flows expected to be collected is accreted into net investment income over the expected remaining life of the bond.

Bonds - structured and loan-backed securities

ABS and MBS are evaluated for OTTI on a quarterly basis using scenarios customized by collateral type. Cash flow estimates are based on various assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Assumptions are based on the specifics of each security including collateral type, loan type, vintage and subordination level in the structure. Where applicable, assumptions include prepayment speeds, default rates and loss severity, weighted average maturity and changes in the collateral values.

The Company has a review process for determining if CDOs are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using five scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each CDO. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic) and fair value (market). The default rates produced by these five scenarios are assigned an expectation weight according to current market and economic conditions and fed into a sixth scenario. OTTI is recorded if this sixth scenario results in the loss of any principal or interest payments due.

For the most subordinated junior CDO tranches, the present value of the projected cash flows in the sixth scenario is measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, an OTTI is taken in an amount sufficient to produce its effective yield. Certain CDOs cannot be modeled using all six scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign currency denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

14

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Unrealized capital gains (losses)

Unrealized capital gains (losses) include changes in the fair value of bonds held at fair value and are recorded as a change in shareholder’s equity net of tax.

3.	New accounting standards

a.	Adoption of new accounting standards

In December 2014, the NAIC issued Statement of Statutory Accounting Principles (SSAP) No. 40 Revised, “Real Estate Investments” (SSAP No. 40R), which was effective January 1, 2015, and requires that single real estate property investments that are directly and wholly-owned through a LLC be accounted for, and reported as, directly owned real estate provided that certain criteria are met. For investments meeting the criteria that were previously reported within SSAP No. 48, “Joint Ventures, Partnerships and Limited Liability Companies” (SSAP No. 48), and owned as of the effective date, this guidance required that the Company recognize a cumulative effect of a change in accounting principle as if the entity had followed the revisions of SSAP No. 40R since acquisition of the property. The adoption of this guidance did not have an impact on the Company’s valuation of its assets.

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2015

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U.S. government and agencies	$54	$-	$-	$54
Industrial and miscellaneous	167	4	3	168
Parent, subsidiaries and affiliates	2	-	-	2

Total	$223	$4	$3	$224

	December 31, 2014

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U.S. government and agencies	$4	$-	$-	$4
Industrial and miscellaneous	138	8	1	145
Parent, subsidiaries and affiliates	2	-	-	2

Total	$144	$8	$1	$151

15

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The quality of the bond portfolio is determined by the use of SVO ratings and the equivalent rating agency designations, except for RMBS and CMBS that use outside modelers. The following sets forth the NAIC class ratings for the bond portfolio including RMBS and CMBS:

		December 31,
	Equivalent Rating Agency Designation	2015		2014

NAIC Class		Carrying Value	% of Total	Carrying Value	% of Total
		($ In Millions)
1	Aaa/Aa/ A	$135	61%	$72	50%
2	Baa	84	38	69	47
3	Ba	3	1	1	1
4	B	-	-	1	1
5	Caa and lower	1	-	1	1

	Total	$223	100%	$144	100%

The following summarizes NAIC ratings for RMBS and CMBS subject to NAIC modeling :

	December 31,
	2015				2014
	RMBS		CMBS		RMBS		CMBS
NAIC Class	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total
	($ In Millions)
1	$4	100%	$45	100%	$6	100%	$28	100%

The following is a summary of the carrying value and fair value of bonds as of December 31, 2015 by contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without prepayment penalties. Securities with more than one maturity date are included in the table using the final maturity date.

	Carrying Value	Fair Value

	(In Millions)
Due in one year or less	$11	$11
Due after one year through five years	81	81
Due after five years through ten years	71	71
Due after ten years	60	61

Total	$223	$224

16

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Sales proceeds and related gross realized capital gains (losses) from bonds were as follows:

	Years Ended December 31,
	2015	2014	2013

	(In Millions)
Proceeds from sales	$15	$12	$7
Gross realized capital gains from sales	-	-	-
Gross realized capital losses from sales	-	-	-

The following is a summary of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position:

	December 31, 2015
	Less Than 12 Months			12 Months or Longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

	($ In Millions)
Industrial and miscellaneous	$85	$2	147	$6	$1	23
	December 31, 2014
	Less Than 12 Months			12 Months or Longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

	($ In Millions)
Industrial and miscellaneous	$-	$-	-	$13	$1	36

As of December 31, 2015 and 2014, management has not deemed these unrealized losses to be other than temporary because the investment’s carrying value is expected to be realized and the Company has the ability and intent not to sell these investments until recovery, which may be at maturity.

As of December 31, 2015, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $34 million. Securities in an unrealized loss position for less than 12 months had a fair value of $32 million and unrealized losses of $1 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $2 million and unrealized losses of less than $1 million. These securities were categorized as industrial and miscellaneous.

As of December 31, 2014, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $12 million and unrealized losses of less than $1 million. These securities were categorized as industrial and miscellaneous.

In the course of the Company’s investment management activities, securities may be sold and reacquired within 30 days to enhance the Company’s yield on its investment portfolio. In 2015 or 2014, the Company did not sell any securities with the NAIC Designation 3 or below that were reacquired within 30 days of the sale date.

The Company had assets on deposit with government authorities or trustees, as required by law in the amount of $4 million as of December 31, 2015 and 2014.

17

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Residential mortgage-backed exposure

RMBS are included in the U.S. government and agencies, special revenue, and industrial and miscellaneous bond categories. The Alt-A category includes option adjustable-rate mortgages and the subprime category includes ‘scratch and dent’ or reperforming pools, high loan-to-value pools and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

As of December 31, 2015, RMBS had a total carrying value of $4 million and a fair value of $5 million, of which approximately 40%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $3 million and a fair value of $4 million.

As of December 31, 2014, RMBS had a total carrying value of $6 million and a fair value of $7 million, of which approximately 56%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $5 million and a fair value of $7 million.

During the year ended December 31, 2015, there were no significant credit downgrades for the securities held by the Company that were backed by residential mortgage pools.

Leveraged loan exposure

Leveraged loans are loans extended to companies that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates higher than typical loans, reflecting the additional risk of default from issuers with high debt-to-equity ratios.

As of December 31, 2015, total leveraged loans and leveraged loan CDOs had a carrying value of $9 million and a fair value of $9 million, all of which were domestic leveraged loans and CDOs.

As of December 31, 2014, total leveraged loans and leveraged loan CDOs had a carrying value of $18 million and a fair value of $18 million, all of which were domestic leveraged loans and CDOs.

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance and the return provided to the borrower from the underlying collateral. These investments had a carrying value of $46 million and fair value of $46 million as of December 31, 2015 and a carrying value of $30 million and fair value of $31 million as of December 31, 2014.

b.	Mortgage loans

Mortgage loans comprised primarily seasoned pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (FHA) and Veterans Administration (VA) guarantees. As of December 31, 2015 and 2014, the Company did not have any direct subprime exposure through the purchases of unsecuritized whole-loan pools.

Geographical concentration is considered prior to the purchase of residential mortgage loan pools. The mortgage loan portfolio is diverse with no significant concentrations in any particular geographic region as of December 31, 2015 or 2014.

The carrying and fair values of the Company’s residential mortgage loans were $6 million as of December 31, 2015 and $4 million as of December 31, 2014.

18

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company uses an internal rating system as its primary method of monitoring credit quality. The residential mortgage loan portfolio had carrying values of $6 million as of December 31, 2015 and $4 million as of December 31, 2014 that were internally rated. The Company believes the ratings reflect the equivalent of AAA/AA/A from nationally recognized credit quality ratings.

Interest rates, including fixed and variable, on the Company’s portfolio of mortgage loans were:

	December 31,
		2015			2014

	Low	High	Weighted Average	Low	High	Weighted Average

Residential mortgage loans	3.9%	6.7%	5.1%	4.9%	6.9%	5.9%

Interest rates, including fixed and variable, on new residential mortgage loans were 3.9% for the low, high and weighted average for the year ended December 31, 2015. The Company did not purchase any residential mortgage loans during the year ended December 31, 2014.

The Company did not hold any impaired residential mortgage loans and had no valuation allowances recorded as of December 31, 2015, 2014 or 2013. The Company did not hold any restructured residential mortgage loans or residential mortgage loans with principal or interest past due as of December 31, 2015 or 2014.

c.	Net investment income

Net investment income comprised the following:

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Bonds	$8	$7	$7
Policy loans	5	5	6
Investment expenses	-	-	(1)

Net investment income	$13	$12	$12

d.	Net realized capital gains (losses)

Net realized capital gains after tax and transfer to the IMR were less than $1 million for the years ended December 31, 2015, 2014 and 2013.

The IMR liability balance was less than $1 million as of December 31, 2015 and 2014 and was included in other liabilities on the Statutory Statements of Financial Position. Refer to Note 2o. “Interest maintenance reserve” for information on the Company’s policy for IMR.

For the years ended December 31, 2015, 2014 and 2013, the Company recognized less than $1 million for each year, of OTTI on bonds.

For the years ended December 31, 2015, 2014 and 2013, the Company recognized less than $1 million for each year, of OTTI on structured and loan-backed securities, primarily due to the present value of expected cash flows being less than the amortized cost. The OTTI were primarily determined using internally developed models.

19

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The remaining OTTI amounts were determined using external inputs such as publicly observable fair values and credit ratings. Refer to Note 2t. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for more information on assumptions and inputs used in the Company’s OTTI models.

Refer to Note 17. “Impairment listing for loan-backed and structured securities” for a CUSIP level list of impaired structured securities where the present value of cash flows expected to be collected is less than the amortized cost basis.

5.	Federal income taxes

The Company provides for DTAs in accordance with statutory accounting practices, and has met the required threshold to utilize the three-year reversal period and 15% of surplus limitation.

The net DTA or deferred tax liability (DTL) recognized in the Company’s assets, liabilities and surplus is as follows:

	December 31, 2015

	Ordinary	Capital	Total

	(In Millions)

Gross DTAs	$8	$-	$8
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	8	-	8
DTAs nonadmitted	(4)	-	(4)

Subtotal net admitted DTA	4	-	4
Total gross DTLs	-	-	-

Net admitted DTA(L)	$4	$-	$4

	December 31, 2014

	Ordinary	Capital	Total

	(In Millions)

Gross DTAs	$8	$1	$9
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	8	1	9
DTAs nonadmitted	(4)	-	(4)

Subtotal net admitted DTA	4	1	5
Total gross DTLs	-	(1)	(1)

Net admitted DTA(L)	$4	$-	$4

	Change

	Ordinary	Capital	Total

	(In Millions)

Gross DTAs	$-	$(1)	$(1)
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	-	(1)	(1)
DTAs nonadmitted	-	-	-

Subtotal net admitted DTA	-	(1)	(1)
Total gross DTLs	-	1	1

Net admitted DTA(L)	$-	$-	$-

20

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The amount of adjusted gross DTA admitted under each component of the guidance and the resulting change by tax character are as follows:

	December 31, 2015

	Ordinary		Capital	Total

	(In Millions)

Admitted DTA 3 years:
Federal income taxes that can be recovered	$4		$-	$4
Remaining adjusted gross DTAs expected to be realized within 3 years (lesser of 1 or 2):
1. Adjusted gross DTA to be realized	-		-	-
2. Adjusted gross DTA allowed per limitation threshold	33		-	33

Lesser of lines 1 or 2	-		-	-
Adjusted gross DTAs offset by existing DTLs	-		-	-

Total admitted DTA realized within 3 years	$4		$-	$4

	December 31, 2014

	Ordinary		Capital	Total

	(In Millions)

Admitted DTA 3 years:
Federal income taxes that can be recovered	$4		$-	$4
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	-		-	-
2. Adjusted gross DTA allowed per limitation threshold	30		-	30

Lesser of lines 1 or 2	-		-	-
Adjusted gross DTAs offset by existing DTLs	1		-	1

Total admitted DTA realized within 3 years	$5		$-	$5

	Change

	Ordinary		Capital	Total

	(In Millions)

Admitted DTA 3 years:
Federal income taxes that can be recovered	$-		$-	$-
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	-		-	-
2. Adjusted gross DTA allowed per limitation threshold	3		-	3

Lesser of lines 1 or 2	-		-	-
Adjusted gross DTAs offset by existing DTLs	-		-	-

Total admitted DTA realized within 3 years		$(1)	$-		$(1)

21

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s total realization threshold limitations are as follows:

	December 31,
	2015	2014

	($ In Millions)

Ratio percentage used to determine recovery period and threshold limitation	8,785%	8,062%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$221	$200

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs, including the impact of available carryback and carryforward periods, projected taxable income and tax-planning strategies in making this assessment. The impact of tax-planning strategies is as follows:

December 31, 2015

	Ordinary	Capital	Total

(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	-%	-%	-%

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	-%	-%	-%

December 31, 2014

	Ordinary	Capital	Total

(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	-%	-%	-%

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	-%	-%	-%

Change

	Ordinary	Capital	Total

(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	-%	-%	-%

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	-%	-%	-%

There are no reinsurance strategies included in the Company’s tax-planning.

22

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Federal income tax expense on operating earnings	$7	$10	$5

Total federal and foreign income tax expense on operating earnings	7	10	5
Federal income tax expense on net realized capital gains (losses)	-	-	-

Total federal and foreign income tax expense	$7	$10	$5

23

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2015	2014	Change

	(In Millions)

DTAs:
Ordinary
Policy acquisition costs	$6	$7	$(1)
Reserve items	1	1	-
Nonadmitted assets	-	-	-
Pension and compensation related items	-	-	-
Policyholders’ dividends	-	-	-
Investment items	-	-	-
Expense items	-	-	-
Tax credits	-	-	-
Unrealized investment losses	-	-	-
Other	1	-	1

Total ordinary DTAs	8	8	-
Nonadmitted DTAs	(4)	(4)	-

Admitted ordinary DTAs	4	4	-

Capital
Unrealized investment losses	-	-	-
Investment items	-	1	(1)

Total capital DTAs	-	1	(1)
Nonadmitted DTAs	-	-	-

Admitted capital DTAs	-	-	-

Admitted DTAs	4	5	(1)

DTLs:
Ordinary
Unrealized investment gains	-	-	-
Pension items	-	-	-
Deferred and uncollected premium	-	-	-
Reserve for audits and settlements	-	-	-
Other	-	-	-

Total ordinary DTLs	-	-	-

Capital
Unrealized investment gains	-	-	-
Investment items	-	1	1

Total capital DTLs	-	1	1

Total DTLs	-	1	1

Net admitted DTA	$4	$4	$-

24

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes is comprised of the following:

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Net DTA(L)	$(1)	$3	$(1)
Less: Items not recorded in the change in net deferred income taxes:
Tax-effect of unrealized gains/(losses)	-	-	-

Change in net deferred income taxes	$(1)	$3	$(1)

As of December 31, 2015, the Company had no net operating or capital loss carryforwards to include in deferred income taxes. The Company has no tax credit carryforwards included in deferred taxes.

The components of federal and foreign income tax are recorded in the Statutory Statement of Operations and the Statutory Statement of Changes in Shareholder’s Equity and are different from those which would be obtained by applying the prevailing federal income tax rate to net gain from operations before federal income taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Provision computed at statutory rate	$10	$9	$9
Investment items	(2)	(2)	(3)

Total statutory income tax expense	$8	$7	$6

Federal and foreign income tax expense	$7	$10	$5
Change in net deferred income taxes	1	(3)	1

Total statutory income tax expense	$8	$7	$6

The Company paid federal income taxes of $4 million in 2015, $9 million in 2014 and $4 million in 2013.

The Company is included in a consolidated U.S. federal income tax return with its parent, MassMutual, a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and MassMutual’s eligible U.S. subsidiaries. The Company also files income tax returns in various states and foreign jurisdictions. The Company, MassMutual and MassMutual’s eligible subsidiaries and certain affiliates (the Parties) have executed and are subject to a written tax allocation agreement (the Agreement). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

Companies are generally required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns that may be challenged by various taxing authorities, in order to provide users of financial statements more information regarding potential liabilities. The Company recognizes tax benefits and related reserves in accordance with existing statutory accounting practices for liabilities, contingencies and impairments of assets. As of December 31, 2015, the Company had no liabilities for unrecognized tax benefits.

The Internal Revenue Service (IRS) has completed its examination of the tax returns filed for years 2010 and prior. The IRS is currently auditing the years 2011 through 2013. The Company does not expect a material change in its financial position or liquidity as a result of these audits.

25

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2015 and 2014, the Company did not recognize any protective deposits as admitted assets.

The Tax Increase Prevention Act of 2014, signed into law on December 19, 2014, extended the 50% first year bonus depreciation to qualified property acquired and placed in service during 2014. On December 18, 2015, the Preventing Americans from Tax Hikes Act of 2015 (the PATH Act) was enacted and provides for a multi-year extension of this provision through 2019. The PATH Act extends 50% bonus depreciation to 2015 through 2017, it then phases down to 40% for 2018 and 30% for 2019. The extension of these tax provisions are not expected to have a material effect on the Company’s financial position or liquidity.

6.	Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading and reinsurance, are included in insurance amounts receivable in the Company’s Statutory Statements of Financial Position.

As of December 31, 2015 and 2014, the Company had $2 million of ordinary renewal and less than $1 million of group life, on both a gross and net of loading and reinsurance basis, for deferred and uncollected life insurance premium and annuity considerations.

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses. Refer to Note 2k. “Policyholders’ reserves” for information on the Company’s accounting policies regarding gross premium and net premium.

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in deferred and uncollected life insurance premium is included in premium income. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life insurance policies.

7.	Policyholders’ liabilities

a.	Policyholders’ reserves

The Company had life insurance in force of $12,640 million as of December 31, 2015 and $13,252 million as of December 31, 2014.

The following summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2015		2014

	Amount	Interest Rates	Amount	Interest Rates

	($ In Millions)

Variable life	$133	3.0% - 5.5%	$129	3.0% - 5.5%
Individual annuities	4	5.0% - 7.3%	3	5.0% - 7.3%

Total	$137		$132

26

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Liabilities for deposit-type contracts

Supplementary contracts not involving life contingencies of $10 million as of December 31, 2015 and $6 million as of December 31, 2014 were included in liabilities for deposit-type contracts. The interest rates on supplementary contracts ranged from 0.3% to 3.0% as of December 31, 2015 and 0.3% to 3.3% as of December 31, 2014.

c.	Additional liability for annuity contracts

Certain variable annuity contracts include additional death benefit features. Election of these benefits is generally only available at contract issue.

The following shows the liabilities for GMDBs (in millions):

Liability as of January 1, 2014	$1
Incurred guarantee benefits	-
Paid guarantee benefits	-

Liability as of December 31, 2014	1
Incurred guarantee benefits	-
Paid guarantee benefits	-

Liability as of December 31, 2015	$1

The Company held reserves in accordance with the standard scenario as of December 31, 2015 and 2014.

The following summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with GMDBs classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31,
	2015			2014

	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age

	($ In Millions)

GMDB	$48	$9	71	$51	$9	70

Account values of variable annuity contracts with GMDBs are summarized below:

	December 31,
	2015	2014

	(In Millions)

Separate account	$46	$49
General account	2	2

Total	$48	$51

27

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

8.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business in order to mitigate the impact of underwriting mortality and morbidity risks. Such transfers do not relieve the Company of its primary liability to its customers and, as such, failure of reinsurers to honor their obligations could result in credit losses that could arise if a reinsurer defaults. The Company reduces reinsurance default risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations within the Company’s reinsurers. The Company reinsures a portion of its mortality risk in its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement with reinsurers. The amounts reinsured are on a yearly renewable term, coinsurance or Modco basis. The Company’s mortality risk retention limit per individual life insured is generally $15 million.

Refer to Note 14. “Related party transactions” for information about the Company’s affiliated ceded reinsurance transactions.

The Company did not reinsure any policies with a company chartered in a country other than the U.S., excluding U.S. branches of these companies, which was owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of December 31, 2015, the resulting reduction in surplus due to loss of reinsurance reserve credits, net of unearned premium, would be approximately $12 million assuming no return of the assets backing these reserves from the reinsurer to the Company.

Reinsurance amounts included in the Statutory Statements of Operation were as follows:

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Direct premium	$42	$42	$47
Premium ceded	(18)	(18)	(18)

Total net premium	$24	$24	$29

Reinsurance recoveries ceded	$26	$26	$25

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2015	2014

	(In Millions)

Reinsurance reserves ceded	$(23)	$(23)

Amounts recoverable from reinsurers	11	12

28

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2015, one reinsurer accounted for 39% of the outstanding balance of the reinsurance recoverable and the next largest reinsurer had 32%. Overall, the Company believes that exposures to a single reinsurer does not create an undue concentration of risk and the Company’s business is not substantially dependent upon any single reinsurer.

9.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2015 are illustrated below.

	General Account	Separate Account w/ Guarantees	Separate Account Nonguaranteed	Total	% of Total

Subject to discretionary withdrawal:
With fair value adjustment	$3	$-	$-	$3	5%
At fair value	-	-	46	46	78

Subtotal	3	-	46	49	83
Subject to discretionary withdrawal:
At book value without fair value adjustment	10	-	-	10	17
Not subject to discretionary withdrawal	-	-	-	-	-

Total	$13	$-	$46	$59	100%

The following is a summary of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2015 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves – individual annuities	$3
Liabilities for deposit-type contracts	10

Subtotal	13

Separate Account Annual Statement:
Annuities	46

Total	$59

b.	Separate accounts

The Company has guaranteed separate accounts classified as nonindexed to fund a long-term interest guarantee in excess of a year that does not exceed 4% rate of return. The Company has nonguaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense and minimum death benefit guarantees.

29

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2015 is as follows:

	Guaranteed Nonindexed Less Than/ Equal to 4%	Non Guaranteed	Total

	(In Millions)

Net premium, considerations or deposits for the year ended December 31, 2015	$-	$37	$37

Reserves at December 31, 2015:
For accounts with assets at:
Fair value	$-	$3,167	$3,167
Amortized cost/book value	1,071	-	1,071

Subtotal	1,071	3,167	4,238
Nonpolicy liabilities	2	39	41

Total	$1,073	$3,206	$4,279

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$-	$3,167	$3,167
At book value without market value adjustment and current surrender charge of less than 5%	1,071	-	1,071

Subtotal	1,071	3,167	4,238
Nonpolicy liabilities	2	39	41

Total	$1,073	$3,206	$4,279

The Company does not have any reserves in separate accounts for asset default risk in lieu of AVR. The Company has a general account AVR of $5 million for book value separate accounts.

The following is a reconciliation of amounts reported as transfers (from) to separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement to the amounts reported as net transfers (from) to separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Operations:

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

From the Separate Account Annual Statement:
Transfers to separate accounts	$37	$39	$42
Transfers from separate accounts	(82)	(78)	(147)

Net transfers from separate accounts	$(45)	$(39)	$(105)

30

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

10.	Shareholder’s equity

MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of each state in the U.S. in which the Company is licensed to do business. Substantially all of the statutory shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the shareholder without prior approval from the Department. Under these regulations, $23 million of shareholder’s equity is available for distribution to the shareholder in 2016 without prior regulatory approval. The Company paid a $20 million dividend to C.M. Life in 2013 and did not pay a dividend in 2015 or 2014.

11.	Presentation of the Statutory Statements of Cash Flows

The following table presents those transactions that have affected the Company’s recognized assets or liabilities but have not resulted in cash receipts or payments during the years ended December 31, 2015, 2014 and 2013. In the Company’s prior year financial statements, the non-cash activities shown below were included within the Statutory Statement of Cash Flows. In 2015, the NAIC issued clarifying guidance related to the exclusion of non-cash activities from the statement of cash flows. As a result, the Company has excluded the 2015 non-cash activities below from the Statutory Statement of Cash Flows for the year ended December 31, 2015; however, the 2014 and 2013 non-cash activities below continue to be included within the Statutory Statements of Cash Flows for the years ended December 31, 2014 and 2013.

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Bond conversions and refinancing	$2	$1	$1

12.	Fair value of financial instruments

The following presents a summary of the carrying values and fair values of the Company’s financial instruments:

	December 31, 2015

	Carrying Value	Fair Value	Level 1	Level 2	Level 3

	(In Millions)

Financial assets:
Bonds:
U. S. government and agencies	$54	$54	$-	$54	$-
Industrial and miscellaneous	167	168	-	156	12
Parent, subsidiaries and affiliates	2	2	-	2	-
Mortgage loans - residential	6	6	-	-	6
Cash, cash equivalents and short-term investments	61	61	1	60	-
Separate account assets	4,279	4,285	921	3,345	19
Financial liabilities:
Individual annuity contracts	3	2	-	-	2
Supplementary contracts	10	10	-	-	10

31

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents a summary of the carrying values and fair values of the Company’s financial instruments:

	December 31, 2014

	Carrying Value	Fair Value	Level 1	Level 2	Level 3

	(In Millions)

Financial assets:
Bonds:
U. S. government and agencies	$4	$4	$-	$4	$-
Industrial and miscellaneous	138	145	-	132	13
Parent, subsidiaries and affiliates	2	2	-	2	-
Mortgage loans - residential	4	4	-	-	4
Cash, cash equivalents and short-term investments	111	111	(2)	113	-
Separate account assets	4,275	4,305	971	3,313	21
Financial liabilities:
Individual annuity contracts	3	2	-	-	2
Supplementary contracts	6	6	-	-	6

Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance for fair value establishes a measurement framework that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. Each level reflects a unique description of the inputs that are significant to the fair value measurements. The levels of the fair value hierarchy are as follows:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quoted market prices from independent sources to determine the fair value of investments and classifies such items within Level 1 of the fair value hierarchy. If quoted prices are not available, prices are derived from observable market data for similar assets in an active market or obtained directly from brokers for identical assets traded in inactive markets. Investments that are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs not directly observable or correlated with observable market data. Typical inputs, which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings and benchmark yields such as London Inter-Bank Offered Rate (LIBOR), cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments that are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

The Company has established and maintains policies and guidelines that govern its valuation methodologies and their consistent application. These policies and guidelines address the use of inputs, price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators for reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

32

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Annually, the Company reviews the primary pricing vendor to validate that the inputs used in that vendor’s pricing process are deemed to be market observable as defined above. While the Company was not provided access to proprietary models of the vendor, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also included an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes. In addition, the Company and its pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. The Company believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the applicable measurement date (exit prices) and are classified appropriately in the hierarchy.

The Company reviews the fair value hierarchy classifications at each reporting period. Overall, reclassifications between levels occur when there are changes in the observability of inputs and market activity used in the valuation of a financial asset or liability. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1, transfers between Level 1 and Level 2 measurement categories are expected to be infrequent.

The fair value of individual annuity and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the book value. For investment-type contracts, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Annuities are valued using cash flow projections from the Company’s asset-liability management analysis.

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2015

	Level 1	Level 2	Level 3	Total

	(In Millions)

Financial assets:
Separate account assets	$921	$2,267	$-	$3,188

$1,091 million of book value separate account assets are not carried at fair value and therefore, are not included in this table.

In 2015, there were no significant transfers between Level 1 and Level 2.

	December 31, 2014

	Level 1	Level 2	Level 3	Total

	(In Millions)

Financial assets:
Separate account assets	$971	$2,246	$-	$3,217

$1,058 million of book value separate account assets are not carried at fair value and, therefore, are not included in this table.

In 2014, there were no significant transfers between Level 1 and Level 2.

33

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Valuation Techniques and Inputs

The Company determines the fair value of its investments using primarily the market approach or the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or the income approach is used.

A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis and categorized within Level 2 and Level 3 of the fair value hierarchy is as follows:

Separate account assets - These assets primarily include bonds (industrial and miscellaneous; U.S. government and agencies) and derivatives. Their fair values are determined as follows:

Bonds (Industrial and miscellaneous) - These securities are principally valued using the market or the income approaches. Level 2 valuations are based primarily on quoted prices in markets that are not active, broker quotes, matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads versus benchmark yields, new issuances, issuer ratings, duration, and trades of identical or comparable securities. Privately placed securities are valued using discounted cash flow models using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes securities priced by independent pricing services that use observable inputs. Valuations based on matrix pricing or other similar techniques that utilize significant unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including adjustments for illiquidity, delta spread adjustments or spreads to reflect industry trends or specific credit–related issues are classified as Level 3. In addition, inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 are classified as Level 3.

Bonds (U.S. government and agencies) - These securities are principally valued using the market approach. Level 2 valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spreads versus the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

Derivative assets and liabilities - These financial instruments are primarily valued using the market approach. The estimated fair value of derivatives is based primarily on quotations obtained from counterparties and independent sources, such as quoted market values received from brokers. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and an independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based upon an internal valuation process using market observable inputs that other market participants would use. Significant inputs to the valuation of derivative financial instruments include overnight index swaps (OIS) and LIBOR basis curves, interest rate volatility, swap yield curve, currency spot rates, cross currency basis curves and dividend yields. Due to the observability of the significant inputs to these fair value measurements, they are classified as Level 2.

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts. For the periods presented, there were no significant changes to the Company’s valuation techniques.

34

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

13.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. The principle risks include insurance and underwriting risks, investment and interest rate risks and credit risk.

Insurance and underwriting risks

The Company prices its products based on estimated benefit payments reflecting assumptions with respect to mortality, longevity, persistency, interest rates and other factors. If actual policy experience emerges that is significantly and adversely different from assumptions used in product pricing, the effect could be material to the profitability of the Company. The Company reinsures certain life insurance policies to mitigate the impact of its underwriting risk.

Investment and interest rate risks

The fair value, cash flows and earnings of investments can be influenced by a variety of factors including changes in interest rates, credit spreads, equity markets, portfolio asset allocation and general economic conditions. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various investment risks, in particular interest rate risk. By effectively matching the market sensitivity of assets with the liabilities they support, the impact of interest rate changes is addressed, on an economic basis, as the change in the value of the asset is offset by a corresponding change in the value of the supported liability.

The levels of U.S. interest rates are influenced by U.S. monetary policies and by the relative attractiveness of U.S. markets to investors versus other global markets. As interest rates increase, certain debt securities may experience amortization or prepayment speeds that are slower than those assumed at purchase, impacting the expected maturity of these securities and the ability to reinvest the proceeds at the higher yields. Rising interest rates may also result in a decrease in the fair value of the investment portfolio. As interest rates decline, certain debt securities may experience accelerated amortization and prepayment speeds than what was assumed at purchase. During such periods, the Company is at risk of lower net investment income as it may not be able to reinvest the proceeds at comparable yields. Declining interest rates may also increase the fair value of the investment portfolio.

Interest rates also have an impact on the Company’s products with guaranteed minimum payouts and on interest credited to account holders. As interest rates decrease, investment spreads may contract as crediting rates approach minimum guarantees, resulting in an increased liability.

In periods of increasing interest rates, policy loans, surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to realize investment losses.

Credit and other market risks

The Company manages its investments to limit credit and other market risks by diversifying its portfolio among various security types and industry sectors as well as purchasing credit default swaps to transfer some of the risk.

Stressed conditions, volatility and disruptions in capital markets or financial asset classes can have an adverse effect on the Company, in part because the Company has a large investment portfolio and assets supporting the Company’s insurance liabilities are sensitive to changing market factors. Market factors, including interest rates, credit spread quality, equity prices, consumer spending, business investment, government spending, the volatility and strength of the capital markets, deflation and inflation, all affect the business and economic environment and, ultimately, the profitability of the Company’s business. Disruptions in one market or asset class can also spread to other markets or asset classes. Upheavals in the financial markets can also affect the Company’s business through their effects on general levels of economic activity, employment and customer behavior.

35

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The CMBS, RMBS and leveraged loan sectors are sensitive to evolving conditions that can impair the cash flows realized by investors and is subject to uncertainty. Management’s judgment regarding OTTI and estimated fair value depends upon the evolving investment sector and economic conditions. It can also be affected by the market liquidity, a lack of which can make it difficult to obtain accurate market prices for RMBS and other investments, including CMBS and leveraged loans. Any deterioration in economic fundamentals, especially related to the housing sector could affect management’s judgment regarding OTTI.

The Company has investments in structured products exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as collateralized loan obligations that are classified as CDOs. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the complex nature of CDOs and the reduced level of transparency to the underlying collateral pools for many market participants, the recovery in CDO valuations generally lags the overall recovery in the underlying assets. Management believes its scenario analysis approach, based primarily on actual collateral data and forward looking assumptions, does capture the credit and most other risks in each pool. However, in a rapidly changing economic environment, the credit and other risks in each collateral pool will be more volatile and actual credit performance of CDOs may differ from the Company’s assumptions.

The Company continuously monitors its investments and assesses their liquidity and financial viability; however, the existence of the factors described above, as well as other market factors, could negatively impact the market value of the Company’s investments. If the Company sells its investments prior to maturity or market recovery, these investments may yield a return that is less than the Company otherwise would have been able to realize.

Asset-based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the investment markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

b.	Guaranty funds

The Company is subject to state insurance guaranty fund laws. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations or liquidity.

c.	Litigation

The Company is involved in litigation arising in the normal course of business, which seeks compensatory damages, punitive damages and equitable remedies. Although the Company is not aware of any actions or allegations that reasonably should give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s results of operations for a particular period depending upon, among other factors, the size of the loss and the level of the Company’s results of operations for the period.

d.	Regulatory matters

The Company is subject to governmental and administrative proceedings and regulatory inquiries, examinations and investigations in the ordinary course of its business. In connection with regulatory inquiries, examinations and investigations, the Company has been contacted by various regulatory agencies including, among others, the Securities and Exchange Commission, the U.S. Department of Labor and various state insurance departments and state attorneys general. The Company has cooperated fully with these regulatory agencies with regard to their inquiries, examinations and investigations and has responded to information requests and comments.

36

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Market volatility in the financial services industry over the last several years has contributed to increased scrutiny of the entire financial services industry. Therefore, the Company believes that it is reasonable to expect that proceedings, regulatory inquiries, examinations and investigations into the insurance and financial services industries will continue for the foreseeable future. Additionally, new industry-wide legislation, rules and regulations could significantly affect the insurance and financial services industries as a whole. It is the opinion of management that the ultimate resolution of these regulatory inquiries, examinations, investigations, legislative and regulatory changes of which we are aware will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the financial impact of the matter and the level of the Company’s results of operations for the period.

14.	Related party transactions

Pursuant to a management agreement, MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Investment and administrative services are also provided to the Company pursuant to a management services agreement with MassMutual. While management believes that these fees are calculated on a reasonable basis, these fees may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis.

The following table summarizes the transactions between the Company and the related parties:

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Fee income:
Recordkeeping and other services	$1	$1	$1
Investment advisory income	2	2	2
Fee expense:
Management and service contracts and cost-sharing arrangements	9	11	11

The Company reported less than $1 million as amounts due from affiliates as of December 31, 2015 and 2014. The Company reported $2 million as amounts due to affiliates as of December 31, 2015 and $3 million as of December 31, 2014. Terms generally require settlement of these amounts within 30 to 90 days.

The Company has a Modco quota-share reinsurance agreement with MassMutual where the Company cedes 100% of the premium on certain bank-owned life insurance policies. In return, MassMutual pays the Company a stipulated expense allowance, death and surrender benefits. The Company retains the assets and related reserves for payment of future benefits on the ceded policies. The Modco adjustment is the mechanism by which MassMutual funds the reserve on the reinsured portion of the risk. It is needed to adjust for the financial effect of the Company holding the reserves on the ceded coverage rather than MassMutual.

The Company also has a stop-loss agreement with MassMutual under which the Company cedes claims which, in aggregate, exceed 0.70% of the covered volume for any year, with maximum coverage of $25 million above the aggregate limit. The aggregate limit was $28 million in 2015, $30 million in 2014 and $31 million in 2013, and it was not exceeded in any of the years.

The Company has a quota-share reinsurance agreement with MassMutual in which MassMutual assumes specific plans of insurance on a yearly renewable term basis.

The net amounts outstanding with MassMutual for the various reinsurance agreements were $27 million as of December 31, 2015 and $28 million due from MassMutual as of December 31, 2014. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

37

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the related party reinsurance transactions between the Company and MassMutual:

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Premium expense ceded, related to:
Quota-share reinsurance agreements	$(7)	$(7)	$(7)

Modco adjustments ceded,included in fees and other expense	(15)	(13)	(10)

Expenses allowances on reinsurance ceded,included in fees and other expense, related to:
Modco agreements	6	6	5

Policyholders’ benefits ceded, related to:
Modco agreements	14	11	8
Quota-share reinsurance agreements	2	7	7

Experience refunds (paid) received, related to:
Modco agreements	-	(1)	-

15.	Subsequent events

Management of the Company has evaluated subsequent events through February 19, 2016, the date the financial statements were available to be issued. No events have occurred subsequent to the balance sheet date and before the date of evaluation that would require disclosure.

38

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

16.	Subsidiaries and affiliated companies

A summary of ownership and relationship of MassMutual and its subsidiaries and affiliated companies as of December 31, 2015 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MML Distributors LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MassMutual Holding LLC

The MassMutual Trust Company, FSB

MML Private Placement Investment Company I, LLC

MML Mezzanine Investor, LLC

MML Mezzanine Investor II, LLC

MMC Equipment Finance LLC

MML Mezzanine Investor L, LLC

MML Re Finance LLC

WP – SC, LLC – 81% (remaining 19% owned by C.M. Life Insurance Company)

MSP – SC, LLC

Country Club Office Plaza LLC – 88% (remaining 12% owned by C.M. Life Insurance Company)

MML Mezzanine Investor III, LLC

MassMutual External Benefits Group LLC

MSC Holding Company, LLC

Berkshire Way LLC

MassMutual Retirement Services, LLC

Fern Street LLC

MML Strategic Distributors, LLC

MML Investment Advisers, LLC

Pioneers Gate LLC

MML Special Situations Investor LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor, LLC

CML Mezzanine Investor L, LLC

CML Mezzanine Investor III, LLC

CML Re Finance LLC

CML Special Situations Investor LLC

Subsidiaries of MML Bay State Life Insurance Company

(No subsidiaries)

39

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

17.	Impairment listing for loan-backed and structured securities

The following are the total cumulative adjustments and impairments for loan-backed and structured securities since July 1, 2009:

Period Ended	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
December 31, 2015	$-	$-	$-	$-	$-	$-	$-
September 30, 2015	79,533.44	-	79,533.44	77,196.59	(2,336.85)	77,196.59	76,960.70
June 30, 2015	-	-	-	-	-	-	-
March 31, 2015	-	-	-	-	-	-	-
December 31, 2014	7,387.14	-	7,387.14	5,752.25	(1,634.89)	5,752.25	24,010.12
September 30, 2014	-	-	-	-	-	-	-
June 30, 2014	-	-	-	-	-	-	-
March 31, 2014	11,681.75	-	11,685.75	11,342.00	(339.75)	11,342.00	13,573.02
December 31, 2013	8,955.12	-	8,955.12	7,966.58	(988.54)	7,966.58	11,477.00
September 30, 2013	5,946.55	-	5,946.55	5,842.35	(104.20)	5,842.35	5,478.02
June 30, 2013	456,120.47	-	456,120.47	445,397.36	(10,723.11)	445,397.36	340,976.95
March 31, 2013	-	-	-	-	-	-	-
December 31, 2012	1,242,595.82	-	1,242,595.82	1,144,981.30	(97,614.52)	1,144,981.30	1,195,404.80
September 30, 2012	2,265,155.66	-	2,265,155.66	2,103,073.10	(162,082.56)	2,103,073.10	2,115,758.98
June 30, 2012	1,884,017.51	-	1,884,017.51	1,845,692.12	(38,325.39)	1,845,692.12	1,521,643.03
March 31, 2012	3,900,635.45	-	3,900,635.45	3,788,244.00	(112,391.45)	3,788,244.00	3,066,813.39
December 31, 2011	3,900,657.97	-	3,900,657.97	3,740,566.23	(160,091.74)	3,740,566.23	3,217,415.48
September 30, 2011	2,070,736.56	-	2,070,736.56	2,014,120.98	(56,615.58)	2,014,120.98	1,664,098.87
June 30, 2011	4,933,708.07	-	4,933,708.07	4,626,546.26	(307,161.81)	4,626,546.26	3,860,445.21
March 31, 2011	3,031,095.16	-	3,031,095.16	2,949,182.01	(81,913.15)	2,949,182.01	2,370,633.14
December 31, 2010	2,843,612.77	-	2,843,612.77	2,795,485.61	(48,127.16)	2,795,485.61	2,189,660.73
September 30, 2010	3,666,522.50	-	3,666,522.50	3,544,040.19	(122,482.31)	3,544,040.19	2,935,439.96
June 30,2010	2,331,449.06	-	2,331,449.06	2,200,016.30	(131,432.76)	2,200,016.30	1,658,548.15
March 31, 2010	3,606,733.30	-	3,606,733.30	3,269,443.64	(337,289.66)	3,269,443.64	2,259,716.96
December 31, 2009	4,888,306.08	-	4,888,306.08	4,101,772.99	(786,533.09)	4,101,772.99	2,994,613.30
September 30, 2009	10,338,098.79	207,960.30	10,546,059.09	9,768,287.29	(777,771.80)	9,768,287.29	6,661,983.49
Totals		$207,960.30			$(3,235,960.32)

There were no impairments on loan-backed or structured securities for the three months ended December 31, 2015.

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2015:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
79549ASM2	$ 79,533.44	$ -	$ 79,533.44	$ 77,196.59	$ (2,336.85)	$ 77,196.59	$ 76,960.70

There were no impairments on loan-backed or structured securities for the three months ended June 30, 2015.

There were no impairments on loan-backed or structured securities for the three months ended March 31, 2015.

40

PART C

OTHER INFORMATION

Item 26.	Exhibits

Exhibit (a)	Resolution of the Board of Directors of MML Bay State Life Insurance Company, establishing the Separate Account – Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 033-19605 filed April 24, 1998

Exhibit (b)	Not Applicable

Exhibit (c)	i.	Underwriting and Servicing Agreement dated December 16, 2014 by and between MML Investors Services, LLC and MML Bay State Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement File No. 033-82060 filed April 29, 2015

Exhibit (d)	i.	Form of Flexible Premium, Variable, Whole Life Insurance Policy – Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 033-19605 filed April 24, 1998

	ii.	Form of Accelerated Death Benefit Rider – Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 033-82060 filed February 4, 2005

	iii.	Form of Accidental Death Benefit Rider – Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement File No. 033-23126 filed December 21, 2006

	iv.	Form of Insurability Protection Rider – Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement File No. 033-23126 filed December 21, 2006

	v.	Form of Waiver of Monthly Charges Rider – Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement File No. 033-23126 filed December 21, 2006

Exhibit (e)	Form of application for Flexible Premium, Variable, Whole Life Insurance Policy – Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 033-19605 filed April 24, 1998

Exhibit (f)	i.	Amended and Restated Certificate of Incorporation of MML Bay State Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 033-19605 filed April 24, 1998

	ii.	By-Laws of MML Bay State Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 033-19605 filed April 24, 1998

Exhibit (g)	Reinsurance Contracts

	i.	Employers Reassurance Corporation

		à	Automatic and Facultative YRT Agreement (MML Bay State Life Insurance Company and Massachusetts Mutual Life Insurance Company) dated January 1, 1999 and amendments dated January 1, 1999, January 1, 1999, January 1, 1999, January 1, 1999, September 1, 1999, June 15, 2001, July 1, 2001, February 29, 2004, April 10, 2006 and September 1, 2006 – Incorporated by reference to Post-Effective Amendment No. 29 to Registration Statement File No. 033-19605 filed April 25, 2012

			–	Amendments effective May 1, 2012 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-49457 filed April 23, 2012

			–	Amendment effective March 12, 2013 – Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 033-82060 filed April 28, 2014

	ii.	Munich American Reassurance

		à	Automatic and Facultative YRT Agreement (MML Bay State Life Insurance Company and Massachusetts Mutual Life Insurance Company) dated January 1, 1999 and amendments dated January 1, 1999, January 1, 1999 and January 1, 1999 – Incorporated by reference to Post-Effective Amendment No. 29 to Registration Statement File No. 033-19605 filed April 25, 2012

			–	Amendments dated October 1, 1999 – Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement File No. 033-82060 filed April 25, 2012

			–	Amendments dated September 1, 2006 and January 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

			–	Amendment dated August 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-150916 filed April 25, 2011

			–	Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-150916 filed April 25, 2012

			–	Amendments dated January 1, 1999, September 1, 1999, June 15, 2001 and March 1, 2004 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 File No. 333-49457 filed April 25, 2012

			–	Amendments effective January 1, 1999 and July 30, 2012 – Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement File No. 333-150916 filed April 23, 2013

			–	Amendment effective January 1, 1999 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

	iii.	RGA Reinsurance Company /Allianz Life Insurance Company of North America

		à	Automatic and Facultative YRT Agreement (MML Bay State Life Insurance Company and Massachusetts Mutual Life Insurance Company) dated January 1, 1999 and amendments dated January 1, 1999, January 1, 1999, January 1, 1999, January 1, 1999 and October 1, 1999 – Incorporated by reference to Post-Effective Amendment No. 29 to Registration Statement File No. 033-19605 filed April 25, 2012

			–	Amendments dated January 1, 2002, September 1, 2006 and January 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

			–	Amendment dated August 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-150916 filed April 25, 2011

			–	Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-150916 filed April 25, 2012

			–	Amendments dated January 1, 1999, January 1, 1999, September 1, 1999, June 15, 2001 and March 1, 2004 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 File No. 333-49457 filed April 25, 2012

			–	Amendments effective January 1, 2012 and July 30, 2012 – Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement File No. 333-150916 filed April 23, 2013

			–	Amendment effective January 1, 1999 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

			–	Amendment effective May 1, 2012 – Incorporated by reference to Post-Effective Amendment No. 30 to Registration Statement File No. 033-19605 filed April 29, 2014

			–	Amendment effective May 21, 2013 – Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 033-82060 filed April 28, 2014

			–	Amendment effective August 1, 2013 – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-50410 filed April 28, 2014

			–	Amendments effective August 28, 2014 and August 28, 2014 – Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement File No. 033-82060 filed on or about April 29, 2015

Exhibit (h)	i.	Participation, Selling, Servicing Agreements:

		a.	MML Funds

			–	Participation Agreement dated November 17, 2005 (MML Series Investment Fund, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company)– Incorporated by reference to Post-Effective Amendment No. 62 to Registration Statement File No. 002-39334 filed August 22, 2007

				•	First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

				•	Second Amendment dated as of August 26, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

				•	Third Amendment dated April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

				•	Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 78 to Registration Statement File No. 002-39334 filed March 2, 2011

				•	Fifth Amendment dated August 28, 2012 – Incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement File No. 002-39334 filed March 1, 2013

				•	Sixth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

				•	Seventh Amendment dated August 11, 2015 – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

		b.	MML II Funds

			–	Participation Agreement dated November 17, 2005 (MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-122804 filed April 30, 2008

				•	First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

				•	Second Amendment dated as of August 26, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

				•	Third Amendment dated as of April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

				•	Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement File No. 333-122804 filed March 2, 2011

				•	Fifth Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

				•	Sixth and Seventh Amendments dated and effective August 28, 2012 and November 12, 2012 – Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 333-122804 filed March 1, 2013

				•	Eighth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

				•	Ninth Amendment dated August 11, 2015 – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

		c.	Oppenheimer Funds

			–	Participation Agreement, entered into as of May 1, 2006 and executed on November 20, 2007, (Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

				•	Amendment No. 1 effective April 3, 2008 – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed April 28, 2009

				•	Amendment No. 2 effective June 8, 2009 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

				•	Amendment No. 3 effective October 13, 2010 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

				•	Amendment No. 4 dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

		d.	T. Rowe Price Funds

			–	Participation Agreement dated as of April 28, 1999 (T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc. and MML Bay State Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement File No. 033-82060 filed April 28, 2008

				•	Amendment effective August 1, 2000 – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement File No. 033-82060 filed April 24, 2008

				•	Amendment effective March 21, 2013 – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 033-82060 filed April 25, 2013

	ii.	Shareholder Information Agreements (Rule 22c-2 Agreements)

		a.	MML Series Investment Fund effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

		b.	MML Series Investment Fund II effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

		c.	OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

		d.	T. Rowe Price Services, Inc., T. Rowe Price Investment Services, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

Exhibit (i)	Not Applicable

Exhibit (j)	Not Applicable

Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered – Incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement File No. 033-19605 filed April 28, 2010

Exhibit (l)	Not Applicable

Exhibit (m)	Not Applicable

Exhibit (n)	i.	Consent of Independent Registered Public Accounting Firm, KPMG LLP. *

	ii.	Powers of Attorney

		à	Gregory Deavens

– Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 033-61679 filed April, 25, 2012

		à	Roger W. Crandall Mark Roellig Michael R. Fanning		Michael T. Rollings

– Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File No. 333-49457 filed April 28, 2010

Exhibit (o)	Not Applicable

Exhibit (p)	Not Applicable

Exhibit (q)

SEC Procedures Memorandum dated April 25, 2016, describing Massachusetts Mutual Life Insurance Company issuance, transfer, and redemption procedures for the Policy – Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement File No. 333-150916 filed on or about April 26, 2016

*	filed herewith

Item 27.	Directors and Officers of the Depositor

Directors of MML Bay State Life Insurance Company

Roger W. Crandall, Director (Chairman), President, and Chief Executive Officer (principal executive officer) 1295 State Street B101 Springfield, MA 01111	Michael R. Fanning, Director and Executive Vice President 1295 State Street Springfield, MA 01111

Mark Roellig, Director, Executive Vice President, and General Counsel 1295 State Street Springfield, MA 01111	Michael T. Rollings, Director, Executive Vice President and Chief Financial Officer (principal financial officer) 1295 State Street Springfield, MA 01111

Principal Officers (other than those who are also Directors, as referenced above):

Gregory Deavens, Senior Vice President and Controller (principal accounting officer) 1295 State Street Springfield, MA 01111	Todd G. Picken, Vice President and Treasurer 1295 State Street Springfield, MA 01111

Pia Flanagan,, Vice President and Corporate Secretary 1295 State Street Springfield, MA 01111	M. Timothy Corbett, Executive Vice President 1295 State Street Springfield, MA 01111

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant.

Incorporated herein by reference to Item 28 in Post-Effective Amendment No. 8 to Registration Statement File No. 333-150916, as filed with the Securities and Exchange Commission on or about April 26, 2016.

Item 29. Indemnification

MML Bay State directors and officers are indemnified under Article V of the By-laws of MML Bay State, as set forth below.

ARTICLE V of the By-laws of MML Bay State provide for indemnification of directors and officers as follows:

“ARTICLE V

INDEMNIFICATION

The corporation shall, to the fullest extent and under the circumstances permitted by Connecticut law, as amended from time to time, indemnify any person serving or who has served (a) as a director, officer, employee or agent of the corporation or (b) at the corporation’s request, as a director, trustee, officer, partner, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against all liabilities and expenses incurred by him in connection with the defense or disposition of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal, while serving or thereafter, by reason of his having been such a director, trustee, officer, partner, employee or agent, except (unless otherwise permitted by Connecticut law) (c) in connection with a proceeding by or in the right of the corporation in which he was adjudged liable to the corporation or (d) in connection with any other proceeding charging improper personal benefit to him in which he was adjudged liable on the basis that personal benefit was improperly received by him.

Expenses, including counsel fees, reasonably incurred by any such director, trustee, officer, partner, employee or agent who is a party to a proceeding may be paid by the corporation in advance of the final disposition thereof upon receipt of a written affirmation of the person’s good faith belief that he has met the standard of conduct permitting indemnification and a written undertaking to repay the advance upon a determination that he did not meet the standard of conduct; provided, however, that a determination is also made that on the basis of the facts then known indemnification would not be precluded.

The right of indemnification hereby provided shall not be exclusive of or affect any other right to which any such director, trustee, officer, partner, employee or agent may be entitled. Nothing contained in this Article shall affect any other right to indemnification to which such persons may be entitled by contract or otherwise under law.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with certain officers who serve as a director of a subsidiary of MassMutual (a “Subsidiary Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Subsidiary Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Subsidiary Director because he or she is a director of a subsidiary of MassMutual if the Subsidiary Director (i) acted in good faith, (ii) reasonably believed the conduct was in the subsidiary’s best interests; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Subsidiary Director shall not be liable under MassMutual’s Charter or By-Laws. MassMutual further agrees to indemnify a Subsidiary Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Subsidiary Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Subsidiary Director derived an improper benefit. MassMutual will also indemnify a Subsidiary Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Subsidiary Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to the relevant subsidiary that the Subsidiary Director is entitled to indemnification, MassMutual will indemnify the Subsidiary Director to the extent permitted by law. Subject to the Subsidiary Director’s obligation to pay MassMutual in the event that the Subsidiary Director is not entitled to indemnification, MassMutual will pay the expenses of the Subsidiary Director prior to a final determination as to whether the Subsidiary Director is entitled to indemnification.

Item 30.	Principal Underwriters

a)	MML Investors Services, LLC (“MMLIS”) serves as principal underwriter of the contracts/policies/certificates sold by its registered representatives.

MMLIS, either jointly with certain other affiliates or individually, acts as principal underwriter for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, Massachusetts Mutual Variable Life Separate Account II.

(b)	MML Investors Services, LLC is the principal underwriter for this policy. The following people are officers and directors of MML Investors Services, LLC:

OFFICERS AND DIRECTORS OF MML INVESTORS SERVICES, LLC
Name	Positions and Offices	Principal Business Address
Michael Fanning	Director, (Chairman of the Board) & Chief Executive Officer	*

John Vaccaro	President, Agency Field Force Supervisor, Director	*

William F. Monroe, Jr.	Vice President, Chief Operating Officer	*
Nathan Hall	Chief Financial Officer, Treasurer and Assistant Vice President	*

Christine Frederick	Chief Compliance Officer	*
Althea O’Donnell	AML Compliance Officer	*
Susan Scanlon	Deputy Chief Compliance Officer	**
James Puhala	Deputy Chief Compliance Officer	*
Mark Viviano	Co-Chief Operations Officer and Assistant Vice President	**

Mark Larose	Co-Chief Operations Officer and Assistant Vice President	*

Kenneth M. Rickson	Field Risk Officer	*
Robert S. Rosenthal	Chief Legal Officer, Vice President, Associate General Counsel and Secretary	*

Douglas Russell	Vice President	*
Wendy Benson	Vice President	*
Mathew Verdi	Assistant Vice President	*
Edward K. Duch, III	Assistant Secretary	*
Jennifer L. Dupuis-Krause	Assistant Secretary	*
Bruce C. Frisbie	Assistant Treasurer	**
Kevin LaComb	Assistant Treasurer	*
Todd Picken	Assistant Treasurer	*
Kristin Costanzo	Assistant Treasurer	*
Kathy Rogers	Continuing Education Officer	*
Joseph Sparacio	Senior Regional Vice President	9830 E. Granite Peak Trail Scottsdale, AZ 85262
Michael St. Clair	Senior Regional Vice President	*
Richard Bourgeois	Vice President	*
Francine Reipold	Vice President	*
Mario Morton	Assistant Vice President and Registration Manager	*
Anthony Frogameni	Chief Privacy Officer, Assistant Vice President	*
Elaine Gruet	Assistant Vice President	*
Delphine Soucie	Assistant Vice President	*
David Cove	Regional Assistant Vice President	*
Kevin DeGray	Regional Assistant Vice President	*
Nicholas DeLuca	Regional Assistant Vice President	1101 North Black Canyon Highway PH30 Phoenix, AZ 85209
David Hardy	Regional Assistant Vice President	*
Donald Helmes	Regional Assistant Vice President	*
Courtney Munoz	Regional Assistant Vice President	*
John Rogan	Regional Assistant Vice President	*
Jack Yvon	Regional Assistant Vice President	*
Michael Rollings	Director	*
Elizabeth Ward Chicares	Director	*
Jennifer Healy	Variable Annuity Product Distribution Officer	*
Craig Waddington	Variable Life Product Distribution Officer	*
Michael Dunn	Worksite Product Distribution Officer	**
* 1295 State Street, Springfield, MA 01111-0001 ** 100Bright Meadow Boulevard, Enfield, CT 06082-1981

(c) Compensation From the Registrant

For information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year, refer to the “Underwriters” section of the Statement of Additional Information.

Item 31. Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item 32. Management Services

Not Applicable

Item 33. Fee Representation

REPRESENTATION UNDER SECTION 26(f)2(A) OF

THE INVESTMENT COMPANY ACT OF 1940

With respect to the policy described in this Registration Statement, MML Bay State Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium variable universal life insurance policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by MML Bay State Life Insurance Company.

SIGNATURES

Pursuant to the requirements of Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, MML Bay State Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Post Effective Amendment No. 33 to Registration Statement No. 033-19605 under Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Springfield and the Commonwealth of Massachusetts on the 25th day of April, 2016.

MML BAY STATE VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

MML BAY STATE LIFE INSURANCE COMPANY

(Depositor)

By:	ROGER W. CRANDALL*
Roger W. Crandall
President and Chief Executive Officer (principal executive officer)
MML Bay State Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment No. 33 to Registration Statement No. 033-19605 has been signed by the following persons, as officers and directors of the Depositor, in the capacities and on the dates indicated.

Signature	Title	Date

ROGER W. CRANDALL *	Director, President and Chief Executive Officer	April 25, 2016
Roger W. Crandall	(principal executive officer)

MICHAEL T. ROLLINGS *	Director and Chief Financial Officer	April 25, 2016
Michael T. Rollings	(principal financial officer)

GREGORY DEAVENS *	Controller	April 25, 2016
Gregory Deavens	(principal accounting officer)

MARK ROELLIG *	Director	April 25, 2016
Mark Roellig

MICHAEL R. FANNING *	Director	April 25, 2016
Michael R. Fanning

/S/ JOHN E. DEITELBAUM		April 25, 2016
* John E. Deitelbaum Attorney-in-Fact pursuant to Powers of Attorney

INDEX TO EXHIBITS

Item 26.	Exhibits

Exhibit (n) i. Consent of Independent Registered Public Accounting Firm – KPMG LLP